UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2017

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual report

March 31, 2017

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2017, and subject to change for events occurring after such a date. Holdings are as of the date indicated and subject to change.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2017 Delaware Management Holdings, Inc.

Portfolio management reviews

Optimum Fixed Income Fund

April 11, 2017 (Unaudited)

Performance review (for the year ended March 31, 2017)
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+2.40%
Optimum Fixed Income Fund (Class A shares)	1-year return	+2.03%
Bloomberg Barclays US Aggregate Index* (benchmark)	1-year return	+0.44%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 19.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 21 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Formerly, the Barclays US Aggregate Index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market overview

After a rocky start to the Fund’s fiscal year ended March 31, 2017, markets calmed as oil prices rebounded and concerns over a slowdown in China’s growth began to subside. However, the outcome of the United Kingdom’s “Brexit” referendum led to a decline in global sovereign yields, which fell to all-time lows in July 2016, and a brief selloff of risk assets. However, markets quickly shook off the unexpected Brexit results and equity prices hit new highs while volatility eased.

Donald Trump’s surprise victory in the US presidential election dominated news at the end of 2016. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, interest rates rose as bonds sold off, and inflation expectations jumped. The potential for growth-enhancing policies –– including infrastructure spending, tax reform, and deregulation –– along with solid economic data helped seal the US Federal Reserve’s interest rate hike in December 2016. Risk assets generally performed well and emerging market assets rebounded despite geopolitical tensions. Market volatility remained low as equity prices rose and credit spreads tightened.

A rise in confidence and optimism for economic growth marked the end of the Fund’s fiscal year. Despite US policy uncertainty, surprises in the run-up to French elections and a Fed rate hike in March 2017, risk assets continued to rebound as credit spreads tightened, US equities set new highs, and emerging markets outperformed.

Data source: Bloomberg

Fund performance

For the fiscal year, Optimum Fixed Income Fund outperformed its benchmark index, the Bloomberg Barclays US Aggregate Index. Both the DMC and PIMCO intermediate-term components of the Fund outpaced their benchmark, the Bloomberg Barclays US Aggregate Index. DMC’s floating-rate component outpaced its internal benchmark, the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, while PIMCO’s low duration component outperformed its internal benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Index. The following remarks describe factors that affected relative performance within the Fund’s respective portions.

DMC

Note: The portfolio-level discussion presented below appears in two sections. The first covers DMC ’s portion of the Fund that focused on a multisector, intermediate-term strategy, while the second covers its portion that focused on a short duration, floating rate strategy.

Intermediate-term component

For the fiscal year ended March 31, 2017, DMC’s fixed-rate intermediate-term portion of Optimum Fixed Income Fund returned +3.27% (before expenses) and outperformed the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index, which returned +0.44% for the same period.

In this portion of the Fund, DMC’s emerging market allocation, averaging roughly 9% during the fiscal year, generated strong gains (9.2%), contributing 79 basis points (one basis point is one-hundredth of a percentage point) to index-relative returns. (All return references are before expenses.) A key decision to add to quasi-sovereign, oil-sensitive names aided performance for the fiscal year. Mexican exposure hurt performance after the US election, as Mexico was often targeted in the Trump campaign’s trade promises.

Investments in the bank loan sector, with an average portfolio allocation of 8% during the fiscal year, contributed to relative returns for DMC’s intermediate-term portion of the Fund. DMC’s bank loan

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Portfolio management reviews

Optimum Fixed Income Fund

holdings returned 8.2%, in sharp contrast to the Bloomberg Barclays US Aggregate Index return of 0.44%. Floating-rate bank loans added 61 basis points of index-relative gains. This subportfolio underperformed the S&P/LSTA Leveraged Loan Index return of 9.7%.

Investments in traditional high yield bonds, which averaged a 6% allocation in DMC’s portion of the Fund during the fiscal year, contributed to performance with an 8.7% return. This subsector trailed the BofA Merrill Lynch BB-B Rated US High Yield Index’s 13.8% return. Important sector exposures for high yield investments included media, healthcare, and technology companies, and the leisure area. This portion of the Fund had an underweight to both the energy and mining sectors, which saw significant returns.

Collateralized mortgage obligation (CMO) investments contributed to performance relative to the benchmark for DMC’s intermediate-term portion of the Fund. Specifically, the CMO basket earned 2.4%, beating both the Bloomberg Barclays US Aggregate Index and the Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index (+0.17%). For its CMO investments, DMC used a barbell strategy that combines interest-only and inverse interest-only investments, coupled with longer-duration sequential and planned amortization class (PAC) tranches.

Detractors from performance included positioning within the energy sector as well as curve positioning. More specifically, DMC’s conservative posture within energy and the underweight exposure for some of 2016 led to relative underperformance in DMC’s intermediate-term portion of the Fund. Additionally, the significant yield and curve move in the fourth quarter of 2016 created performance drags. Attractive new-issue corporate and curve placement led DMC to concentrate exposure in the 5- to 10-year maturity space. This placement was very sensitive to fourth-quarter interest movements. While these factors hurt performance, the investment grade corporate investments in DMC’s intermediate-term portion play an important role in its income advantage over the Bloomberg Barclays US Aggregate Index.

Floating-rate component

In managing its short duration, floating-rate portion of the Fund, DMC focuses on a diversified group of floating-rate securities. For the fiscal year, the floating-rate portion of the Fund returned +4.75% (before expenses), outperforming DMC’s internal benchmark, the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which returned +0.74% for the same period.

Investment grade credit which made up 52% of the floating-rate portion of the Fund was its largest contributor to performance. With a total return of 4.0% (all returns are before expenses), investment grade credit contributed more than 200 basis points to performance for DMC’s floating-rate portion of the Fund, outperforming the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Index. All four of the portfolio’s major investment grade sectors –– industrial, financial, utility, and noncorporate –– outperformed the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index.

Industrial securities (at 24% of this portion of the Fund on average during the fiscal year) returned 3.8% for the fiscal period. The strongest-performing industrials were General Electric, Exxon Mobil, and Conoco Phillips, an oil exploration and services company. Financials (18% allocation) returned 5.3%. Banks contributed significantly to performance, led by PNC, Wells Fargo, and Goldman Sachs. The utility sector (4% allocation) and noncorporate sector (6% allocation) returned 3.4% and 1.5%, respectively.

Bank loans, at 31% of this portion of the Fund on average during the fiscal year, were the second largest sector allocation in DMC’s floating-rate portion of the Fund. DMC’s bank loan holdings returned 7.0% and outperformed the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, contributing more than 200 basis points to overall performance for DMC’s floating-rate component of the Fund. Leading contributors among bank loans were Russell Investments, FMG Resources, a mining company, and Gardner Denver, a machinery manufacturer. The average quality of the bank loans during the fiscal year was Ba3, relatively high quality within the sector. DMC continued to find the bank loans’ floating-rate coupons an attractive alternative to fixed-rate securities.

Over the course of the year, lower-quality assets generally outperformed higher quality assets. Sectors such as bank loans, high yield, and emerging markets posted strong returns for this portion of the Fund. High yield and emerging markets securities each made up about a 1% allocation to DMC’s floating-rate component, and returned (before expenses) 13.7% and 10.1%, respectively.

Structured credit, which averaged about a 13% allocation, outperformed 3-month London interbank offered rate (Libor) returns. Asset-backed securities (ABS), which averaged about a 10% allocation during the fiscal year, outpaced the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index with a return of 1.3%. The ABS exposure was primarily in nonresidential ABS, including credit cards and autos, which generally provide high-quality liquidity and income. Collateralized loan obligations (CLOs), at a 3% allocation, returned 3.3%, outperforming both the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index and DMC’s ABS holdings. CLO holdings continue to be senior in the capital structure and carry an AAA rating.

DMC uses derivatives such as interest rate swaps to hedge the duration of fixed-rate bonds within its floating-rate portion of the Fund. As interest rates rose and swap spreads widened, these interest rate hedges benefited the portfolio. As swap spreads

2

widened, paying fixed on an interest rate swap was a more effective hedge than selling Treasury futures.

DMC used interest rate swaps to hedge its fixed-rate bonds with a duration of 2.5 years and longer, to maintain an overall DMC portfolio duration of roughly 0.25 years. DMC also initiated a credit hedge at fiscal year end to attempt to protect the Fund against potential spread volatility. This hedge did not have a significant effect on performance.

PIMCO

Note: The portfolio-level discussion presented below appears in two sections. The first covers PIMCO’s portion of the Fund that focused on an intermediate-term strategy, while the second covers its portion that focused on a low duration strategy.

Intermediate-term component

The intermediate-term component of PIMCO’s portion of the Fund returned +3.19% (before expenses) and outperformed its benchmark, the Bloomberg Barclays US Aggregate Index, which returned +0.44% for the same period.

Interest rate strategies detracted from performance for PIMCO’s intermediate-term portion of the Fund. US yield curve positioning, specifically a focus on intermediate rates, hurt performance as intermediate yields rose the most. Short exposure to UK duration also detracted from performance as UK yields fell.

Spread sector strategies were positive for returns overall. Exposure to nonagency mortgages, high yield credit, and holding US Treasury inflation-protected securities (TIPS) in lieu of nominal Treasurys added to performance as these sectors outperformed like-duration Treasurys. An underweight to strong-performing investment grade credit hurt performance. Lastly, holdings of taxable municipals and emerging market external debt added to returns.

Currency positioning contributed to performance for PIMCO’s portion of the Fund. Modest exposure to the Brazilian real added to returns as the real appreciated against the US dollar. A long-dollar bias versus the British pound also helped results as the pound depreciated.

While US fundamentals remain solid, international demand should still weigh on US interest rates. Because PIMCO believes the extent of the US interest rate move relative to other developed markets may be overdone, this portion of the Fund remains modestly overweight to US duration.

Low duration component

The low duration component of PIMCO’s portion of the Fund returned +3.69% (before expenses) and outperformed PIMCO’s internal benchmark, the BofA Merrill Lynch 1–3 Year US Treasury Index, which returned +0.25% for the same period.

Interest rate strategies were positive for PIMCO’s low duration portion of the Fund. An underweight to US duration added to performance as US Treasury yields rose. Outside of the United States, an allocation to front-end core European and Australian rates contributed to returns as short rates in these regions fell.

Non-US interest rate strategies, including short exposure to UK duration and modest exposure to Mexican local rates, modestly detracted from performance for PIMCO’s portion of the Fund, as UK yields fell while Mexican local yields rose during the fiscal period.

Spread sector strategies also added to results for PIMCO’s portion of the Fund. Exposure to investment grade credit and high yield credit added to performance as these securities outperformed like-duration Treasurys. An allocation to nonagency mortgages and emerging market external debt also contributed to returns.

Currency positioning likewise contributed. A long-dollar position against the Australian and Canadian dollars was positive for returns as these currencies depreciated. However, short exposure to the Japanese yen, which appreciated, partially offset this.

At the end of the fiscal year, PIMCO’s low duration component of the Fund remained underweight to US duration in light of potential volatility as the Fed continues its hiking cycle. However, the portfolio maintains neutral overall duration with its underweight to US duration offset by exposure to countries that benefit from supportive monetary policy, including Germany, France, and Australia.

The use of money market and government futures, currency forwards, options, and credit default swaps did not have a material effect on performance during the fiscal year within either component of PIMCO’s portion of the Fund.

PIMCO’s use of interest rate swaps to underweight the long end of the US yield curve resulted in short exposure to swap rates in its intermediate-term portion of the Fund. This aided performance as swap rates underperformed Treasury rates.

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Portfolio management reviews

Optimum International Fund

April 11, 2017 (Unaudited)

Performance review (for the year ended March 31, 2017)
Optimum International Fund (Institutional Class shares)*	1-year return	+14.18%
Optimum International Fund (Class A shares)*	1-year return	+13.91%
MSCI EAFE Index (gross) (benchmark)	1-year return	+12.25%
MSCI EAFE Index (net) (benchmark)	1-year return	+11.67%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 23.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 24 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian) EARNEST Partners LLC (EARNEST)

Market overview

International equity markets rebounded during the Fund’s fiscal year ended March 31, 2017. Emerging markets and US equity markets also posted strong absolute returns. International markets, as represented by the MSCI ACWI (All Country World Index) ex USA Index returned +13.13% (net), and developed markets, as represented by the MSCI EAFE Index, returned +11.67% (net) for the fiscal year. Emerging markets, as represented by the MSCI Emerging Markets Index, and the large-cap sector of the US market, as represented by the Russell 1000® Index, returned +17.21% (net) and +17.43%, respectively.

Three key drivers strongly influenced equity market performance during the Fund’s fiscal year: mounting political uncertainty in Europe following the United Kingdom’s vote to leave the European Union; the election of Donald Trump as US president; and ongoing divergence in major central-bank policies. Investors paid close attention to the US Federal Reserve during the fiscal year in anticipation of rate hikes, and the Fed responded in kind. Amid signs of a strengthening economy, the Federal Open Market Committee raised interest rates by 0.25 percentage points, once in December 2016 and again in March 2017, signaling the possibility of further hikes in 2017. The European Central Bank stated that it would taper bond purchases beginning in April 2017, but that its quantitative easing measures would continue until at least the end of 2017.

Despite bouts of volatility and risks from US dollar strength and higher interest rates, indications of more stable growth in many economies underpinned emerging markets. Over the past several years, concerns about commodity price fluctuations, central bank activity, and political uncertainty drove emerging market equities to historically low valuations relative to developed markets. At the end of the Fund’s fiscal year, emerging market valuations were still near historic lows relative to their developed counterparts, but investors’ confidence in these emerging economies appeared to be growing.

Data source: Bloomberg

Fund performance

For the fiscal year, Optimum International Fund outperformed its benchmark, the MSCI EAFE Index (net). Acadian’s portion of the Fund turned in a positive performance, largely the result of country allocations. Strong stock selection across developed markets contributed to EARNEST’s relative outperformance for its portion of the Fund.

Acadian

Stock selection in France and Denmark, along with opportunistic stock positioning in Indonesia and Korea, drove relative outperformance of Acadian’s portion of the Fund during the fiscal year. Stock selection in Switzerland and Germany detracted from the Fund’s performance, as did the combined effects of stock selection and a market underweight in Australia.

Acadian’s overweight position in the information technology sector yielded strong results for its portion of the Fund. Many companies in

4

this sector consistently reported earnings that exceeded market expectations. Acadian’s underweight allocation in consumer staples also contributed to outperformance for its portion of the Fund. Particularly after the US presidential election, companies in the consumer staples sector appeared to lose favor with investors, who seemed to gravitate toward more cyclical, higher-risk sectors.

Acadian’s underweight in the financial sector detracted from its portion of the Fund; many stocks within this sector rallied late in the fiscal period on prospects of looser industry regulations. Acadian’s overweight position in the healthcare sector also detracted from performance for its portion of the Fund. New US tax inversion rules, along with public outcries over substantial drug price increases, hurt many healthcare companies.

Samsung and STMicroelectronics were leading contributors for Acadian’s portion of the Fund. Shares of Samsung jumped after the Korean electronics and digital media producer reported a considerable increase in second-quarter operating profits, boosted by strong sales of its Galaxy S7 smartphone. STMicroelectronics, based in Geneva, is one of the world’s largest producers of semiconductors. The company’s shares rose after its president and CEO reaffirmed STMicroelectronics’ focus on organic growth and reported that all business units were contributing to its bottom line.

Galenica and Qantas Airways were detractors for Acadian’s portion of the Fund. Galenica, the leading fully integrated healthcare provider in Switzerland, operates the largest network of pharmacies in Switzerland and manufactures drugs and beauty products. Galenica’s shares tumbled after it agreed to purchase US biopharmaceutical producer Relypsa at a substantial premium. At the end of the Fund’s fiscal year, Acadian continued to hold Galenica in its portion of the Fund. Positive indications from Acadian’s price to intrinsic asset value, management behavior, and signals of smart investor activity contributed to Acadian’s confidence in Galenica’s stock.

Qantas, the Australian air carrier, saw its shares decline after it announced a cut in its domestic expansion plans. The company cited uncertainty ahead of Australia’s federal elections and a drop in consumer sentiment as the rationale for its decision. Qantas remained a portfolio holding in Acadian’s portion of the Fund at the close of the fiscal year, owing primarily to what Acadian views as the stock’s favorable valuation and quality characteristics.

As of the end of the Fund’s fiscal year, Acadian’s largest overweight positions compared to the benchmark at the country level were Japan and Israel. Its portion of the Fund also held significant opportunistic exposures to Canada and Indonesia. France, the United Kingdom, Germany, and Australia were Acadian’s largest underweight positions relative to the benchmark in its portion of the Fund. At the sector level, Acadian held overweights in information technology and healthcare, while underweighting financials.

EARNEST

During the Fund’s fiscal year, strong stock selection across developed markets contributed to EARNEST’s relative outperformance in its portion of the Fund. EARNEST’s stock selection in the information technology and financial sectors accounted for a material portion of its outperformance during the fiscal year. Its relative overweight to the healthcare sector and underweight to industrials posed minor headwinds during the fiscal period and detracted from relative performance in its portion of the Fund.

EARNEST’s portion of the Fund held an average weighting of 74% to developed markets and an average weighting of 26% to emerging markets during the fiscal year.

EARNEST’s two Asian emerging market holdings helped drive outperformance for its portion of the Fund: Advanced Semiconductor Engineering and Shanghai Fosun Pharmaceutical Group. Based in Taiwan, Advanced Semiconductor Engineering is the world’s largest provider of semiconductor packaging and testing services. In 2016, the company continued driving margin expansion. The company’s ability to deliver profitable services to a wide range of clients led investors to reward the stock during the fiscal year.

Shanghai Fosun Pharmaceutical Group is a leading Chinese healthcare company. Manufacturing both generic drugs and Chinese traditional medicines generates the bulk of the company’s revenues. During the fiscal period, Fosun Pharmaceutical Group seemed relatively insulated from the pessimism surrounding drug pricing by some of the largest global drug manufacturers. The local traditional medicines that the company produces lifted revenues ahead of consensus; it continued to post a strong performance against its peers.

Sweden-based Getinge and Czech Republic-based Komercní banka were two EARNEST holdings that detracted from performance for its portion of the Fund. Getinge is a medical device manufacturer that serves the global healthcare industry. Due to currency fluctuations and political uncertainty, the company experienced some pressure on sales during the year. Despite its top-line miss, Getinge continued to drive organic growth during the year on the back of higher demand for its acute care therapies. EARNEST’s view is that, as currency fluctuations level out over time, the company may be well positioned to benefit from strong demand for its products and systems. EARNEST held Getinge in its portion of the Fund at the end of the fiscal year.

Based in the Czech Republic, Komercní banka provides commercial and retail financial banking through its more than 350 branch offices servicing approximately 1.5 million customers. While the stock traded down during the fiscal year, EARNEST continued to hold the company in its portion of the Fund at the end of the fiscal year, based on what

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Portfolio management reviews

Optimum International Fund

it views as its attractive fundamentals. Komercní banka has generally shown resilience during past economic shocks and remained profitable during the global financial crisis. The company maintains a higher-than-average net interest margin and operates in a jurisdiction that seems to be relatively underpenetrated.

As of the end of the Fund’s fiscal year, EARNEST held sector overweights in consumer discretionary, energy, financials, healthcare, and information technology and underweights in consumer staples, industrials, materials, real estate, telecommunications, and utilities. These relative overweight and underweight positions compared to the benchmark are an outgrowth of where EARNEST perceives individual opportunities.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

6

Optimum Large Cap Growth Fund

April 11, 2017 (Unaudited)

Performance review (for the year ended March 31, 2017)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+17.14%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+16.83%
Russell 1000® Growth Index (benchmark)	1-year return	+15.76%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 26.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 27 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Fred Alger Management, Inc. (Alger)

T. Rowe Price Associates, Inc. (T. Rowe Price)

Market overview

The large-cap equity markets experienced several distinct phases during the fiscal year ended March 31, 2017. In the opening months, investors seeking yield in a low interest rate environment turned to the consumer staples, telecommunications, and utilities sectors in search of stocks with high dividend yields. Those purchases were largely funded by sales of high-quality growth stocks in the healthcare and technology sectors. As economic growth improved, however, interest rates rose and investors once again began focusing on operating fundamentals, innovation, and growth.

Market dynamics changed dramatically in early November 2016 with the surprising election of Donald Trump as president. Given the pro-business, pro-growth policies the incoming administration espoused — including fewer regulations, tax-code revisions, and increased infrastructure spending investors sought companies in the energy, materials, and industrials sectors that they believed stood to benefit. Again, high-growth, high-quality companies underperformed.

The post-election rally lasted into the beginning of 2017. For the first time in two years, growth companies reported two consecutive periods of growth, underlining the strength of both the economy and company fundamentals. Then in March, the Trump administration failed to secure a vote for its proposed replacement for the Affordable Care Act (ACA), calling into question the likelihood that the rest of its agenda could be implemented. Again investors reacted, rotating back into quality growth-oriented companies.

Data source: Bloomberg

Fund performance

Optimum Large Cap Growth Fund outperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year. Sector allocation was the most significant contributor to performance in Alger’s portion of the Fund, while stock selection was the main contributor to performance in T. Rowe Price’s portion of the Fund. Contributions from the consumer staples sector benefited both Alger and T. Rowe Price. Information technology factored in both portions of the Fund, contributing to Alger’s portion of the Fund and detracting from T. Rowe Price’s portion. Shares of Amazon.com contributed to performance for Alger and T. Rowe Price, while shares of Allergan was a performance detractor for both sub-advisors during the Fund’s fiscal year.

Alger

With its strategy of investing in companies undergoing what it views as “positive dynamic change,” Alger seeks what it believes are high-quality, domestic growth stocks that have the potential to generate strong earnings growth and free cash flow. Both sector allocation and stock selection were responsible for outperformance in Alger’s portion of the Fund.

The consumer staples and information technology sectors were the leading contributors to performance in Alger’s portion of the Fund. The consumer staples group outperformed the benchmark, benefiting from both a relative underweight and strong stock selection. Technology was the second strongest sector on an absolute basis in this portion of the Fund, and Alger’s overweight relative to the benchmark benefited performance.

In both the industrials and materials sectors, weak stock selection could not overcome underweight allocations. Each sector underperformed the benchmark and detracted from performance in Alger’s portion of the Fund. Alger underweighted these cyclical sectors due to its philosophy of investing in growth companies undergoing rapid growth and positive dynamic change.

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Portfolio management reviews

Optimum Large Cap Growth Fund

Amazon.com, the world’s leading ecommerce company, was a significant contributor to performance in Alger’s portion of the Fund. The company’s ecommerce platform continues to take share from brick-and-mortar retailing. The product variety, ease of use, and consistency of quality have increased customer satisfaction and driven growth. Additionally, the company is disrupting another trillion-dollar addressable market opportunity with its web hosting business, Amazon Web Services (AWS). This solution provides cloud and information technology services for entire business enterprises to support technology infrastructure throughout their migration to the cloud. Given Amazon.com’s strength in both ecommerce and web service, Alger believes the company could be well positioned for sustained growth.

Apple, another performance contributor to Alger’s portion of the Fund, is a leading technology provider in telecommunications, computing, and services. Apple’s iOS operating system is the company’s unique intellectual property and competitive advantage. This software drives tight engagement with captive consumers and enterprises. The company has benefited from steady subscriber growth and an expanding user base in the iOS ecosystem. Additionally, Alger believes the prospect of a significant new product cycle could drive further revenue acceleration and profit potential.

Allergan, a leading performance detractor from Alger’s portion of the Fund, manufactures and distributes pharmaceuticals globally. The company has a diversified product portfolio in key therapeutic areas including aesthetics and dermatology, central nervous system, women’s health and urology, gastroenterology, cardiovascular disease, and other infectious diseases. Shares of the company sold off as investors digested management’s lowered earnings guidance in the wake of the government’s ruling against the proposed Pfizer merger. The guidance revision induced a less favorable view of management’s ability to execute efficiently and deploy capital effectively. Given the company’s product pipeline and attractive relative valuation, Alger continues to hold shares of Allergan in its portion of the Fund, although it has trimmed the position’s size.

Norwegian Cruise Lines, is the third-largest cruise operator globally and currently operates the youngest fleet in the industry. Shares detracted from performance for Alger’s portion of the Fund as terror incidents in 2016 seemed to spook investors and sparked concerns about market demand. Alger sold its shares in Norwegian Cruise Lines during the Fund’s fiscal year.

T. Rowe Price

In general, T. Rowe Price invests in stocks of large-capitalization companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy with the ability to expand even during times of slow economic growth. Overall, stock selection was the primary reason for relative outperformance in T. Rowe Price’s portion of the Fund. Sector weighting was also positive.

In the T. Rowe Price portion of the Fund, the consumer discretionary sector was the leading outperformer relative to the benchmark, driven by stock selection that more than overcame an unfavorable overweighting. Financials also outperformed, mainly on stock selection. In contrast, consumer staples outperformed due to a significant underweighting against the benchmark.

Information technology was the largest detractor in T. Rowe Price’s portion of the Fund due to poor stock selection that more than offset a favorable overweighting to the sector, which was the strongest performer in the benchmark. T. Rowe Price’s healthcare names also underperformed the benchmark due to stock selection.

Amazon.com was a leading contributor to performance in T. Rowe Price’s portion of the Fund. The company’s shares traded higher as Amazon.com continues to innovate and branch out with early-stage initiatives that include apparel, pay TV, and a highly automated physical grocery store concept. While its “Prime” service is attracting new customers to the company’s dominant ecommerce platform, it is also actively promoting higher customer retention and greater usage among active members. Strong growth in third-party fulfillment represents a positive addition to its lower-margin retail business.

Priceline Group contributed to performance in T. Rowe Price’s portion of the Fund, as the online travel agency continued to generate strong earnings. The most-recent quarterly results came in well ahead of consensus analyst expectations and previously issued guidance.

Morgan Stanley also contributed to the T. Rowe Price portion of the Fund as its shares traded higher along with the broader financials sector during the fourth quarter of 2016. In addition to tailwinds from higher interest rates, the firm saw improvement in fixed income, currencies, and commodities activity. Following the election, asset managers also got a boost based on expectations that the US Labor Department’s fiduciary rule could be rolled back under the Trump administration.

While shares of Alphabet lagged during the fiscal year and weighed on performance, the stock remains a top holding and high-conviction idea for T. Rowe Price. Recent results continue to confirm T. Rowe Price’s belief that the company remains well positioned to continue capturing share of traditional advertising dollars.

Allergan also detracted from performance in T. Rowe Price’s portion of the Fund. Its shares declined early in the year when its proposed merger with Pfizer was called off, the result of the US Treasury Department’s issuing a notice aimed at curbing the benefits of tax inversions. While T. Rowe Price maintains a constructive view, it subsequently trimmed its Allergan position and continues to monitor

8

competitive pressures on the company’s dry-eye medication Restasis and sales growth of its Alzheimer’s treatment Namenda.

Shares of Bristol-Myers Squibb fell as disappointing clinical trial results for its drug treatment Opdivo were a major setback for the company. While its Opdivo and Yervoy combination could eventually succeed in the longer term as a more efficacious regimen in lung cancer, Merck now enjoys a substantial lead with its competing immuno-oncology treatment.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

(continues)	9

Portfolio management reviews

Optimum Large Cap Value Fund

April 11, 2017 (Unaudited)

Performance review (for the year ended March 31, 2017)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+15.30%
Optimum Large Cap Value Fund (Class A shares)	1-year return	+14.99%
Russell 1000® Value Index (benchmark)	1-year return	+19.22%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 29.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 30 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS)

Rothschild Asset Management Inc. (Rothschild)

The Board of the Trustees of the Fund approved the appointment of Rothschild Asset Management Inc. (Rothschild) as a sub-advisor to the Fund during the fiscal year. Rothschild replaced Herndon Capital Management, LLC (Herndon) as a sub-advisor to Optimum Large Cap Value Fund. Please see the supplement to the Fund’s prospectus, dated Sept. 27, 2016, for more information.

Market overview

During the Fund’s fiscal year ended March 31, 2017, market confidence rose in the United States upon completion of a historically turbulent election cycle. With the incoming Trump administration came an expectation of lower taxes, a lighter regulatory burden, and increased infrastructure spending. Global growth improved during much of the fiscal year as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold.

Meanwhile, toward the end of the fiscal period, the Federal Open Market Committee (FOMC) increased the federal funds rate by 0.25 percentage points. It was the third such move since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government bond yields —and even some corporate yields — into negative territory.

Headwinds from lower energy and commodity prices abated during the Fund’s fiscal year as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals earlier in the fiscal period, but has since subsided. US consumer spending held up well during the second half of the Fund’s fiscal year amid a modest increase in real wages and relatively low gasoline prices. Demand for autos also reached near-record territory, while the housing market continued to recover.

Overseas, the United Kingdom voted to leave the European Union (EU) early in the fiscal year. While markets initially reacted to the vote with alarm, the spillover to European and emerging market economies was relatively short-lived. Global trade, which was sluggish early in the fiscal period, showed signs of improvement in the second half.

Data source: Bloomberg

Fund performance

For the fiscal year ended March 31, 2017, Optimum Large Cap Value Fund underperformed its benchmark, the Russell 1000 Value Index. MFS’s portion of the Fund reported a healthy absolute return for the fiscal period; however, weak stock selection within several sectors contributed to trailing relative performance. Herndon’s portion of the Fund underperformed the benchmark for the period it managed the Fund. The lion’s share of Herndon’s underperformance occurred during the beginning months of the fiscal year which favored defensive, income-oriented investing. Rothschild’s portion of the Fund slightly underperformed the benchmark for the portion of the fiscal period it managed the Fund. Financials and healthcare contributed to Rothschild’s portion of the Fund; however, real estate and telecommunication services detracted from performance.

MFS

MFS managed its portion of the Fund for the entire fiscal year. Several holdings that were not represented within the Russell 1000 Value benchmark hampered performance for its portion of the Fund. These included chemical company, PPG Industries (basic materials sector), ground delivery service company United Parcel Service (transportation sector), consulting firm Accenture (special products and services sector), branded consumer foods producer General Mills (consumer staples sector), and marketing and communications company Omnicom Group (consumer discretionary sector).

10

Other performance detractors stemmed from overweight positions in drugstore retailer CVS Health and beauty products manufacturer Coty.

Within the retail area, CVS Health weighed on MFS’s performance for its portion of the Fund. Despite CVS Health reporting results throughout the fiscal year that were generally in line with or better than expectations, concerns about the prospects for its pharmacy benefits management business weighed on its share price. Several high-profile customer losses, as well as the potential for increased regulatory scrutiny and uncertainty prior to the US presidential election, seemed to add to investors’ concerns. CVS Health may stand to benefit from corporate tax reform; however, news that the company’s retail business could face more significant headwinds than expected from network losses heading into 2017 caused the company to lower its projected earnings and further pressured its share price.

Relative performance was also hindered somewhat by a lack of exposure to benchmark index holdings which included diversified financial services firms Bank of America and Morgan Stanley. The Fund’s overweight position in insurance provider Travelers Companies further crimped relative returns.

In addition, the rotation into higher-beta (higher-risk) areas of the market during the second half of 2016, particularly following the US presidential election, presented relative performance headwinds for MFS’s high-quality strategy.

Underweight allocations to the utilities and communications and energy sectors contributed to relative performance. Not owning telecommunications giant AT&T within the utilities and communications sector benefited the MFS portion of the Fund. Within the energy sector, an underweight position in integrated oil and gas company Exxon Mobil also helped boost relative returns.

Strong stock selection in the industrial goods and services sector further aided relative returns. In particular, not owning shares of diversified industrial conglomerate General Electric supported relative results.

Other relative contributors included overweight positions in financial services firms JPMorgan Chase and Goldman Sachs Group. Holdings of semiconductor company Texas Instruments, which is not represented within the benchmark, boosted relative returns as did not owning software giant Microsoft. Overweight positions in medical device maker St. Jude Medical and diversified financial services firm PNC Financial Services Group contributed to relative performance as did not owning global auto maker Ford Motor.

Herndon

Herndon managed its portion of the Fund from April 1, 2016 to Oct. 3, 2016, when the management of the sleeve was transitioned to Rothschild.

The Herndon process includes income components but not enough to maintain pace with a market that was dominated by income investing at the beginning of the Fund’s fiscal year. In July through September, the Herndon strategy outperformed as the potency of income-related factors waned.

The largest performance detractors came from the energy sector. Overweight exposure to refining and marketing, when coupled with Herndon’s lack of exposure to other companies more positively correlated to oil, hurt the portfolio’s opportunity to participate in the run-up in oil prices.

The technology and utilities sectors offered the greatest contribution to return for Herndon’s portion of the Fund. Within technology, Hewlett Packard Enterprise, Western Digital, and HP Inc. all enjoyed positive returns as sentiment improved during the third quarter. Also, Herndon’s overweight position in the technology sector benefited performance. Within utilities, Herndon found only one opportunity in AES. AES outperformed the sector return, and Herndon’s underweight position in that sector contributed to relative performance for its portion of the Fund.

The energy and healthcare sectors were the largest detractors for Herndon’s portion of the Fund. As mentioned previously, Herndon’s positioning within the energy sector was out of favor as the refiners, where the portfolio was primarily focused, struggled to generate share returns. Holdings in refiners Tesoro, Valero Energy, and Oceaneering weighed on performance. In healthcare, Mylan and Gilead Sciences detracted from performance. Mylan’s product, EpiPen, became embroiled in a public relations firestorm over whether the company sacrificed access for higher prices. Gilead Sciences shares suffered due to declining revenues in the company’s Hepatitis C franchise.

Additionally, S&P Global enjoyed positive performance as the market became more optimistic on debt issuance. As the urgency mounts for corporations and sovereignties to issue debt before interest rates move higher, the revenue opportunities for rating agencies also improve.

Meanwhile, Waddell & Reed detracted from performance. Waddell & Reed, an asset manager, suffered management turnover that caused significant client outflows.

Rothschild

Rothschild managed its portion of the Fund from Oct. 13, 2016 to March 31, 2017. During the shortened period, Rothschild slightly underperformed the benchmark Russell 1000 Value Index.

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Portfolio management reviews

Optimum Large Cap Value Fund

From a sector perspective, financials and healthcare led Rothschild’s portion of the Fund higher. Financials benefited both from rising interest rates and hopes of deregulation. The strongest contributors for Rothschild’s portion of the Fund included Bank of America, which gained more than 50% during the period when Rothschild managed its portion of the Fund, due to perceptions of its being the prime beneficiary of higher interest rates among the money-center banks. The bank also executed well on its cost-savings initiatives, which should drive further efficiency gains.

Similarly, healthcare performed well for Rothschild’s portion of the Fund, as fears over drug pricing declined. Although animal healthcare stock VCA was a strong performer within the Fund, in January 2017, Rothschild sold the shares following a $93-a-share takeout offer from Mars.

While the real estate and telecommunication services were laggards for Rothschild’s portion of the Fund, all sectors finished in positive territory for the period that it managed the Fund. Real estate and telecommunications moderated, as investors’ prior thirst for yield seemed to abate due to rising interest rates and concerns over valuations.

Detractors in Rothschild’s portion of the Fund included Antero Resources, which suffered as natural gas prices plummeted. Rothschild trimmed the shares in late February 2017, as winter’s end lowered the chances of an upward move in natural gas pricing. Tyson Foods reported a disappointing quarter and reduced financial guidance for the rest of the year as chicken margins were pressured.

Qualcomm declined in the wake of a lawsuit filed by its largest customer, Apple, which claimed that the equipment maker charged it too much for its wireless patents. Given the significant decline in Qualcomm’s stock following the lawsuit, Rothschild believes that a negative outcome has already been priced in and continues to hold the stock.

As of the end of the Fund’s fiscal year, Rothschild is slightly overweighting the materials sector, holding positions in steel-producer Nucor and Dow Chemical, the latter of which Rothschild believes could leverage possible synergies as part of its proposed merger with DuPont.

Rothschild’s portfolio is also slightly overweight within the consumer services sector where Rothschild is particularly impressed with Comcast’s strong execution, ongoing broadband and small business success, and ability to maintain pricing power.

While Rothschild’s portion of the Fund holds an underweight position within some financial subsectors, such as insurers, it also holds an overweight position relative to others, such as banks, which have demonstrated decent loan growth and could potentially benefit if interest rates continue to rise.

While Rothschild takes a bottom-up (stock by stock) investment approach, its team is also cognizant of market-expected macro drivers that must be considered. As a result, Rothschild believes it is important to follow a balanced investment approach that can help minimize or limit the macro-factor risks facing the market.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

12

Optimum Small-Mid Cap Growth Fund

April 11, 2017 (Unaudited)

Performance review (for the year ended March 31, 2017)
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+21.80%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+21.55%
Russell 2500™ Growth Index (benchmark)	1-year return	+19.77%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 32.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Circle Investors (CCI)

Peregrine Capital Management, LLC (Peregrine)

Market overview

The Fund’s fiscal year ended March 31, 2017 fell into pre- and post-election parts. The period from April 2016 through the first week of November was characterized by continued, mostly steady growth. A sustained rally fueled by the pro-business agenda of the incoming Trump administration marked the rest of the Fund’s fiscal year.

In the months leading up to the US presidential election, the markets sensed a political undertone that was generally unfavorable towards business, in spite of the many economic indicators that argued otherwise. Energy prices rose, manufacturing data improved, housing markets were robust, new jobs were being created, and unemployment declined. These improvements led the US Federal Reserve to raise interest rates by 0.25 percentage points twice, once in December 2016 and the again March 2017.

The markets reacted immediately to the election results, sparking a rally that was fueled by the promise of reduced regulation, lower taxes, and infrastructure projects. Where high-growth, secular companies in technology and healthcare had been strong performers in the opening months of the Fund’s fiscal year, the post-election rally favored value-oriented cyclicals in energy, industrials, and materials.

In the closing weeks of the fiscal year — as the new administration confronted challenges to its agenda, including the failure of a replacement for the Affordable Care Act (ACA) to receive a vote in Congress — the post-election rally seemed to slow down.

With interest rates rising, investors once again began investing in industries with strong secular growth rates.

Data source: Bloomberg

Fund performance

Optimum Small-Mid Cap Growth Fund outperformed its benchmark, the Russell 2500 Growth Index, during the Fund’s fiscal year, largely as a result of overweight allocations in the information technology and consumer staples sectors by both sub-advisors. The strong growth-orientation in both sub-advisors’ portions of the Fund detracted from relative performance.

CCI

CCI’s portion of the Fund outperformed the Russell 2500 Growth Index for the fiscal year. Stock selection in the technology sector contributed to relative outperformance, led by individual stocks such as Nvidia, Micron Technology, and Mobileye. Overweight allocations in the healthcare and consumer staples sectors and the absence of holdings in the real estate sector also contributed to performance in CCI’s portion of the Fund. Adverse stock selection in consumer discretionary and an underweight in industrials, especially after the election, detracted from performance.

CCI uses a growth-oriented, investment philosophy of “positive momentum and positive surprise” in which CCI strives to invest in what it views as good companies getting stronger and in companies whose fundamentals are exceeding investor expectations. While remaining consistent to its discipline, CCI sought greater exposure to industrials after the election in an effort to take advantage of the rally that was fueled by the new administration’s pro-business policies and the potential for fiscal stimulus.

Idexx Laboratories was the leading contributor to performance in CCI’s portion of the Fund. The company, which historically had used third parties to distribute consumables for its veterinary diagnostic equipment, successfully initiated its own direct distribution to

(continues)	13

Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

veterinary clinics, increasing its profit margin and adding to its competitive edge against new entrants. The new business model, increased support from its customers, and the development of new products resulted in stronger-than-expected financial results.

Shares of Nvidia, a designer of high speed processors used for graphics and other computationally intensive applications, rose sharply as strong demand driven by the video game cycle coincided with data centers’ demand for faster processors. Additionally, the potential for use in self-driving cars, artificial intelligence, and virtual and augmented reality applications captured investors’ attention. Nvidia’s stock reached a market capitalization of more than $40 billion, which was nearly 10 times higher than the weighted average market capitalization for the Russell 2500 Growth Index. Clearly, this made Nvidia a large capitalization stock. For this reason, CCI sold the stock in October 2016.

Pacira Pharmaceuticals was the leading detractor from performance in CCI’s portion of the Fund. The company, which makes an extended duration pain killer for use in surgical incisions, suffered as revenues grew less rapidly than expected. Although the company successfully contested an FDA attack on its marketing practices, revenues failed to resume growth with the vigor that many had anticipated. CCI exited its position during the fiscal year.

Banc of California was another disappointing stock. Purchased for the potential benefit that could accrue from interest rate increases, CCI sold the stock because of the Fed’s delay in normalizing interest rates. Questions concerning management’s integrity also contributed to the decision to sell.

At the end of the Fund’s fiscal year, CCI’s portion of the Fund was most overweight the consumer discretionary sector, led by leisure and entertainment stocks such as cruise lines and ski resorts, which have benefited from stronger economic activity and higher consumer confidence. It was also overweight the technology sector, though less so than before, as CCI sold its shares in Mobileye after its acquisition by Intel was announced. Within technology, CCI owned a variety of display and semiconductor related stocks as well as companies that help automate production. CCI was most underweight in the real estate sector (which may suffer from rising interest rates) and industrials (which include a variety of service companies that CCI has found little interest in).

Peregrine

Peregrine’s portion of the Fund outperformed the Russell 2500 Growth Index as a result of both favorable stock selection and sector allocation. In financials, strong stock selection and an overweight in the sector drove outperformance. Strength in semiconductors and software drove strong returns in technology. Consumer staples, a smaller weight in the Fund’s portfolio, was also a sector that contributed to returns. Technology and consumer staples were two sectors in Peregrine’s portfolio that ran into significant headwinds during the post-election rally, though they seemed to show signs of recovering in the latter months of the Fund’s fiscal year. Consumer discretionary was a key detractor for Peregrine, led by shifting consumer spending patterns that have affected growth stocks in the sector.

Peregrine focuses its research on companies experiencing high growth and significant fundamental change that have the potential for dramatic stock price appreciation.

SVB Financial Group was a strong contributor to relative performance in Peregrine’s portion of the Fund. SVB Financial Group is a diversified financial holdings company based in Santa Clara, Calif. It is a preferred lender to many technology, healthcare, and other high-growth companies in the region. Demand for loans in recent years has enabled the company to profitably deploy its significantly underleveraged balance sheet. Throughout the Fund’s fiscal year, a combination of continued strong results in a rising interest rate environment drove strong relative returns for the company.

A strong contributor in the technology sector, Shopify, offers a turnkey antidote to what has ailed many retailers in recent years. Shopify’s leading cloud-based and multichannel commerce platform enables small-to-medium businesses to seamlessly and cost-effectively build and manage an online business. Managing the many disparate functions of the online shopping process, from payments to inventory and order management, Shopify has been an outsized beneficiary of businesses moving to sell online.

A detractor in Peregrine’s portion of the Fund, consumer discretionary company Houghton Mifflin Harcourt, is a leader in educational content and services to more than 50 million K-12 students worldwide. The company has undergone a significant change in its distribution model from legacy textbooks to digital content. Although adoption of digital content is inevitable within education, its rate of adoption has been difficult to predict on a quarterly basis. This dynamic, coupled with a management change in the middle of the Fund’s fiscal year, negatively affected the company’s share price. After a series of disappointments and a CEO change, Peregrine believes the company is undervalued and presents a favorable risk-reward opportunity. Peregrine continues to hold Houghton Mifflin Harcourt in its portion of the Fund.

Rubicon Project, a technology company, also detracted from performance for Peregrine’s portion of the Fund. Rubicon Project provides a real-time automated bidding platform for buyers and sellers of on-line advertising. A $9 billion market, real-time bidding eliminates many of the inefficiencies in the legacy ad-buying process. Despite strong competition, the company had demonstrated its capabilities and achieved strong growth prior to technical issues

14

arising in August of 2016 that raised questions about the long-term growth prospects for Rubicon Project. Peregrine exited the position during the Fund’s fiscal year.

Overall, Optimum Small-Mid Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

(continues)	15

Portfolio management reviews

Optimum Small-Mid Cap Value Fund

April 11, 2017 (Unaudited)

Performance review (for the year ended March 31, 2017)
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+20.05%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+19.84%
Russell 2500™ Value Index (benchmark)	1-year return	+23.13%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 35.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 36 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)

Westwood Management Corp. (Westwood)

Market overview

During the Fund’s fiscal year ended March 31, 2017, several important shifts in the economic and investing landscape began to unfold. Fiscal policy, in the form of tax and regulatory reform, replaced monetary policy as the primary source of stimulus to push gross domestic product (GDP) higher. The markets ended the Fund’s fiscal year with strong absolute gains as risk-on rallies supported this growth outlook. These rallies drove the performance of small-cap value equities well in excess of large-cap value equities, distinctly favoring lower-quality companies and those more reliant on leverage.

The US economy saw continued employment gains and upticks in wage growth. The stock performance of consumer goods firms reflected the changing nature of consumer spending patterns. The US Federal Reserve raised the federal funds rate by 0.25 percentage points, once in December 2016 and again in March 2017, indicating that a normalization of monetary policy was warranted given the healthier state of the economy. Interest rates had bottomed out during the summer of 2016 but rose toward the end of the Fund’s fiscal year.

Renewed optimism post-US presidential election arose as a result of the possibility for fiscal action, given single party control of Congress and the White House. Crude oil prices rebounded as the Organization of the Petroleum Exporting Countries (OPEC) reduced its output. Continued drilling by domestic shale producers tempered those gains, creating additional supply. Other economic indicators — particularly sentiment-oriented ones — remained strong and supportive of economic growth.

Data source: Bloomberg

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year. Westwood’s portion of the Fund trailed the benchmark primarily as a result of stock selection in the consumer discretionary and healthcare sectors. LSV’s portion of the Fund outperformed the benchmark, aided by its deeper value and smaller size biases as value stocks and smaller-cap stocks rallied.

Westwood

Westwood employs a consistent, disciplined approach that seeks to provide attractive risk-adjusted long-term returns while protecting capital during unfavorable market periods. The Fund’s fiscal year saw a risk-on rally that proved short lived. Prospects for rising interest rates and inflation resulted in declines in the broad equity market. As a result, Westwood’s underweight in the financial sector hurt relative performance for its portion of the Fund, despite absolute gains. Its underweight allocation in real estate provided some balance, however. Westwood continues to be optimistic, as it believes that company fundamentals — specifically cash flow and earnings growth — have increased overall.

Westwood’s consumer discretionary holdings faced a challenging landscape as unsteady consumer-spending patterns offset employment gains. Healthcare also faced headwinds as companies with a more recurring nature to their business saw their performance lag. Performance in the industrial sector, while strong in absolute terms, trailed primarily due to a negative development for Pitney Bowes.

16

During the fiscal year, security selection in real estate and materials contributed to relative performance in Westwood’s portion of the Fund. Westwood’s holdings in the materials sector are characterized by high-quality businesses with attractive end-market exposures, including containerboard and lithium, but with limited commodity price risk. While rising interest rates limited the gains in the real estate sector, several holdings posted strong returns due to company specifics.

Pitney Bowes, Haemonetics, and Hanesbrands detracted from performance for Westwood’s portion of the Fund. Shares of Pitney Bowes declined as the company’s efforts in ecommerce gained traction, but were more than offset by headwinds in its small-medium business mailing area. Westwood sold the position during the fiscal year. Shares of Haemonetics moved lower due to a poor outlook for the company during the fiscal period. The company saw headwinds increase from pricing pressures in its red blood segment, as well as market share losses in Japan for the company’s platelet business. Westwood sold the position during the fiscal year.

Shares of Hanesbrands declined as the retailer’s sales growth was hurt by shifting consumer spending patterns, and lower orders from an important customer in the most recent quarter. Westwood continued to hold Hanesbrands at the end of the fiscal year, believing that its shares were attractively valued. Hanesbrands has a scale advantage as it is the global low-cost leader in basic apparel. This provides opportunities for Hanesbrands to improve its margins and capture additional market share as consumers’ purchases shift online. Acquisitions are another possible growth driver as management leverages its scale and efficiencies to add value.

Two strong contributors for Westwood’s portion of the Fund were Wintrust Financial and KapStone Paper and Packaging. Wintrust Financial’s mix of strong regional bank franchises and national specialty lending continued to perform at a high level, enabling the company to gain additional market share. KapStone Paper and Packaging saw a strong rebound in its share price due to solid performance at its mills. Rising containerboard prices helped offset cost and input inflation.

Westwood continues to consider opportunities as the economic landscape seems to shift from monetary policy to fiscal policy, disinflation to inflation, and to a focus on earnings growth forecasts. US business sentiment and indicators have improved markedly from the prior fiscal period; in Westwood’s view, the differentiation in company prospects should help further create a favorable backdrop for high-quality businesses. As interest rates and inflation increase, the rising cost of capital could further benefit businesses with pricing power, helping them offset inflationary pressures as profit margins expand.

Westwood has found transparent free cash flow generation that has historically driven long-term investment outperformance of its strategy in several areas, including domestic manufacturing and building products. Westwood believes this improvement should also help regional banks that may be poised to benefit from incremental loan growth, easing regulatory burdens, and rising interest rates. Westwood relies on its well-tested process of fundamental stock picking with a long-term view.

LSV

LSV’s portion of the Fund outpaced the Russell 2500 Value Index, aided by its deeper value and smaller size orientation relative to the benchmark, as value and smaller-cap stocks did particularly well during the Fund’s fiscal year.

Because LSV’s sector weights generally don’t differ much from the benchmark weight, sector allocations tend to have little effect on LSV’s relative performance. However, during the Fund’s fiscal year, they did contribute to performance for its portion of the Fund. Although overweight positions in consumer discretionary and telecommunications detracted from performance, an underweight to the real estate sector offset this underperformance. Stock selection contributed to performance overall: Stock selection was strong in the consumer discretionary, real estate, and telecommunications sectors, while holdings in the materials, energy, and industrials sectors detracted from performance for LSV’s portion of the Fund.

LSV’s portion of the Fund is broadly diversified, with 156 stocks at fiscal year end, limiting the effect of any single holding on performance. The two largest contributors during the Fund’s fiscal year were regional bank Hancock Holding Company and information technology services company NCR. Banks and technology companies performed well overall and these two holdings benefited particularly.

Detracting from performance for LSV’s portion of the Fund were oil refiner HollyFrontier and Kindred Healthcare. Oil refiner HollyFrontier saw its profit margins mostly squeezed early in the fiscal period. Oil refiners generally struggled relative to exploration companies, and HollyFrontier is perceived as less diversified and with weaker growth prospects than some of its peers, making it more vulnerable. The short-term environment may continue to be difficult for HollyFrontier but LSV’s investment model suggests investors may be underappreciating its growth potential. Although Kindred Healthcare has missed earnings estimates, LSV’s investment model ranking suggests the potential for stronger earnings in the long term. LSV’s portion of the Fund held both stocks at the end of the Fund’s fiscal year.

At the end of the fiscal year, LSV’s portion of the Fund was underweight energy, utilities, and real estate sectors compared to the

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Portfolio management reviews

Optimum Small-Mid Cap Value Fund

benchmark and overweight consumer discretionary, industrials, consumer staples, and technology.

Overall, Optimum Small-Mid Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

18

Performance summaries

Optimum Fixed Income Fund	March 31, 2017
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2017	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+2.03%	+1.90%	+4.41%
Including sales charge	-2.55%	+0.96%	+3.92%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+1.27%	+1.15%	+3.70%
Including sales charge	+0.27%	+1.15%	+3.70%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+2.40%	+2.18%	+4.73%
Including sales charge	+2.40%	+2.18%	+4.73%

Bloomberg Barclays US Aggregate Index	+0.44%	+2.34%	+4.27%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.92% of the Fund’s average daily net assets from April 1, 2016, through March 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)	19

Performance summaries

Optimum Fixed Income Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.17%	1.92%	0.92%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from July 29, 2015 to July 29, 2017.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

20

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2007 through March 31, 2017

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2007, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 20. Please note additional details on pages 19 through 22.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of March 31, 2007. The Bloomberg Barclays US Aggregate Index (formerly known as the Barclays US Aggregate Index) measures the performance of publicly issued investment grade (Baa3/ BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

The S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index, mentioned on page 2, is a broad index designed to reflect the market-value-weighted performance of US dollar-denominated institutional leveraged loans.

The BofA Merrill Lynch BB-B US High Yield Index, mentioned on page 2, tracks the performance of US dollar-denominated high yield corporate debt rated BB1 through B3 publicly issued in the US domestic market.

The Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index, mentioned on pages 1 and 2, measures the performance of agency mortgage-backed pass-through securities (both fixed-rate and hybrid adjustable-rate mortgage) issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Association (Freddie Mac), and Government National Mortgage Association (Ginnie Mae).

The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, mentioned on pages 1 and 2, represents the London interbank offered rate (Libor) with a constant 3-month average maturity. Libor, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

The BofA Merrill Lynch 1–3 Year US Treasury Index, mentioned on pages 1 and 3, is composed of US Treasury notes and bonds with maturities of at least one year but less than three years. It does not include inflation-linked US government bonds.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

(continues)	21

Performance summaries

Optimum Fixed Income Fund

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

22

Optimum International Fund	March 31, 2017
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2017	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+13.91%*	+4.68%	+0.10%
Including sales charge	+7.34%*	+3.44%	–0.49%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+13.07%*	+3.92%	–0.59%
Including sales charge	+12.07%*	+3.92%	–0.59%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+14.18%*	+4.97%	+0.42%
Including sales charge	+14.18%*	+4.97%	+0.42%

MSCI EAFE Index (gross)	+12.25%	+6.32%	+1.53%

MSCI EAFE Index (net)	+11.67%	+5.83%	+1.05%

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from April 1, 2016, through March 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)	23

Performance summaries

Optimum International Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.49%	2.24%	1.24%
Net expenses (including fee waivers, if any)	1.49%	2.24%	1.24%
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from July 29, 2015 to July 29, 2017. Prior to July 29, 2016, the contractual waiver was 1.25%.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Funds may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that a dividend-paying stock will continue to pay dividends.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2007 through March 31, 2017

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 23 through 25.

The graph also assumes $10,000 invested in the MSCI EAFE Index as of March 31, 2007. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

24

The MSCI ACWI ex USA Index, mentioned on page 4, is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, mentioned on page 4, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The Russell 1000 Index, mentioned on page 4, measures the performance of the large-cap segment of the US equity universe.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues)	25

Performance summaries

Optimum Large Cap Growth Fund	March 31, 2017
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2017	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+16.83%	+12.55%	+7.63%
Including sales charge	+10.14%	+11.23%	+6.99%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+15.88%	+11.75%	+6.89%
Including sales charge	+14.88%	+11.75%	+6.89%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+17.14%	+12.89%	+7.97%
Including sales charge	+17.14%	+12.89%	+7.97%

Russell 1000 Growth Index	+15.76%	+13.32%	+9.13%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.10% of the Fund’s average daily net assets from April 1, 2016, through March 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

26

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.37%	2.12%	1.12%
Net expenses
(including fee waivers, if any)	1.35%	2.10%	1.10%
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from July 29, 2015 to July 29, 2017. Prior to July 29, 2016, the contractual waiver was 1.09%.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2007 through March 31, 2017

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 26 through 28.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2007. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)	27

Performance summaries

Optimum Large Cap Growth Fund

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Optimum Large Cap Value Fund	March 31, 2017
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2017	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+14.99%	+9.31%	+4.96%
Including sales charge	+8.40%	+8.01%	+4.34%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+14.13%	+8.55%	+4.25%
Including sales charge	+13.13%	+8.55%	+4.25%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+15.30%	+9.63%	+5.30%
Including sales charge	+15.30%	+9.63%	+5.30%

Russell 1000 Value Index	+19.22%	+13.13%	+5.93%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.08% of the Fund’s average daily net assets from April 1, 2016, through March 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)	29

Performance summaries

Optimum Large Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.34%	2.09%	1.09%
Net expenses
(including fee waivers, if any)	1.33%	2.08%	1.08%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2015 to July 29, 2017. Prior to July 29, 2016, the contractual waiver was 1.08%.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2007 through March 31, 2017

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 29 through 31.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2007. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

30

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	2461118863
Class C	OCLVX	2461118848
Institutional Class	OILVX	2461118830

(continues)	31

Performance summaries

Optimum Small-Mid Cap Growth Fund	March 31, 2017
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2017	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+21.55%	+8.56%	+4.59%
Including sales charge	+14.55%	+7.29%	+3.97%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+20.60%	+7.77%	+3.86%
Including sales charge	+19.60%	+7.77%	+3.86%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+21.80%	+8.87%	+4.91%
Including sales charge	+21.80%	+8.87%	+4.91%

Russell 2500 Growth Index	+19.77%	+12.17%	+8.47%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.33% of the Fund’s average daily net assets from April 1, 2016, through March 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

32

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.78%	2.53%	1.53%
Net expenses (including fee waivers, if any)	1.58%	2.33%	1.33%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2015 to July 29, 2017. Prior to July 29, 2016, the contractual waiver was 1.34%.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2007 through March 31, 2017

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 32 through 34.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2007. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)	33

Performance summaries

Optimum Small-Mid Cap Growth Fund

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

34

Optimum Small-Mid Cap Value Fund	March 31, 2017
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2017	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+19.84%	+7.65%	+4.04%
Including sales charge	+12.98%	+6.38%	+3.43%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+18.89%	+6.87%	+3.33%
Including sales charge	+17.89%	+6.87%	+3.33%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+20.05%	+7.93%	+4.38%
Including sales charge	+20.05%	+7.93%	+4.38%

Russell 2500 Value Index	+23.13%	+12.92%	+6.79%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from April 1, 2016, through March 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)	35

Performance summaries

Optimum Small-Mid Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.69%	2.44%	1.44%
Net expenses (including fee waivers, if any)	1.50%	2.25%	1.25%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2015 to July 29, 2017. Prior to July 29, 2016, the contractual waiver was 1.27%.

Investing involves risk, including the possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2007 through March 31, 2017

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 35 through 37.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2007. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Index. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

(continues)	37

Disclosure of Fund expenses

For the six-month period from October 1, 2016 to March 31, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2016 to March 31, 2017.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$ 991.70	1.17%	$5.81
Class C	1,000.00	988.40	1.92%	9.52
Institutional Class	1,000.00	993.30	0.92%	4.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.10	1.17%	$5.89
Class C	1,000.00	1,015.36	1.92%	9.65
Institutional Class	1,000.00	1,020.34	0.92%	4.63

Optimum International Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$1,063.70	1.48%	$ 7.61
Class C	1,000.00	1,059.70	2.23%	11.45
Institutional Class	1,000.00	1,064.90	1.23%	6.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.48%	$ 7.44
Class C	1,000.00	1,013.81	2.23%	11.20
Institutional Class	1,000.00	1,018.80	1.23%	6.19

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$1,099.30	1.35%	$ 7.07
Class C	1,000.00	1,094.70	2.10%	10.97
Institutional Class	1,000.00	1,100.80	1.10%	5.76
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.35%	$ 6.79
Class C	1,000.00	1,014.46	2.10%	10.55
Institutional Class	1,000.00	1,019.45	1.10%	5.54

Optimum Large Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$1,090.80	1.33%	$ 6.93
Class C	1,000.00	1,086.90	2.08%	10.82
Institutional Class	1,000.00	1,092.50	1.08%	5.63
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.33%	$ 6.69
Class C	1,000.00	1,014.56	2.08%	10.45
Institutional Class	1,000.00	1,019.55	1.08%	5.44

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$1,099.10	1.58%	$ 8.27
Class C	1,000.00	1,094.40	2.33%	12.17
Institutional Class	1,000.00	1,100.00	1.33%	6.96
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.05	1.58%	$ 7.95
Class C	1,000.00	1,013.31	2.33%	11.70
Institutional Class	1,000.00	1,018.30	1.33%	6.69

Optimum Small-Mid Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$1,124.30	1.50%	$ 7.94
Class C	1,000.00	1,120.20	2.25%	11.89
Institutional Class	1,000.00	1,125.60	1.25%	6.62
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$ 7.54
Class C	1,000.00	1,013.71	2.25%	11.30
Institutional Class	1,000.00	1,018.70	1.25%	6.29

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

(continues)	39

Security type / sector allocations

Optimum Fixed Income Fund

As of March 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.14%
Agency Collateralized Mortgage Obligations	6.61%
Agency Commercial Mortgage-Backed Securities	0.78%
Agency Mortgage-Backed Securities	17.57%
Collateralized Debt Obligations	3.97%
Convertible Bonds	0.85%
Corporate Bonds	45.94%
Banking	16.30%
Basic Industry	2.06%
Brokerage	0.44%
Capital Goods	1.46%
Communications	3.67%
Consumer Cyclical	3.39%
Consumer Non-Cyclical	3.62%
Energy	4.16%
Finance Companies	1.76%
Insurance	0.65%
Natural Gas	0.23%
Real Estate	1.86%
Technology	1.38%
Transportation	1.23%
Utilities	3.73%
Municipal Bonds	1.02%

Security type / sector	Percentage of net assets
Non-Agency Asset-Backed Securities	3.80%
Non-Agency Collateralized Mortgage Obligations	1.63%
Non-Agency Commercial Mortgage-Backed Securities	4.08%
Regional Bonds	0.53%
Loan Agreements	6.83%
Sovereign Bonds	3.83%
Supranational Banks	0.38%
U.S. Treasury Obligations	7.66%
Common Stock	0.00%
Convertible Preferred Stock	0.19%
Preferred Stock	0.28%
Options Purchased	0.03%
Short-Term Investments	9.22%
Total Value of Securities Before Options Written	115.34%
Options Written	(0.04%	)
Liabilities Net of Receivables and Other Assets	(15.30%	)
Total Net Assets	100.00%

40

Security type / country and sector allocations

Optimum International Fund

As of March 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	98.64%
Australia	1.86%
Austria	2.73%
Bermuda	1.03%
Brazil	1.33%
Canada	3.79%
China/Hong Kong	6.54%
Colombia	0.59%
Czech Republic	0.41%
Denmark	1.49%
Finland	0.32%
France	3.88%
Germany	3.38%
India	3.81%
Indonesia	2.72%
Ireland	2.07%
Israel	3.34%
Italy	1.84%
Japan	17.37%
Mexico	0.78%
Netherlands	4.00%
New Zealand	0.84%
Norway	2.59%
Republic of Korea	3.73%
Singapore	1.14%
South Africa	0.16%
Spain	2.05%
Sweden	0.66%
Switzerland	6.60%
Taiwan	2.56%

Security type / country	Percentage of net assets
Thailand	0.55%
Turkey	0.65%
United Kingdom	11.25%
United States	2.58%
Short-Term Investments	0.89%
Securities Lending Collateral	3.39%
Total Value of Securities	102.92%
Obligation to Return Securities Lending Collateral	(3.39%	)
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%
Common stock by sector	Percentage of net assets
Consumer Discretionary	11.72%
Consumer Staples	5.61%
Energy	7.09%
Financials	22.16%
Healthcare	15.71%
Industrials	9.63%
Information Technology	13.47%
Materials	6.53%
Real Estate	0.41%
Telecommunication Services	3.13%
Utilities	3.18%
Total	98.64%

(continues)	41

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund

As of March 31, 2017 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	96.79%
Consumer Discretionary	22.05%
Consumer Staples	3.42%
Energy	1.02%
Financials	4.69%
Healthcare	14.85%
Industrials	6.23%
Information Technology[1]	39.83%
Materials	1.08%
Real Estate	2.28%
Telecommunication Services	0.93%
Utilities	0.41%
Convertible Preferred Stock	0.57%
U.S. Master Limited Partnerships	0.47%
Short-Term Investments	1.47%
Total Value of Securities	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Amazon.com	6.73%
Apple	6.17%
Facebook Class A	4.66%
Microsoft	4.63%
Alphabet Class C	4.45%
Visa Class A	3.56%
Priceline Group	2.35%
Honeywell International	2.18%
UnitedHealth Group	1.93%
Alphabet Class A	1.79%

Optimum Large Cap Value Fund

As of March 31, 2017 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	98.50%
Consumer Discretionary	7.12%
Consumer Staples	9.67%
Energy	7.71%
Financials[2]	26.50%
Healthcare	13.59%
Industrials	13.22%
Information Technology	7.82%
Materials	4.58%
Real Estate	1.58%
Telecommunication Services	2.72%
Utilities	3.99%
Short-Term Investments	1.29%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
JPMorgan Chase & Co.	4.20%
Wells Fargo & Co.	2.50%
Johnson & Johnson	2.46%
Pfizer	2.09%
Chubb (Switzerland)	1.96%
Philip Morris International	1.90%
Medtronic (Ireland)	1.84%
Bank of America	1.81%
AT&T	1.60%
Chevron	1.59%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund

As of March 31, 2017 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	97.06%
Consumer Discretionary	17.43%
Consumer Staples	3.24%
Energy	1.97%
Financials	7.24%
Healthcare	18.60%
Industrials	15.53%
Information Technology[3]	27.90%
Materials	4.63%
Real Estate	0.52%
Convertible Preferred Stock	1.21%
Short-Term Investments	2.42%
Total Value of Securities	100.69%
Liabilities Net of Receivables and Other Assets	(0.69%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Burlington Stores	1.85%
Nevro	1.54%
Universal Display	1.51%
IDEXX Laboratories	1.26%
Micron Technology	1.26%
Royal Caribbean Cruises	1.25%
Snyder’s-Lance	1.24%
Albemarle	1.24%
ServiceNow	1.14%
PTC	1.11%

Optimum Small-Mid Cap Value Fund

As of March 31, 2017 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock	98.83%
Consumer Discretionary	9.41%
Consumer Staples	5.36%
Energy	5.00%
Financials	21.84%
Healthcare	6.72%
Industrials	14.04%
Information Technology	13.40%
Materials	7.15%
Real Estate	10.06%
Telecommunication Services	1.10%
Utilities	4.75%
Short-Term Investments	0.22%
Total Value of Securities	99.05%
Receivables and Other Assets Net of Liabilities	0.95%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Huntington Ingalls Industries	1.35%
Avnet	1.27%
Amdocs	1.20%
Chemical Financial	1.15%
Western Alliance Bancorp	1.12%
Wintrust Financial	1.08%
j2 Global	1.06%
Great Western Bancorp	1.05%
Teleflex	1.04%
IDACORP	1.00%

(continues)	43

Security type / sector allocations and top 10 equity holdings

1To monitor compliance with Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 (1940 Act)). The Information Technology sector consisted of commercial services, computers, diversified financial services, internet, semiconductors and software. As of March 31, 2017, such amounts, as percentage of total net assets, were 1.00%, 7.01%, 4.63%, 13.71%, 3.39%, and 10.09%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

2To monitor compliance with Optimum Large Cap Value Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Financials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Financials sector consisted of banks, commercial services, diversified financial services, and insurance. As of March 31, 2017, such amounts, as percentage of total net assets, were 16.10%, 0.45%, 3.71%, and 6.24%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Financials sector for financial reporting purposes may exceed 25%.

3To monitor compliance with Optimum Small-Mid Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Information Technology sector consisted of commercial services, computers, electrical components and equipment, electronics, internet, machinery, semiconductors, software, and telecommunications. As of March 31, 2017, such amounts, as percentage of total net assets, were 2.24%, 0.35%, 1.51%, 1.58%, 2.97%, 0.63%, 5.96%, 10.70%, and 1.96% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sectors for financial reporting purposes may exceed 25%.

Schedules of investments

Optimum Fixed Income Fund

March 31, 2017

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.14%

Navient Student Loan Trust
Series 2016-5A A 144A 2.232% 6/25/65 #●	192,694	$195,615
SLM Student Loan Trust
Series 2008-9 A 2.538% 4/25/23 ●	2,212,120	2,256,287
Series 2012-5 A2 1.282% 6/25/19 ●	246,173	246,276

Total Agency Asset-Backed Securities (cost $2,675,327)		2,698,178

Agency Collateralized Mortgage Obligations – 6.61%

Fannie Mae Connecticut
Avenue Securities
Series 2015-C03 1M1 2.482% 7/25/25 ●	6,780	6,782
Series 2015-C03 2M1 2.482% 7/25/25 ●	46,276	46,371
Series 2015-C04 2M1 2.682% 4/25/28 ●	44,631	44,760
Series 2016-C03 1M1 2.982% 10/25/28 ●	98,642	100,240
Series 2016-C04 1M1 2.432% 1/25/29 ●	52,883	53,461
Series 2017-C01 1M1 2.282% 7/25/29 ●	34,637	34,804
Series 2017-C02 2M1 2.127% 9/25/29 ●	290,000	290,512
Fannie Mae Grantor Trust
Series 1999-T2 A1 5.289% 1/19/39 ●	9,691	10,874
Series 2002-T4 A3 7.50% 12/25/41	33,300	37,574
Series 2004-T1 1A2 6.50% 1/25/44	10,326	11,877
Fannie Mae REMIC Trust
Series 2004-W4 A5 5.50% 6/25/34	597,677	621,956
Series 2004-W11 1A2 6.50% 5/25/44	53,301	61,525
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	6,827	7,919
Series 1999-19 PH 6.00% 5/25/29	119,236	134,684
Series 2001-14 Z 6.00% 5/25/31	7,065	7,742
Series 2002-90 A1 6.50% 6/25/42	9,219	10,709

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2002-90 A2 6.50% 11/25/42	30,919	$35,515
Series 2005-70 PA 5.50% 8/25/35	66,847	74,717
Series 2005-110 MB 5.50% 9/25/35	62,983	66,260
Series 2007-30 OE 2.00% 4/25/37 Ω^	3,456,449	2,895,750
Series 2007-114 A6 1.182% 10/27/37 ●	15,108	15,098
Series 2008-15 SB 5.618% 8/25/36 S●	148,984	28,282
Series 2008-24 ZA 5.00% 4/25/38	14,377,037	15,705,955
Series 2009-2 AS 4.718% 2/25/39 S●	1,307,454	167,246
Series 2009-68 SA 5.768% 9/25/39 S●	327,702	55,074
Series 2009-94 AC 5.00% 11/25/39	190,079	206,149
Series 2010-41 PN 4.50% 4/25/40	475,000	512,533
Series 2010-43 HJ 5.50% 5/25/40	106,439	118,781
Series 2010-96 DC 4.00% 9/25/25	472,150	504,692
Series 2010-123 FE 1.462% 11/25/40 ●	2,352,779	2,356,098
Series 2010-129 SM 5.018% 11/25/40 S●	1,148,078	186,042
Series 2011-118 DC 4.00% 11/25/41	1,292,776	1,342,941
Series 2012-98 MI 3.00% 8/25/31 S	1,629,478	184,022
Series 2012-99 AI 3.50% 5/25/39 S	609,914	65,055
Series 2012-120 WI 3.00% 11/25/27 S	1,358,563	137,511
Series 2012-122 SD 5.118% 11/25/42 S●	1,554,761	319,309
Series 2012-139 NS 5.718% 12/25/42 S●	593,578	139,549
Series 2013-7 EI 3.00% 10/25/40 S	893,963	120,368
Series 2013-26 ID 3.00% 4/25/33 S	843,058	118,265
Series 2013-38 AI 3.00% 4/25/33 S	786,860	106,474
Series 2013-43 IX 4.00% 5/25/43 S	4,685,642	1,106,932

(continues)	45

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2013-44 DI 3.00% 5/25/33 S	2,542,234	$405,523
Series 2013-45 PI 3.00% 5/25/33 S	165,562	24,408
Series 2013-55 AI 3.00% 6/25/33 S	1,972,920	285,466
Series 2013-59 PY 2.50% 6/25/43	110,000	100,457
Series 2013-69 IJ 3.00% 7/25/33 S	382,846	55,668
Series 2014-36 ZE 3.00% 6/25/44	660,781	603,499
Series 2014-68 BS 5.168% 11/25/44 S●	1,614,446	315,977
Series 2014-90 SA 5.168% 1/25/45 S●	4,488,798	903,425
Series 2015-27 SA 5.468% 5/25/45 S●	604,235	128,514
Series 2015-40 GZ 3.50% 5/25/45	427,534	406,726
Series 2015-43 PZ 3.50% 6/25/45	447,792	450,931
Series 2015-44 Z 3.00% 9/25/43	1,628,173	1,573,826
Series 2015-89 AZ 3.50% 12/25/45	152,964	147,779
Series 2015-95 SH 5.018% 1/25/46 S●	1,477,073	316,345
Series 2016-30 CI 3.00% 5/25/36 S	1,017,489	137,008
Series 2016-33 DI 3.50% 6/25/36 S	2,469,127	386,517
Series 2016-50 IB 3.00% 2/25/46 S	140,147	21,130
Series 2016-55 SK 5.018% 8/25/46 S●	1,213,418	290,699
Series 2016-62 SA 5.018% 9/25/46 S●	2,355,267	565,173
Series 2016-74 GS 5.018% 10/25/46 S●	1,580,835	389,376
Series 2016-85 SA 5.018% 11/25/46 S●	2,409,640	572,006
Series 2016-99 DI 3.50% 1/25/46 S	674,347	112,565
Series 2016-105 SA 5.018% 1/25/47 S●	1,625,148	347,043
Series 2017-6 NI 3.50% 3/25/46 S	138,814	22,075
Series 2017-8 BZ 3.00% 2/25/47	1,080,382	968,729

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2017-8 SG 5.018% 2/25/47 S●	1,968,526	$439,167
Series 2017-11 EI 3.00% 3/25/42 S	1,957,491	250,392
Series 2017-12 JI 3.50% 5/25/40 S	683,911	96,673
Series 2017-16 SM 5.068% 3/25/47 S●	1,293,474	288,008
Series 2017-16 WI 3.00% 1/25/45 S	427,149	58,850
Series 2017-16 YT 3.00% 7/25/46	19,000	18,602
Series 2017-25 GS 5.73% 4/25/47 S●	176,000	30,800
Fannie Mae Whole Loan Trust
Series 2004-W15 1A1 6.00% 8/25/44	47,102	53,140
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	31,910	35,565
Series 2165 PE 6.00% 6/15/29	96,147	109,484
Series 2326 ZQ 6.50% 6/15/31	54,353	61,381
Series 3143 BC 5.50% 2/15/36	2,290,701	2,525,414
Series 3289 SA 5.838% 3/15/37 S●	1,052,283	161,337
Series 3656 PM 5.00% 4/15/40	391,194	429,133
Series 4050 EI 4.00% 2/15/39 S	283,286	29,045
Series 4065 DE 3.00% 6/15/32	120,000	120,741
Series 4109 AI 3.00% 7/15/31 S	3,005,409	323,463
Series 4120 IK 3.00% 10/15/32 S	2,420,525	330,505
Series 4146 IA 3.50% 12/15/32 S	1,277,477	201,174
Series 4159 KS 5.238% 1/15/43 S●	1,147,377	263,798
Series 4161 IM 3.50% 2/15/43 S	363,621	82,305
Series 4181 DI 2.50% 3/15/33 S	797,756	89,729
Series 4184 GS 5.208% 3/15/43 S●	1,312,582	298,994
Series 4185 LI 3.00% 3/15/33 S	619,669	86,544

46

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4191 CI 3.00% 4/15/33 S	263,823	$37,100
Series 4342 CI 3.00% 11/15/33 S	469,344	60,801
Series 4435 DY 3.00% 2/15/35	1,305,000	1,295,286
Series 4453 DI 3.50% 11/15/33 S	619,694	79,014
Series 4494 SA 5.268% 7/15/45 S●	340,418	75,959
Series 4543 HI 3.00% 4/15/44 S	646,153	98,810
Series 4581 LI 3.00% 5/15/36 S	596,947	83,484
Series 4592 WT 5.50% 6/15/46	2,595,567	2,896,841
Series 4594 SG 5.088% 6/15/46 S●	3,531,205	862,427
Series 4614 HB 2.50% 9/15/46	605,000	540,857
Series 4618 SA 5.088% 9/15/46 S●	730,011	179,197
Series 4623 LZ 2.50% 10/15/46	521,397	444,815
Series 4623 MW 2.50% 10/15/46	610,000	553,913
Series 4625 BI 3.50% 6/15/46 S	2,293,795	455,094
Series 4631 GS 5.088% 11/15/46 S●	2,556,064	557,811
Series 4636 NZ 3.00% 12/15/46	666,977	614,323
Series 4648 SA 5.088% 1/15/47 S●	1,732,590	396,030
Series 4657 NW 3.00% 4/15/45	146,000	144,268
Series 4657 PS 5.088% 2/15/47 S●	491,855	104,770
Series 4660 GI 3.00% 8/15/43 S	508,915	72,659
Series 4663 AI 3.00% 3/15/42 S	1,224,000	158,361
Freddie Mac Strips
Series 267 S5 5.088% 8/15/42 S●	1,650,239	334,429
Series 299 S1 5.088% 1/15/43 S●	1,251,780	256,243
Series 319 S2 5.088% 11/15/43 S●	508,209	109,255
Series 326 S2 5.038% 3/15/44 S●	875,714	173,451

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2016-DNA3 M1 2.082% 12/25/28 ●	239,327	$240,222
Series 2017-DNA1 M2 4.232% 7/25/29 ●	750,000	748,623
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	15,965	18,750
Series T-58 2A 6.50% 9/25/43 ◆	8,185	9,469
GNMA
Series 2008-65 SB 5.022% 8/20/38 S●	920,394	136,625
Series 2009-2 SE 4.842% 1/20/39 S●	2,810,852	394,570
Series 2010-113 KE 4.50% 9/20/40	1,170,000	1,275,033
Series 2011-H21 FT 1.51% 10/20/61 ●	10,795,615	10,888,522
Series 2011-H23 FA 1.48% 10/20/61 ●	7,138,037	7,154,809
Series 2012-136 MX 2.00% 11/20/42	240,000	217,618
Series 2012-H08 FB 1.38% 3/20/62 ●	1,152,644	1,152,033
Series 2012-H18 NA 1.30% 8/20/62 ●	654,583	652,902
Series 2012-H29 SA 1.295% 10/20/62 ●	5,166,294	5,146,169
Series 2013-113 AZ 3.00% 8/20/43	1,675,579	1,589,134
Series 2013-113 LY 3.00% 5/20/43	173,000	170,481
Series 2015-64 GZ 2.00% 5/20/45	634,837	516,262
Series 2015-74 CI 3.00% 10/16/39 S	1,306,937	165,878
Series 2015-133 AL 3.00% 5/20/45	1,725,000	1,685,299
Series 2015-142 AI 4.00% 2/20/44 S	461,897	58,420
Series 2015-H10 FA 1.38% 4/20/65 ●	16,368,985	16,229,345
Series 2015-H11 FC 1.33% 5/20/65 ●	2,031,711	2,009,281
Series 2015-H12 FB 1.38% 5/20/65 ●	8,147,176	8,079,322
Series 2015-H20 FB 1.38% 8/20/65 ●	2,191,846	2,172,504

(continues)	47

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2016-108 SK 5.072% 8/20/46 S●	1,795,972	$432,322
Series 2016-111 PB 2.50% 8/20/46	579,000	520,897
Series 2016-116 GI 3.50% 11/20/44 S	2,234,427	385,720
Series 2016-118 DI 3.50% 3/20/43 S	2,543,919	387,368
Series 2016-120 AS 5.122% 9/20/46 S●	1,933,460	476,478
Series 2016-120 NS 5.122% 9/20/46 S●	2,581,946	642,600
Series 2016-121 JS 5.122% 9/20/46 S●	1,878,920	457,996
Series 2016-134 MW 3.00% 10/20/46	98,000	97,556
Series 2016-149 GI 4.00% 11/20/46 S	622,167	136,046
Series 2016-156 PB 2.00% 11/20/46	362,000	291,795
Series 2016-160 GI 3.50% 11/20/46 S	1,527,684	350,978
Series 2016-160 GS 5.122% 11/20/46 S●	3,502,192	873,369
Series 2016-160 VZ 2.50% 11/20/46	175,455	142,869
Series 2016-163 MI 3.50% 11/20/46 S	1,252,747	161,381
Series 2016-163 PI 3.50% 5/20/43 S	3,191,926	521,272
Series 2016-163 XI 3.00% 10/20/46 S	1,805,246	238,006
Series 2016-H06 FD 1.70% 7/20/65 ●	2,112,351	2,126,972
Series 2017-4 BW 3.00% 1/20/47	106,000	99,883
Series 2017-25 CZ 3.50% 2/20/47	454,321	453,049
Series 2017-26 SA 5.122% 2/20/47 S●	1,627,511	341,225

Total Agency Collateralized Mortgage Obligations (cost $127,987,276)		124,399,768

Agency Commercial Mortgage-Backed Securities – 0.78%

Freddie Mac Multifamily Structured Pass Through Certificates
Series K037 A2 3.49% 1/25/24 ◆	1,390,000	1,472,712

	Principal amount°	Value (U.S. $)

Agency Commercial Mortgage-Backed Securities (continued)

Freddie Mac Multifamily Structured Pass Through Certificates
Series K719 A1 2.53% 12/25/21 ◆	440,586	$444,099
Series K719 A2 2.731% 6/25/22 ◆●	1,900,000	1,912,773
Series K724 A2 3.062% 11/25/23 ◆	975,000	1,004,813
Series KS03 A4 3.161% 5/25/25 ◆●	920,000	927,867
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.631% 11/25/49 #●	245,000	260,091
Series 2011-K12 B 144A 4.345% 1/25/46 #●	685,000	723,341
Series 2011-K13 B 144A 4.611% 1/25/48 #●	650,000	693,396
Series 2011-K15 B 144A 4.949% 8/25/44 #●	75,000	81,463
Series 2011-K704 B 144A 4.536% 10/25/30 #●	650,000	668,572
Series 2012-K22 B 144A 3.686% 8/25/45 #●	665,000	683,523
Series 2012-K23 B 144A 3.656% 10/25/45 #●	1,500,000	1,538,633
Series 2012-K708 B 144A 3.752% 2/25/45 #●	885,000	904,478
Series 2013-K32 B 144A 3.538% 10/25/46 #●	650,000	649,676
Series 2013-K33 B 144A 3.502% 8/25/46 #●	505,000	501,898
Series 2013-K712 B 144A 3.365% 5/25/45 #●	470,000	479,369
Series 2013-K713 B 144A 3.166% 4/25/46 #●	285,000	289,125
Series 2013-K713 C 144A 3.166% 4/25/46 #●	945,000	947,420
Series 2014-K716 B 144A 3.952% 8/25/47 #●	500,000	515,226

Total Agency Commercial Mortgage-Backed Securities (cost $14,717,081)		14,698,475

Agency Mortgage-Backed Securities – 17.57%

Fannie Mae
5.50% 3/1/37	16,010	16,997
5.50% 7/1/37	108,377	117,136
Fannie Mae ARM
2.669% 7/1/37 ●	50,562	52,934
2.91% 7/1/45 ●	251,686	257,094

48

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae ARM
3.046% 4/1/44 ●	1,183,372	$1,217,574
3.076% 8/1/35 ●	15,259	16,104
6.098% 8/1/37 ●	35,613	35,796
Fannie Mae S.F. 15 yr
4.50% 8/1/18	17,081	17,517
4.50% 7/1/20	76,144	78,087
Fannie Mae S.F. 30 yr
3.00% 4/1/43	1,462,523	1,458,603
4.00% 10/1/40	27,345	28,772
4.00% 11/1/40	155,480	163,594
4.50% 5/1/35	98,832	106,487
4.50% 8/1/35	193,793	208,618
4.50% 9/1/35	160,097	172,404
4.50% 5/1/39	669,818	720,777
4.50% 9/1/39	146,344	158,365
4.50% 11/1/39	460,119	499,224
4.50% 6/1/40	504,672	546,639
4.50% 7/1/40	572,673	619,199
4.50% 8/1/40	145,656	157,132
4.50% 4/1/41	73,562	79,201
4.50% 1/1/42	560,787	606,643
4.50% 10/1/44	404,342	435,814
4.50% 3/1/46	547,540	590,077
4.50% 7/1/46	1,394,860	1,501,836
5.00% 3/1/34	2,936	3,210
5.00% 4/1/34	19,151	20,973
5.00% 8/1/34	28,149	30,729
5.00% 4/1/35	7,445	8,233
5.00% 12/1/37	3,066	3,347
5.00% 3/1/38	146,100	159,469
5.00% 6/1/38	8,411	9,180
5.00% 2/1/39	4,268	4,659
5.00% 5/1/40	98,741	108,022
5.50% 12/1/33	21,013	23,584
5.50% 11/1/34	23,931	26,795
5.50% 2/1/35	414,211	463,266
5.50% 8/1/37	134,886	151,049
5.50% 3/1/38	123,534	138,180
5.50% 6/1/39	377,749	422,787
5.50% 5/1/44	13,948,230	15,608,591
6.00% 4/1/35	228,605	260,661
6.00% 3/1/36	255,566	290,092
6.00% 5/1/36	49,717	56,277
6.00% 6/1/36	24,255	27,412
6.00% 9/1/36	178,142	205,722
6.00% 12/1/36	27,055	30,805
6.00% 6/1/37	14,633	16,686
6.00% 7/1/37	11,454	12,935

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 8/1/37	38,632	$44,179
6.00% 9/1/37	351,300	396,802
6.00% 5/1/38	146,079	164,920
6.00% 8/1/38	97,436	109,998
6.00% 9/1/38	667,831	756,459
6.00% 11/1/38	63,367	72,329
6.00% 12/1/38	177,484	200,872
6.00% 9/1/39	351,911	397,288
6.00% 10/1/39	1,346,769	1,540,757
6.00% 3/1/40	111,135	125,464
6.00% 7/1/40	398,458	449,925
6.00% 11/1/40	43,361	49,673
6.00% 5/1/41	301,240	340,079
6.00% 7/1/41	454,763	520,568
6.50% 11/1/33	4,733	5,261
6.50% 2/1/36	53,523	60,682
6.50% 3/1/36	61,122	67,932
6.50% 6/1/36	176,223	203,698
6.50% 2/1/38	31,292	35,392
6.50% 11/1/38	8,778	9,985
6.50% 3/1/40	1,429,823	1,617,811
6.50% 5/1/40	260,732	293,572
7.50% 3/1/32	317	363
7.50% 4/1/32	1,496	1,674
Fannie Mae S.F. 30 yr TBA
3.00% 4/1/47	9,600,000	9,520,500
3.00% 5/1/47	39,000,000	38,603,908
3.50% 5/1/47	83,800,000	85,541,473
4.00% 4/1/47	96,000,000	100,694,995
4.50% 4/1/47	32,000,000	34,313,750
4.50% 5/1/47	297,000	317,976
Freddie Mac ARM
2.553% 10/1/46 ●	659,486	662,364
2.929% 10/1/45 ●	507,683	519,189
3.307% 5/1/37 ●	366,395	391,170
5.384% 2/1/38 ●	75,074	79,206
Freddie Mac S.F. 20 yr
5.50% 10/1/23	39,511	43,762
5.50% 8/1/24	13,499	14,959
Freddie Mac S.F. 30 yr
4.50% 4/1/39	79,875	86,374
4.50% 7/1/42	761,655	821,263
4.50% 12/1/43	184,683	199,129
4.50% 8/1/44	1,187,054	1,280,789
5.00% 5/1/41	532,186	586,273
5.50% 3/1/34	32,101	36,089
5.50% 12/1/34	28,666	32,229
5.50% 12/1/35	28,207	31,703

(continues)	49

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
5.50% 11/1/36	34,192	$38,009
5.50% 12/1/36	7,749	8,590
5.50% 4/1/38	155,752	172,709
5.50% 6/1/38	22,297	24,712
5.50% 1/1/39	154,631	173,282
5.50% 6/1/39	198,778	220,382
5.50% 3/1/40	88,547	98,161
5.50% 8/1/40	343,493	380,742
5.50% 1/1/41	98,040	108,751
5.50% 6/1/41	1,578,828	1,765,275
6.00% 2/1/36	239,155	271,755
6.00% 3/1/36	216,269	246,879
6.00% 9/1/37	102,129	115,515
6.00% 1/1/38	35,896	40,608
6.00% 6/1/38	96,633	109,395
6.00% 8/1/38	158,243	181,358
6.00% 5/1/40	253,243	287,885
6.00% 7/1/40	572,812	649,669
6.50% 11/1/33	26,934	30,337
6.50% 1/1/35	98,403	114,968
6.50% 8/1/38	15,159	16,866
6.50% 4/1/39	150,894	169,887
7.00% 1/1/38	24,972	28,399
Freddie Mac S.F. 30 yr TBA
3.50% 5/1/47	6,000,000	6,124,219
GNMA I S.F. 30 yr
5.50% 2/15/41	306,487	342,832
7.00% 12/15/34	168,929	198,741
GNMA II S.F. 30 yr
5.00% 9/20/46	112,122	120,400
5.50% 5/20/37	236,645	263,227
5.50% 4/20/40	214,049	234,010
6.00% 4/20/34	5,323	5,903
6.00% 2/20/39	298,173	338,034
6.00% 10/20/39	469,011	523,857
6.00% 2/20/40	1,020,877	1,143,533
6.00% 4/20/46	326,292	365,162
6.50% 10/20/39	381,497	430,619
GNMA II S.F. 30 yr TBA
4.00% 4/1/47	6,000,000	6,337,500

Total Agency Mortgage-Backed Securities (cost $329,720,569)		330,870,243

Collateralized Debt Obligations – 3.97%

AMMC CLO 16
Series 2015-16A AR 144A 2.00% 4/14/29 #●	145,000	144,927

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

Anchorage Capital CLO 6
Series 2015-6A A1 144A 2.563% 4/15/27 #●	435,000	$434,820
Ares XXV CLO
Series 2012-3A AR 144A 2.243% 1/17/24 #●	700,000	700,342
Atlas Senior Loan Fund VI
Series 2014-6A AR 144A 2.284% 10/15/26 #●	2,500,000	2,500,195
Avery Point III CLO
Series 2013-3A A 144A 2.424% 1/18/25 #●	1,000,000	999,579
Avery Point VI CLO
Series 2015-6A A 144A 2.484% 8/5/27 #●	250,000	250,836
Benefit Street Partners CLO IV
Series 2014-IVA A1R 144A 2.515% 1/20/29 #●	2,400,000	2,406,878
Benefit Street Partners CLO VI
Series 2015-VIA A1A 144A 2.574% 4/18/27 #●	520,000	519,794
Blue Hill CLO
Series 2013-1A AR 144A 2.203% 1/15/26 #●	1,500,000	1,501,446
BlueMountain CLO
Series 2015-1A A1R 144A 2.352% 4/13/27 #●	400,000	400,112
Series 2015-2A A1 144A 2.454% 7/18/27 #●	710,000	711,910
Carlyle Global Market
Strategies CLO
Series 2014-3A A1AR 144A 2.187% 7/27/26 #●	1,900,000	1,891,355
Series 2014-5A A1R 144A 2.298% 10/16/25 #●	400,000	399,800
Cavalry CLO V
Series 2014-5A A 144A 2.393% 1/16/24 #●	167,942	168,062
Cedar Funding V CLO
Series 2016-5A A1 144A 2.633% 7/17/28 #●	530,000	535,724
Cedar Funding VI CLO
Series 2016-6A A1 144A 2.344% 10/20/28 #●	1,230,000	1,232,577
Cent CLO 20
Series 2013-20A A 144A 2.518% 1/25/26 #●	654,000	653,742
CIFC Funding
Series 2012-3A A1R 144A 2.239% 1/29/25 #●	2,700,000	2,698,380

50

	Principal amount°		Value (U.S. $)

Collateralized Debt Obligations (continued)

Dryden XXV Senior Loan Fund
Series 2012-25A AR 144A 2.223% 1/15/25 #●		3,600,000	$3,595,468
Finn Square CLO
Series 2012-1AR 144A 2.37% 12/24/23 #		3,422,851	3,419,185
Flagship CLO VIII
Series 2014-8A AR 144A 2.085% 1/16/26 #●		2,300,000	2,298,960
Flatiron CLO 2014-1
Series 2014-1A A1R 144A 2.018% 7/17/26 #●		1,250,000	1,251,106
Fortress Credit BSL II
Series 2013-2A A1FR 144A 1.00% 10/19/25 #●		2,000,000	1,999,000
Fraser Sullivan CLO VII
Series 2012-7A A1R 144A 2.105% 4/20/23 #●		80,403	80,363
Galaxy XVI CLO
Series 2013-16A A2R 144A 2.278% 11/16/25 #●		1,500,000	1,502,685
GoldentTree Loan Management US CLO 1
Series 2017-1A A 144A 2.40% 4/20/29 #●		1,190,000	1,194,310
Halcyon Loan Advisors Funding
Series 2012-1A A1 144A 2.539% 8/15/23 #●		442,409	442,321
JFIN CLO
Series 2015-2A AX 144A 2.473% 10/19/26 #●		165,000	165,230
Series 2017-1A A1 144A 2.324% 4/24/29 #●		1,275,000	1,276,916
JMP Credit Advisors CLO III
Series 2014-1A AR 144A 2.263% 10/17/25 #●		2,600,000	2,611,700
Jubilee CDO I-R
Series I-RA A 144A 0.10% 7/30/24 #●	EUR	201,627	214,428
Series I-RX A 0.30% 7/30/24 ●	EUR	1,008,137	1,072,140
KVK CLO 2013-2
Series 2013-2A AR 144A 2.308% 1/15/26 #●		2,000,000	2,002,674
Limerock CLO II
Series 2014-2A AR 144A 2.31% 4/18/26 #●		2,000,000	1,999,172
Lockwood Grove CLO
Series 2014-1A A1R 144A 2.508% 4/25/25 #●		500,000	499,780

	Principal amount°		Value (U.S. $)

Collateralized Debt Obligations (continued)

Madison Park Funding IX
Series 2012-9AR AR 144A 2.329% 8/15/22 #●		346,151	$346,843
Madison Park Funding XIII
Series 2014-13A AR 144A 1.988% 1/19/25 #●		1,500,000	1,499,855
Magnetite IX
Series 2014-9A A1 144A 2.458% 7/25/26 #●		2,405,000	2,407,405
Malin CLO
Series 2007-1A A1 144A 0.24% 5/7/23 #●	EUR	190,668	203,159
MP CLO V
Series 2014-1A AR 144A 2.215% 7/18/26 #●		2,500,000	2,511,250
MP CLO VI
Series 2014-2A AR 144A 2.165% 1/15/27 #●		2,000,000	1,999,000
Nelder Grove CLO
Series 2014-1A A1R 144A 2.30% 8/28/26 #●		1,500,000	1,499,695
Neuberger Berman CLO XIX
Series 2015-19A A1 144A 2.443% 7/15/27 #●		1,300,000	1,299,973
Neuberger Berman CLO XVII
Series 2014-17A A 144A 2.504% 8/4/25 #●		1,350,000	1,349,684
Oak Hill Credit Partners X
Series 2014-10A AR 144A 2.077% 7/20/26 #●		1,000,000	999,500
Octagon Investment Partners XIX
Series 2014-1A AR 144A 2.069% 4/15/26 #●		1,000,000	1,004,500
OZLM IX
Series 2014-9A A1R 144A 2.052% 1/20/27 #●		1,800,000	1,799,842
Palmer Square Loan Funding
Series 2016-2A A1 144A 2.391% 6/21/24 #●		716,276	716,883
Shackleton CLO
Series 2014-5A A 144A 2.534% 5/7/26 #●		1,565,000	1,564,476
Series 2015-8A A1 144A 2.54% 10/20/27 #●		250,000	250,296
Staniford Street CLO
Series 2014-1A AR 144A 2.311% 6/15/25 #●		1,500,000	1,499,685
Stoney Lane Funding I
Series 2007-1A A1 144A 1.263% 4/18/22 #●		224,513	223,110

(continues)	51

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

TIAA CLO II
Series 2017-1A A 144A 2.49% 4/20/29 #●	1,040,000	$1,039,087
Tralee CLO III
Series 2014-3A A1R 144A 2.48% 7/20/26 #●	250,000	249,905
Venture CDO
Series 2016-25A A1 144A 2.49% 4/20/29 #●	490,000	491,597
Venture X CLO
Series 2012-10A AR 144A 2.08% 7/20/22 #●	1,497,205	1,496,362
Venture XI CLO
Series 2012-11AR AR 144A 2.336% 11/14/22 #●	665,479	666,477
Venture XXI CLO
Series 2015-21A A 144A 2.513% 7/15/27 #●	285,000	285,026
Venture XXIV CLO
Series 2016-24A A1D 144A 2.419% 10/20/28 #●	1,115,000	1,116,478
Voya CLO
Series 2012-2AR AR 144A 2.32% 10/15/22 #●	191,582	191,849
Westwood CDO II
Series 2007-2A A1 144A 1.258% 4/25/22 #●	54,641	54,602
WhiteHorse VI
Series 2012-1A A1R 144A 2.235% 2/3/25 #●	4,300,000	4,289,044

Total Collateralized Debt Obligations (cost $74,789,056)		74,831,500

Convertible Bonds – 0.85%

Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23 #	100,000	108,312
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	707,000	737,047
Ares Capital 144A 3.75% exercise price $19.39, maturity date 2/1/22 #	102,000	102,064
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	225,000	266,766

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22 #	427,000	$457,691
Blackstone Mortgage Trust 5.25% exercise price $27.99, maturity date 12/1/18	676,000	776,132
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	275,000	277,063
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	641,000	632,987
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	220,000	239,113
Cemex 3.72% exercise price $11.45, maturity date 3/15/20	277,000	314,222
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	540,000	535,950
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	278,000	364,180
Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40 #	515,000	534,956
DISH Network 144A 2.375% exercise price $82.21, expiration date 3/15/24 #	96,000	98,460
144A 3.375% exercise price $65.18, expiration date 8/15/26 #	107,000	129,804
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	359,000	358,103
General Cable 4.50% exercise price $31.67, maturity date 11/15/29 ϕ	649,000	505,814
HealthSouth 2.00% exercise price $37.16, maturity date 12/1/43	422,000	517,477
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	479,000	471,216

52

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Hercules Capital 144A 4.375% exercise price $16.41, maturity date 2/1/22 #	241,000	$247,326
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 ϕ	239,000	333,405
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	353,000	376,607
Insulet 144A 1.25% exercise price $58.37, maturity date 9/15/21 #	220,000	221,925
Jefferies Group 3.875% exercise price $43.83, maturity date 11/1/29	501,000	507,889
Knowles 144A 3.25% exercise price $18.43, maturity date 11/1/21 #	299,000	375,993
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	285,000	321,872
Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46 #	103,000	111,497
Medicines 144A 2.75% exercise price $48.97, maturity date 7/15/23 #	292,000	353,320
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	331,000	341,344
Novellus Systems 2.625% exercise price $33.72, maturity date 5/15/41	181,000	687,347
NuVasive 2.25% exercise price $59.82, maturity date 3/15/21	180,000	246,375
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	348,000	404,550
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20	299,000	327,966
Pacira Pharmaceuticals 144A 2.375% exercise price $66.89, maturity date 4/1/22 #	20,000	20,812
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	510,000	518,606

	Principal amount°		Value (U.S. $)

Convertible Bonds (continued)

Silicon Laboratories 144A 1.375% exercise price $92.81, maturity date 3/1/22 #		39,000	$41,559
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18		540,000	544,725
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21		383,000	393,295
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19		303,000	287,282
Vector Group 1.75% exercise price $23.46, expiration date 4/15/20 ●		466,000	528,619
2.50% exercise price $15.22, expiration date 1/15/19 ●		147,000	213,481
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20		568,000	571,198
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21		585,000	579,516

Total Convertible Bonds (cost $15,043,519)			15,983,866

Corporate Bonds – 45.94%

Banking – 16.30%
Akbank TAS 144A 7.20% 3/16/27 #●		840,000	869,486
Ally Financial
4.125% 3/30/20		200,000	204,500
4.75% 9/10/18		200,000	206,000
5.75% 11/20/25		730,000	750,075
ANZ New Zealand International 144A 2.60% 9/23/19 #		200,000	201,633
Banco Bilbao Vizcaya Argentaria 6.75% 12/29/49 ●	EUR	400,000	427,881
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #		1,050,000	1,069,687
Banco Nacional de Desenvol-vimento Economico e Social 6.369% 6/16/18		1,500,000	1,569,090

(continues)	53

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Banco Nacional de Desenvol-vimento Economico e Social 6.50% 6/10/19		2,500,000	$2,685,000
Bank Nederlandse Gemeenten 3.50% 7/19/27	AUD	292,000	221,558
Bank of America
1.431% 6/15/17 ●		3,800,000	3,800,714
2.221% 10/21/22 ●		545,000	553,977
2.60% 1/15/19		1,200,000	1,212,932
2.625% 4/19/21		2,300,000	2,296,315
3.124% 1/20/23 ●		3,465,000	3,482,173
3.30% 8/5/21	AUD	240,000	182,803
3.30% 1/11/23		716,000	721,289
3.824% 1/20/28 ●		1,100,000	1,104,474
4.183% 11/25/27		1,065,000	1,070,910
4.443% 1/20/48 ●		1,275,000	1,281,713
5.65% 5/1/18		3,300,000	3,434,129
5.75% 12/1/17		700,000	718,587
6.00% 9/1/17		3,200,000	3,257,834
6.40% 8/28/17		1,000,000	1,019,527
6.875% 4/25/18		5,025,000	5,288,883
7.625% 6/1/19		800,000	892,206
Bank of New York Mellon
2.089% 10/30/23 ●		840,000	859,893
2.15% 2/24/20		1,960,000	1,968,620
2.20% 8/16/23		810,000	778,216
2.50% 4/15/21		180,000	180,556
3.442% 2/7/28 ●		1,165,000	1,175,189
4.625% 12/29/49 ●		1,365,000	1,313,813
Bank of Nova Scotia
1.875% 4/26/21		4,500,000	4,414,140
Banque Federative du Credit Mutuel 144A
2.00% 4/12/19 #		500,000	496,933
Barclays
2.00% 3/16/18		1,000,000	1,001,380
3.20% 8/10/21		760,000	761,094
4.337% 1/10/28		735,000	735,031
4.95% 1/10/47		485,000	486,337
6.50% 6/15/49 ●	EUR	400,000	434,730
8.25% 12/29/49 ●		1,775,000	1,869,909
Barclays Bank
1.804% 11/6/17 ●		3,000,000	3,006,249
144A 6.05% 12/4/17 #		300,000	307,942
7.625% 11/21/22		1,800,000	1,972,035
BB&T
1.694% 2/1/19 ●		750,000	755,017

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
BB&T
1.991% 6/15/18 ●		65,000	$65,496
2.45% 1/15/20		670,000	677,032
BBVA Bancomer
144A 6.50% 3/10/21 #		435,000	478,500
144A 7.25% 4/22/20 #		100,000	110,220
BNP Paribas
144A 7.375% 8/19/25 #●		700,000	720,125
7.375% 12/29/49 ●		500,000	514,375
Branch Banking & Trust 2.625% 1/15/22		250,000	250,818
Capital One Financial 3.75% 3/9/27		640,000	637,375
CIT Group
5.25% 3/15/18		6,100,000	6,271,563
144A 5.50% 2/15/19 #		2,800,000	2,950,500
Citigroup
1.80% 1/10/20 ●		520,000	521,948
1.919% 7/30/18 ●		2,300,000	2,316,765
2.032% 6/7/19 ●		2,300,000	2,322,057
2.485% 9/1/23 ●		830,000	854,136
3.20% 10/21/26		1,000,000	956,383
3.75% 10/27/23	AUD	498,000	380,515
4.05% 7/30/22		150,000	156,376
Citizens Bank 2.55% 5/13/21		1,655,000	1,647,039
Citizens Financial Group
2.375% 7/28/21		115,000	113,504
4.30% 12/3/25		965,000	996,281
Compass Bank 3.875% 4/10/25		1,145,000	1,125,788
Cooperatieve Rabobank
2.50% 9/4/20	NOK	1,740,000	210,971
3.75% 7/21/26		2,405,000	2,354,223
4.375% 8/4/25		2,000,000	2,054,782
6.875% 3/19/20	EUR	2,400,000	3,026,984
8.40% 11/29/49 ●		500,000	507,909
Credit Suisse 1.92% 9/12/17 ●		400,000	400,950
Credit Suisse Group
144A 4.282% 1/9/28 #		1,730,000	1,725,194
144A 6.25% 12/29/49 #●		2,350,000	2,392,204
Credit Suisse Group Funding Guernsey
2.75% 3/26/20		2,449,000	2,453,714
3.125% 12/10/20		1,445,000	1,454,067
3.45% 4/16/21		400,000	405,635
3.80% 9/15/22		3,350,000	3,401,858
3.80% 6/9/23		2,300,000	2,311,668

54

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Credit Suisse Group Funding Guernsey 4.55% 4/17/26		1,810,000	$1,874,003
DBS Bank
144A 3.625% 9/21/22 #●		700,000	705,363
3.625% 9/21/22 ●		200,000	201,532
Deutsche Bank
2.85% 5/10/19		3,100,000	3,122,429
144A 4.25% 10/14/21 #		1,200,000	1,230,980
Dexia Credit Local 144A 1.539% 2/15/19 #●		560,000	559,879
DNB Bank 144A 3.20% 4/3/17 #		3,300,000	3,300,000
Eksportfinans 5.50% 6/26/17		600,000	604,082
Fifth Third Bancorp 2.875% 7/27/20		435,000	440,925
Fifth Third Bank
1.967% 8/20/18 ●		905,000	910,578
2.25% 6/14/21		665,000	657,781
3.85% 3/15/26		985,000	994,620
Goldman Sachs Group
1.72% 5/22/17 ●		1,800,000	1,801,516
2.331% 9/15/20 ●		3,000,000	3,044,922
2.654% 11/29/23 ●		875,000	907,231
3.08% 8/21/19 ●	AUD	140,000	107,842
3.55% 2/12/21	CAD	100,000	79,184
3.85% 1/26/27		1,450,000	1,459,331
5.15% 5/22/45		1,755,000	1,847,366
5.20% 12/17/19	NZD	206,000	149,892
5.95% 1/18/18		700,000	723,016
HBOS 1.80% 9/6/17 ●		500,000	499,594
HSBC Bank 144A 1.679% 5/15/18 #●		620,000	622,032
HSBC Holdings
2.65% 1/5/22 ●		2,000,000	2,057,740
2.65% 1/5/22		545,000	537,907
2.712% 5/25/21 ●		1,100,000	1,135,617
4.041% 3/13/28 ●		615,000	622,346
4.375% 11/23/26		560,000	565,391
6.00% 12/29/49 ●	EUR	900,000	1,035,845
Huntington Bancshares 2.30% 1/14/22		670,000	653,149
Huntington National Bank 2.375% 3/10/20		275,000	276,124
ICICI Bank 144A 4.00% 3/18/26 #		1,070,000	1,067,400
ING Bank 144A 1.822% 8/17/18 #●		4,500,000	4,524,606

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
ING Groep
3.15% 3/29/22		525,000	$526,947
3.95% 3/29/27		1,340,000	1,343,676
JPMorgan Chase & Co.
1.656% 3/9/21 ●		895,000	891,722
1.669% 1/28/19 ●		200,000	201,314
2.202% 6/7/21 ●		2,900,000	2,949,865
2.25% 1/23/20		9,800,000	9,834,966
2.273% 10/24/23 ●		375,000	383,940
3.782% 2/1/28 ●		830,000	838,708
4.25% 11/2/18	NZD	570,000	405,595
4.25% 10/1/27		1,130,000	1,162,097
4.26% 2/22/48 ●		1,990,000	1,991,558
4.40% 7/22/20		400,000	426,626
5.30% 12/29/49 ●		100,000	103,875
6.75% 8/29/49 ●		865,000	954,744
7.90% 4/29/49 ●		500,000	518,750
JPMorgan Chase Bank 6.00% 10/1/17		600,000	612,621
KBC Bank 8.00% 1/25/23 ●		2,200,000	2,308,748
KeyBank
3.18% 5/22/22		250,000	252,502
3.40% 5/20/26		2,690,000	2,620,794
6.95% 2/1/28		1,220,000	1,528,376
KeyCorp 5.00% 12/29/49 ●		1,675,000	1,662,437
Korea Development Bank 3.00% 3/17/19		850,000	866,636
Landwirtschaftliche Rentenbank 5.375% 4/23/24	NZD	1,150,000	880,646
Lloyds Bank 144A 12.00% 12/29/49 #●		4,700,000	6,328,550
Lloyds Banking Group
3.00% 1/11/22		1,175,000	1,169,443
3.75% 1/11/27		565,000	556,500
7.50% 4/30/49 ●		805,000	853,381
7.625% 12/29/49 ●	GBP	2,500,000	3,422,979
7.875% 12/29/49 ●	GBP	1,300,000	1,812,210
Mitsubishi UFJ Financial Group
2.18% 9/13/21 ●		450,000	454,577
2.19% 9/13/21		2,050,000	2,006,460
Mitsubishi UFJ Trust & Banking
1.872% 9/19/17 ●		1,900,000	1,905,107
144A 2.45% 10/16/19 #		500,000	501,995
144A 2.65% 10/19/20 #		500,000	501,960
Mizuho Bank 144A 2.45% 4/16/19 #		600,000	603,169

(continues)	55

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Morgan Stanley
2.125% 4/25/18		3,450,000	$3,464,114
2.443% 10/24/23 ●		875,000	894,262
2.50% 4/21/21		3,500,000	3,484,093
2.625% 11/17/21		1,055,000	1,047,774
3.125% 8/5/21	CAD	387,000	302,811
3.95% 4/23/27		675,000	669,728
4.375% 1/22/47		2,230,000	2,224,715
5.00% 9/30/21	AUD	359,000	293,027
National City Bank
1.472% 6/7/17 ●		325,000	325,014
Nationwide Building Society
144A 4.00% 9/14/26 #		1,855,000	1,799,163
4.125% 3/20/23 ●	EUR	300,000	330,953
Natixis 1.846% 9/25/17 ●		4,300,000	4,310,225
Norinchukin Bank
1.733% 10/10/17 ●		700,000	701,998
1.733% 10/11/17 ●		700,000	702,001
1.733% 10/12/17 ●		1,500,000	1,504,293
PNC Bank
2.30% 6/1/20		500,000	501,590
2.45% 11/5/20		1,035,000	1,039,866
2.625% 2/17/22		570,000	570,677
6.875% 4/1/18		1,415,000	1,483,571
PNC Financial Services Group 5.00% 12/29/49 ●		1,100,000	1,097,250
Popular 7.00% 7/1/19		645,000	676,444
Regions Bank 2.25% 9/14/18		345,000	346,159
Royal Bank of Canada
2.30% 3/22/21		2,300,000	2,303,510
2.75% 2/1/22		185,000	186,798
Royal Bank of Scotland Group
3.875% 9/12/23		1,745,000	1,721,983
144A 6.99% 10/29/49 #●		300,000	339,000
8.625% 12/29/49 ●		4,970,000	5,193,650
Santander Holdings USA
2.504% 11/24/17 ●		2,500,000	2,516,517
2.70% 5/24/19		2,100,000	2,110,811
Santander UK
1.904% 8/24/18 ●		730,000	733,835
144A 5.00% 11/7/23 #		795,000	831,061
Santander UK Group Holdings
2.875% 10/16/20		440,000	441,338
3.125% 1/8/21		550,000	553,390
3.571% 1/10/23		945,000	946,078
7.375% 6/24/22 ●	GBP	2,200,000	2,890,754
Societe Generale 144A 4.25% 4/14/25 #		3,600,000	3,534,196

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Standard Chartered 144A 2.182% 8/19/19 #●	3,200,000	$3,223,926
State Street
2.55% 8/18/20	1,000,000	1,013,783
3.10% 5/15/23	525,000	529,171
3.55% 8/18/25	900,000	925,817
Sumitomo Mitsui Banking
1.558% 1/11/19 ●	1,000,000	1,000,951
1.831% 9/15/17 ●	3,800,000	3,809,530
Sumitomo Mitsui Financial Group 2.786% 3/9/21 ●	2,300,000	2,375,251
Sumitomo Mitsui Trust Bank 1.882% 9/18/17 ●	2,700,000	2,707,471
SunTrust Bank 3.30% 5/15/26	540,000	525,289
SunTrust Banks 2.70% 1/27/22	1,105,000	1,101,651
SVB Financial Group 3.50% 1/29/25	2,205,000	2,158,578
Swedbank 144A 2.65% 3/10/21 #	1,135,000	1,141,262
Synchrony Financial
1.875% 8/15/17	500,000	500,223
2.265% 2/3/20 ●	500,000	503,527
2.438% 11/9/17 ●	1,400,000	1,407,941
Toronto-Dominion Bank
1.589% 4/30/18 ●	835,000	838,486
2.125% 4/7/21	750,000	743,710
2.50% 12/14/20	690,000	696,048
3.625% 9/15/31 ●	1,075,000	1,054,451
Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #	355,000	354,104
144A 6.25% 4/20/21 #	590,000	615,880
UBS
4.75% 5/22/23 ●	1,300,000	1,331,379
5.125% 5/15/24	200,000	205,315
5.875% 12/20/17	1,163,000	1,198,380
7.625% 8/17/22	500,000	579,350
UBS Group 6.875% 12/29/49 ●	555,000	572,404
UBS Group Funding Jersey
144A 2.65% 2/1/22 #	785,000	770,300
144A 2.803% 4/14/21 #●	400,000	413,811
144A 3.00% 4/15/21 #	3,165,000	3,173,175
144A 4.125% 9/24/25 #	870,000	886,209
144A 4.125% 4/15/26 #	845,000	860,518
UBS Group Funding Switzerland 144A 3.491% 5/23/23 #	1,145,000	1,153,600

56

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
UBS Group Funding Switzerland 144A 4.253% 3/23/28 #		290,000	$293,979
US Bancorp
2.375% 7/22/26		1,700,000	1,591,599
2.625% 1/24/22		935,000	939,046
3.60% 9/11/24		1,275,000	1,314,148
USB Capital IX 3.50% 10/29/49 ●		1,820,000	1,549,275
Wells Fargo & Co.
2.269% 10/31/23 ●		1,440,000	1,467,562
2.55% 12/7/20		3,000,000	3,016,362
3.00% 7/27/21	AUD	979,000	736,906
3.069% 1/24/23		2,160,000	2,170,694
3.50% 9/12/29	GBP	196,000	272,672
4.75% 12/7/46		490,000	502,095
Wells Fargo Bank 2.15% 12/6/19		535,000	537,145
Westpac Banking 4.322% 11/23/31 ●		860,000	870,740
Woori Bank 144A 4.75% 4/30/24 #		800,000	827,579
Zions Bancorporation 4.50% 6/13/23		830,000	861,419

			306,906,473

Basic Industry – 2.06%
Air Liquide Finance 144A 1.75% 9/27/21 #		700,000	676,682
ArcelorMittal 6.125% 6/1/25		320,000	356,800
Barrick North America Finance 5.75% 5/1/43		670,000	780,156
BHP Billiton Finance 3.25% 9/25/24	GBP	123,000	171,471
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●		2,795,000	3,033,274
CF Industries
144A 3.40% 12/1/21 #		135,000	135,174
6.875% 5/1/18		1,750,000	1,828,750
Cia Brasileira de Aluminio 144A 6.75% 4/5/21 #		555,000	602,175
CK Hutchison International 17 144A 3.50% 4/5/27 #		700,000	698,749
Cliffs Natural Resources 144A 5.75% 3/1/25 #		225,000	218,813
Dow Chemical 8.55% 5/15/19		3,662,000	4,152,979
Evraz Group 144A 5.375% 3/20/23 #		825,000	829,125

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Freeport-McMoRan
4.55% 11/14/24	650,000	$607,750
144A 6.875% 2/15/23 #	410,000	425,375
Georgia-Pacific
144A 2.539% 11/15/19 #	1,050,000	1,058,940
8.00% 1/15/24	2,242,000	2,875,917
Glencore Funding 144A 4.00% 3/27/27 #	505,000	499,178
Hexion 144A 10.375% 2/1/22 #	40,000	40,000
Hudbay Minerals
144A 7.25% 1/15/23 #	10,000	10,650
144A 7.625% 1/15/25 #	325,000	354,250
International Paper 4.40% 8/15/47	2,555,000	2,421,021
INVISTA Finance 144A 4.25% 10/15/19 #	1,060,000	1,094,450
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	30,000	33,825
Kraton Polymers 144A 10.50% 4/15/23 #	70,000	80,675
LYB International Finance II 3.50% 3/2/27	1,530,000	1,504,431
MMC Norilsk Nickel
144A 5.55% 10/28/20 #	258,000	277,532
144A 6.625% 10/14/22 #	605,000	682,997
NCI Building Systems 144A 8.25% 1/15/23 #	275,000	299,750
New Gold
144A 6.25% 11/15/22 #	30,000	30,225
144A 7.00% 4/15/20 #	20,000	20,037
NOVA Chemicals 144A 5.00% 5/1/25 #	526,000	536,520
Novelis
144A 5.875% 9/30/26 #	515,000	526,587
144A 6.25% 8/15/24 #	280,000	292,600
OCP
144A 4.50% 10/22/25 #	1,180,000	1,166,873
144A 6.875% 4/25/44 #	210,000	226,380
Olin 5.125% 9/15/27	360,000	366,984
PolyOne 5.25% 3/15/23	290,000	293,625
Potash Corp. of Saskatchewan 4.00% 12/15/26	780,000	800,017
PQ 144A 6.75% 11/15/22 #	70,000	74,725
Southern Copper 5.875% 4/23/45	775,000	811,370
Steel Dynamics 144A 5.00% 12/15/26 #	480,000	487,200

(continues)	57

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Summit Materials
6.125% 7/15/23	70,000	$71,750
8.50% 4/15/22	30,000	33,263
Suzano Austria
144A 5.75% 7/14/26 #	770,000	786,170
144A 7.00% 3/16/47 #	485,000	477,725
US Concrete
144A 6.375% 6/1/24 #	505,000	525,200
6.375% 6/1/24	95,000	98,800
Vale Overseas
5.875% 6/10/21	520,000	558,542
6.25% 8/10/26	1,220,000	1,328,275
6.875% 11/10/39	70,000	75,208
Vedanta Resources
144A 6.375% 7/30/22 #	760,000	767,220
144A 7.125% 5/31/23 #	355,000	364,763
Westlake Chemical 144A 5.00% 8/15/46 #	1,815,000	1,870,334
WR Grace & Co.-Conn 144A 5.625% 10/1/24 #	508,000	537,210

		38,878,492

Brokerage – 0.44%
Affiliated Managers Group
3.50% 8/1/25	830,000	816,869
Bear Stearns
6.40% 10/2/17	700,000	716,881
7.25% 2/1/18	2,000,000	2,090,516
BlackRock 3.20% 3/15/27	695,000	696,107
E*TRADE Financial 5.875% 12/29/49 ●	1,120,000	1,156,680
Jefferies Group
6.45% 6/8/27	331,000	375,102
6.50% 1/20/43	270,000	293,760
Lazard Group 3.75% 2/13/25	2,100,000	2,090,876

		8,236,791

Capital Goods – 1.46%
Advanced Disposal Services 144A 5.625% 11/15/24 #	80,000	81,000
Ardagh Packaging Finance
144A 4.289% 5/15/21 #●	435,000	446,419
144A 6.00% 2/15/25 #	405,000	410,569
144A 7.25% 5/15/24 #	200,000	214,750
Ball 5.25% 7/1/25	725,000	770,313
BMC East 144A 5.50% 10/1/24 #	50,000	51,000
Boise Cascade 144A 5.625% 9/1/24 #	750,000	765,000

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Builders FirstSource
144A 5.625% 9/1/24 #		715,000	$728,406
144A 10.75% 8/15/23 #		70,000	81,725
BWAY Holding
144A 5.50% 4/15/24 #		380,000	383,800
144A 9.125% 8/15/21 #		110,000	120,445
CCL Industries 144A 3.25% 10/1/26 #		655,000	628,077
Cemex 144A 7.75% 4/16/26 #		245,000	276,289
Cemex Finance 144A 6.00% 4/1/24 #		785,000	827,390
Crane
2.75% 12/15/18		170,000	172,775
4.45% 12/15/23		1,050,000	1,103,141
Crown Americas 144A
4.25% 9/30/26 #		364,000	351,034
Fortune Brands Home & Security 3.00% 6/15/20		515,000	521,577
Gardner Denver 144A 6.875% 8/15/21 #		130,000	134,875
General Electric
1.414% 5/5/26 ●		920,000	903,204
144A 3.80% 6/18/19 #		345,000	359,141
4.25% 1/17/18	NZD	140,000	99,349
4.65% 10/17/21		89,000	97,743
5.55% 5/4/20		470,000	520,111
6.00% 8/7/19		1,025,000	1,126,162
Heathrow Funding 144A 4.875% 7/15/21 #		200,000	214,412
KLX 144A 5.875% 12/1/22 #		500,000	517,500
Koppers 144A 6.00% 2/15/25 #		80,000	82,800
LafargeHolcim Finance US
144A 3.50% 9/22/26 #		1,470,000	1,423,804
144A 4.75% 9/22/46 #		570,000	572,694
Lennox International 3.00% 11/15/23		710,000	698,732
Lockheed Martin 3.10% 1/15/23		1,111,000	1,127,497
Masco
3.50% 4/1/21		1,265,000	1,293,602
5.95% 3/15/22		400,000	449,691
Owens-Brockway Glass Container 144A
5.875% 8/15/23 #		600,000	636,000
Parker-Hannifin 3.30% 11/21/24		65,000	66,198
Rockwell Collins 3.20% 3/15/24		775,000	774,508

58

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Roper Technologies
2.80% 12/15/21		685,000	$686,436
3.80% 12/15/26		485,000	488,037
Siemens Financierings-maatschappij
144A 1.332% 5/25/18 #●		610,000	611,676
144A 1.70% 9/15/21 #		1,235,000	1,191,309
144A 3.125% 3/16/24 #		1,325,000	1,335,415
St. Marys Cement 144A 5.75% 1/28/27 #		920,000	920,276
Standard Industries 144A 5.00% 2/15/27 #		985,000	967,763
StandardAero Aviation Holdings 144A
10.00% 7/15/23 #		30,000	32,325
Suzano Trading 144A 5.875% 1/23/21 #		350,000	374,605
TransDigm 6.375% 6/15/26		415,000	416,282
Union Andina de Cementos 144A 5.875% 10/30/21 #		460,000	479,550
United Technologies 3.75% 11/1/46		875,000	823,389
Zekelman Industries 144A 9.875% 6/15/23 #		90,000	100,800

			27,459,596

Communications – 3.67%
21st Century Fox America
4.50% 2/15/21		155,000	165,476
4.95% 10/15/45		1,000,000	1,038,682
AT&T
2.082% 6/30/20 ●		810,000	819,850
2.80% 2/17/21		2,200,000	2,208,307
3.20% 3/1/22		100,000	100,867
3.80% 3/1/24		100,000	101,220
5.25% 3/1/37		3,635,000	3,713,440
Bell Canada 3.35% 3/22/23	CAD	219,000	172,321
Cablevision 144A 6.50% 6/15/21 #		950,000	1,003,200
CCO Holdings
144A 5.125% 5/1/27 #		215,000	217,016
144A 5.50% 5/1/26 #		530,000	549,875
144A 5.75% 2/15/26 #		80,000	84,200
144A 5.875% 5/1/27 #		60,000	63,150
CenturyLink
5.80% 3/15/22		1,160,000	1,199,811
6.75% 12/1/23		729,000	762,716
7.50% 4/1/24		20,000	21,194

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Charter Communications Operating
3.579% 7/23/20		300,000	$308,971
4.464% 7/23/22		800,000	843,446
4.908% 7/23/25		1,810,000	1,914,412
Cincinnati Bell 144A 7.00% 7/15/24 #		355,000	373,194
Columbus Cable Barbados 144A 7.375% 3/30/21 #		595,000	639,625
Comcast 3.00% 2/1/24		1,305,000	1,305,339
Crown Castle Towers
144A 3.663% 5/15/25 #		110,000	110,090
144A 4.883% 8/15/20 #		2,090,000	2,226,069
CSC Holdings 144A 5.50% 4/15/27 #		826,000	841,487
Deutsche Telekom International Finance
144A 1.95% 9/19/21 #		770,000	744,525
144A 2.485% 9/19/23 #		3,005,000	2,876,374
144A 3.60% 1/19/27 #		285,000	284,303
6.50% 4/8/22	GBP	36,000	56,291
Digicel 144A 6.00% 4/15/21 #		205,000	187,319
Digicel Group
144A 7.125% 4/1/22 #		420,000	328,650
144A 8.25% 9/30/20 #		680,000	587,092
DISH DBS
4.25% 4/1/18		200,000	203,814
7.75% 7/1/26		300,000	349,500
Gray Television 144A 5.875% 7/15/26 #		750,000	765,000
Grupo Televisa 6.125% 1/31/46		570,000	605,604
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		530,000	523,868
KT 144A 1.75% 4/22/17 #		900,000	899,993
Lamar Media 5.75% 2/1/26		501,000	537,949
Level 3 Financing 5.375% 5/1/25		1,036,000	1,056,720
Midcontinent Communications 144A 6.875% 8/15/23 #		355,000	379,406
Millicom International Cellular 144A 6.00% 3/15/25 #		675,000	694,406
Myriad International Holdings 144A 5.50% 7/21/25 #		700,000	728,700
NBCUniversal Enterprise 144A 1.707% 4/15/18 #●		840,000	845,258
Nexstar Broadcasting 144A 5.625% 8/1/24 #		635,000	646,113

(continues)	59

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Radiate Holdco 144A 6.625% 2/15/25 #		80,000	$79,150
SBA Tower Trust
144A 2.24% 4/16/18 #		735,000	735,281
144A 2.898% 10/15/19 #		600,000	601,792
Scripps Networks Interactive 3.50% 6/15/22		300,000	305,944
SFR Group
144A 6.25% 5/15/24 #		790,000	797,900
144A 7.375% 5/1/26 #		1,000,000	1,033,750
Sinclair Television Group 144A 5.125% 2/15/27 #		615,000	596,550
Sirius XM Radio 144A 5.375% 4/15/25 #		1,147,000	1,176,822
Sprint
7.125% 6/15/24		110,000	117,700
7.875% 9/15/23		628,000	697,080
Sprint Capital 6.90% 5/1/19		900,000	963,000
Sprint Communications 7.00% 8/15/20		260,000	279,825
Telecom Italia 144A 5.303% 5/30/24 #		200,000	203,000
Telefonica Emisiones SAU
5.213% 3/8/47		2,500,000	2,548,990
6.221% 7/3/17		722,000	729,987
Time Warner Cable
6.75% 7/1/18		1,500,000	1,586,544
7.30% 7/1/38		2,685,000	3,336,279
T-Mobile USA
6.00% 3/1/23		40,000	42,812
6.00% 4/15/24		20,000	21,375
6.375% 3/1/25		50,000	54,000
6.50% 1/15/26		615,000	674,963
Tribune Media 5.875% 7/15/22		708,000	741,630
Unitymedia 144A 6.125% 1/15/25 #		340,000	359,550
UPCB Finance IV 144A
5.375% 1/15/25 #		488,000	493,490
Verizon Communications
2.137% 3/16/22 ●		4,250,000	4,291,675
2.871% 9/14/18 ●		650,000	663,902
144A 2.946% 3/15/22 #		1,631,000	1,625,719
3.125% 3/16/22		1,600,000	1,607,144
3.25% 2/17/26	EUR	323,000	397,576
3.50% 11/1/21		50,000	51,349
4.125% 3/16/27		1,500,000	1,528,841
5.15% 9/15/23		1,400,000	1,538,643
5.25% 3/16/37		225,000	233,121

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Vimpel Communications 144A 7.748% 2/2/21 #		420,000	$476,424
VimpelCom Holdings 144A 5.95% 2/13/23 #		645,000	688,537
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		790,000	797,900
VTR Finance 144A 6.875% 1/15/24 #		1,055,000	1,099,837
WideOpenWest Finance 10.25% 7/15/19		90,000	94,050
Wind Acquisition Finance 144A 7.375% 4/23/21 #		350,000	364,875
WPP Finance 2010 5.625% 11/15/43		340,000	363,552
Zayo Group
144A 5.75% 1/15/27 #		120,000	126,876
6.00% 4/1/23		695,000	737,569
6.375% 5/15/25		110,000	119,143

			69,068,990

Consumer Cyclical – 3.39%
Adient Global Holdings 144A 4.875% 8/15/26 #		370,000	363,987
Allison Transmission 144A 5.00% 10/1/24 #		275,000	278,437
American Tire Distributors 144A 10.25% 3/1/22 #		60,000	61,350
BMW US Capital
144A 1.50% 4/11/19 #		500,000	496,703
144A 3.30% 4/6/27 #		940,000	937,613
Boyd Gaming
6.375% 4/1/26		860,000	922,350
Cencosud
144A 5.15% 2/12/25 #		600,000	626,317
144A 6.625% 2/12/45 #		530,000	543,124
CVS Health 2.125% 6/1/21		450,000	441,788
CVS Pass Through Trust 144A
5.773% 1/10/33 # ◆		83,151	93,411
Daimler 2.75% 12/10/18	NOK	1,870,000	223,767
Daimler Finance North America
144A 1.374% 8/1/17 #●		540,000	540,531
144A 1.745% 8/3/17 #●		4,500,000	4,510,314
144A 2.00% 8/3/18 #		3,800,000	3,809,519
144A 2.00% 7/6/21 #		300,000	291,929
144A 2.20% 10/30/21 #		910,000	890,528
144A 3.45% 1/6/27 #		1,215,000	1,219,865
Delphi Automotive 3.15% 11/19/20		900,000	918,804

60

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Dollar General 3.875% 4/15/27	1,110,000	$1,113,013
DR Horton
3.75% 3/1/19	200,000	205,032
4.00% 2/15/20	400,000	416,403
Ford Motor Credit
1.897% 8/12/19	1,000,000	990,942
2.24% 6/15/18	4,000,000	4,014,644
3.096% 5/4/23	1,340,000	1,307,918
3.20% 1/15/21	4,600,000	4,652,969
4.389% 1/8/26	455,000	464,546
5.75% 2/1/21	700,000	771,630
General Motors 6.75% 4/1/46	525,000	616,847
General Motors Financial
3.00% 9/25/17	3,400,000	3,420,764
3.70% 5/9/23	575,000	580,092
4.375% 9/25/21	800,000	842,024
4.75% 8/15/17	900,000	909,870
5.25% 3/1/26	725,000	780,236
GLP Capital 5.375% 4/15/26	730,000	755,550
Goodyear Tire & Rubber
4.875% 3/15/27	370,000	370,925
5.00% 5/31/26	530,000	544,575
Hanesbrands 144A 4.875% 5/15/26 #	630,000	622,125
HD Supply 144A 5.75% 4/15/24 #	510,000	537,693
Hilton Worldwide Finance 144A 4.875% 4/1/27 #	365,000	369,563
Hyundai Capital America
144A 2.125% 10/2/17 #	615,000	616,001
144A 2.55% 2/6/19 #	715,000	718,970
144A 3.00% 3/18/21 #	580,000	582,447
IHO Verwaltungs 144A PIK
4.75% 9/15/26 #T	430,000	420,325
JC Penney 8.125% 10/1/19	325,000	352,625
JD.com 3.125% 4/29/21	935,000	932,971
KFC Holding
144A 5.00% 6/1/24 #	340,000	348,075
144A 5.25% 6/1/26 #	318,000	324,360
Landry’s 144A 6.75% 10/15/24 #	50,000	52,000
Lennar
4.75% 5/30/25	40,000	40,300
4.875% 12/15/23	380,000	390,450
Levi Strauss & Co. 5.00% 5/1/25	805,000	829,311

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Lowe’s
1.529% 9/10/19 ●		520,000	$523,591
3.70% 4/15/46		1,475,000	1,372,504
M/I Homes 6.75% 1/15/21		80,000	84,155
Marriott International
3.75% 3/15/25		1,020,000	1,038,244
4.50% 10/1/34		160,000	162,579
MGM Resorts International 4.625% 9/1/26		605,000	589,875
Mohegan Tribal Gaming Authority 144A 7.875% 10/15/24 #		110,000	111,925
PACCAR Financial 1.70% 12/6/18 ●		835,000	841,790
Penn National Gaming 144A 5.625% 1/15/27 #		930,000	925,350
Penske Automotive Group 5.50% 5/15/26		490,000	481,425
PulteGroup 5.00% 1/15/27		430,000	431,613
Scientific Games International
144A 7.00% 1/1/22 #		610,000	653,463
10.00% 12/1/22		130,000	139,100
Target 3.625% 4/15/46		1,140,000	1,031,245
Toyota Motor Credit 2.80% 7/13/22		420,000	423,210
Volkswagen Financial Services 2.375% 11/13/18	GBP	800,000	1,022,767
Walgreens Boots Alliance
2.60% 6/1/21		585,000	586,197
3.10% 6/1/23		1,670,000	1,669,781
3.45% 6/1/26		475,000	463,942
Wolverine World Wide 144A 5.00% 9/1/26 #		400,000	377,000
Wyndham Worldwide 4.15% 4/1/24		555,000	560,433
Wynn Las Vegas 144A 5.50% 3/1/25 #		2,900,000	2,954,375
ZF North America Capital 144A 4.00% 4/29/20 #		400,000	412,500

			63,922,597

Consumer Non-Cyclical – 3.62%
Abbott Laboratories
2.90% 11/30/21		475,000	477,535
4.90% 11/30/46		1,260,000	1,311,535
AbbVie
2.30% 5/14/21		1,000,000	988,309
2.85% 5/14/23		1,400,000	1,375,164
ACCO Brands 144A 5.25% 12/15/24 #		450,000	453,375

(continues)	61

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Actavis Funding SCS
2.35% 3/12/18		500,000	$502,277
3.00% 3/12/20		1,200,000	1,220,537
3.45% 3/15/22		1,000,000	1,020,096
Air Medical Group Holdings 144A 6.375% 5/15/23 #		110,000	106,975
Albertsons
144A 5.75% 3/15/25 #		805,000	782,863
144A 6.625% 6/15/24 #		70,000	71,750
Altria Group 3.875% 9/16/46		1,230,000	1,142,708
Amgen 4.00% 9/13/29	GBP	216,000	308,994
Anheuser-Busch InBev Finance
1.434% 2/1/19 ●		340,000	341,254
2.65% 2/1/21		900,000	907,490
3.65% 2/1/26		5,310,000	5,378,770
Anheuser-Busch InBev Worldwide 5.375% 1/15/20		1,000,000	1,087,080
Aramark Services 4.75% 6/1/26		895,000	902,831
BAT International Finance
144A 2.75% 6/15/20 #		700,000	706,479
Bayer US Finance 144A
1.43% 10/6/17 #●		295,000	294,782
Becle 144A 3.75% 5/13/25 #		1,815,000	1,775,677
Biogen 5.20% 9/15/45		870,000	943,873
Boston Scientific 3.375% 5/15/22		800,000	815,966
BRF 144A 4.35% 9/29/26 #		270,000	247,725
Celgene 3.25% 8/15/22		1,475,000	1,499,500
Change Healthcare Holdings 144A 5.75% 3/1/25 #		80,000	82,300
DaVita
5.00% 5/1/25		831,000	830,485
5.125% 7/15/24		30,000	30,356
Dean Foods 144A 6.50% 3/15/23 #		525,000	548,625
ESAL 144A 6.25% 2/5/23 #		390,000	391,950
Gilead Sciences 4.15% 3/1/47		580,000	540,282
HCA
3.75% 3/15/19		1,700,000	1,742,500
5.375% 2/1/25		715,000	745,387
7.58% 9/15/25		30,000	33,863
HealthSouth 5.125% 3/15/23		235,000	236,175

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
HealthSouth
5.75% 11/1/24	643,000	$651,037
5.75% 9/15/25	270,000	271,013
Heineken 144A
3.50% 1/29/28 #	385,000	387,857
Hill-Rom Holdings
144A 5.00% 2/15/25 #	245,000	245,306
144A 5.75% 9/1/23 #	325,000	338,406
IASIS Healthcare 8.375% 5/15/19	60,000	57,750
Imperial Brands Finance
144A 2.05% 2/11/18 #	270,000	270,350
144A 2.95% 7/21/20 #	700,000	709,387
144A 3.75% 7/21/22 #	470,000	483,218
inVentiv Group Holdings
144A 7.50% 10/1/24 #	40,000	41,350
JBS Investments 144A
7.75% 10/28/20 #	235,000	247,337
JBS USA
144A 5.75% 6/15/25 #	155,000	157,325
144A 5.875% 7/15/24 #	320,000	331,200
Kernel Holding 144A
8.75% 1/31/22 #	890,000	923,838
Kroger 4.45% 2/1/47	905,000	890,891
Kronos Acquisition Holdings
144A 9.00% 8/15/23 #	90,000	91,800
Lamb Weston Holdings
144A 4.625% 11/1/24 #	220,000	224,950
144A 4.875% 11/1/26 #	355,000	362,987
Live Nation Entertainment
144A 4.875% 11/1/24 #	711,000	712,777
Mallinckrodt International Finance
144A 5.50% 4/15/25 #	572,000	529,100
144A 5.625% 10/15/23 #	30,000	28,650
Marfrig Holdings Europe
144A 8.00% 6/8/23 #	935,000	979,225
Merck 1.412% 5/18/18 ●	680,000	682,564
Molson Coors Brewing
3.00% 7/15/26	1,410,000	1,343,354
4.20% 7/15/46	830,000	780,166
MPH Acquisition Holdings
144A 7.125% 6/1/24 #	110,000	118,539
Mylan 3.95% 6/15/26	2,370,000	2,323,998
New York and Presbyterian
Hospital 4.063% 8/1/56	690,000	648,683
Nielsen Co. Luxembourg
144A 5.00% 2/1/25 #	790,000	789,013
PepsiCo 1.372% 10/13/17 ●	950,000	951,679

62

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Pernod Ricard 144A 4.45% 1/15/22 #		1,940,000	$2,067,161
Pfizer
1.431% 6/15/18 ●		754,000	756,944
3.00% 12/15/26		1,105,000	1,095,356
Post Holdings
144A 5.00% 8/15/26 #		825,000	792,000
144A 5.75% 3/1/27 #		105,000	105,263
Prime Security Services Borrower 144A 9.25% 5/15/23 #		745,000	818,569
Quintiles IMS 144A 5.00% 10/15/26 #		610,000	613,813
Revlon Consumer Products 6.25% 8/1/24		365,000	365,000
Reynolds American 4.00% 6/12/22		2,200,000	2,311,481
Scotts Miracle-Gro 144A 5.25% 12/15/26 #		395,000	400,925
ServiceMaster 144A 5.125% 11/15/24 #		650,000	667,875
Shire Acquisitions Investments Ireland
2.40% 9/23/21		1,470,000	1,441,063
2.875% 9/23/23		1,385,000	1,345,570
Sigma Alimentos 144A 4.125% 5/2/26 #		490,000	480,200
Team Health Holdings 144A 6.375% 2/1/25 #		60,000	58,950
Tempur Sealy International 5.50% 6/15/26		450,000	444,825
Tenet Healthcare
8.00% 8/1/20		80,000	81,000
8.125% 4/1/22		80,000	83,800
Thermo Fisher Scientific 3.00% 4/15/23		1,980,000	1,967,362
Tyson Foods 2.65% 8/15/19		1,500,000	1,517,203
Universal Health Services 144A 5.00% 6/1/26 #		210,000	216,825
Valeant Pharmaceuticals International 4.50% 5/15/23	EUR	2,500,000	1,970,686
Zimmer Biomet Holdings
3.375% 11/30/21		745,000	754,389
4.625% 11/30/19		1,270,000	1,347,385

			68,122,863

Energy – 4.16%
Alta Mesa Holdings 144A 7.875% 12/15/24 #		80,000	83,600

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Anadarko Petroleum
5.55% 3/15/26	355,000	$394,623
6.60% 3/15/46	1,875,000	2,270,644
Antero Resources 5.625% 6/1/23	90,000	92,475
BG Energy Capital 144A 4.00% 10/15/21 #	600,000	635,424
BP Capital Markets
3.216% 11/28/23	1,650,000	1,659,661
3.224% 4/14/24	975,000	976,227
Cheniere Corpus Christi Holdings 144A 5.875% 3/31/25 #	295,000	308,644
Chevron 1.623% 3/3/22 ●	575,000	576,781
CNOOC Finance 2015 Australia 2.625% 5/5/20	460,000	458,762
CNOOC Nexen Finance 2014 1.625% 4/30/17	1,000,000	1,000,240
ConocoPhillips 1.939% 5/15/22 ●	1,075,000	1,095,010
Crestwood Midstream Partners 144A 5.75% 4/1/25 #	50,000	51,187
Diamondback Energy 144A 4.75% 11/1/24 #	775,000	783,447
Ecopetrol
5.875% 9/18/23	410,000	445,363
7.375% 9/18/43	270,000	289,845
Empresa Nacional del Petroleo 144A 4.75% 12/6/21 #	899,000	951,698
Enbridge
4.25% 12/1/26	490,000	501,118
6.00% 1/15/77 ●	245,000	248,369
Energy Transfer Equity
5.50% 6/1/27	50,000	52,500
7.50% 10/15/20	475,000	532,000
Energy Transfer Partners
6.125% 12/15/45	1,640,000	1,753,544
9.70% 3/15/19	694,000	789,459
Enterprise Products Operating 7.034% 1/15/68 ●	200,000	208,180
Exxon Mobil 1.47% 3/6/22 ●	1,125,000	1,132,447
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	1,065,000	1,062,848
Genesis Energy
5.625% 6/15/24	315,000	309,487
5.75% 2/15/21	30,000	30,525
6.00% 5/15/23	30,000	30,300

(continues)	63

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Genesis Energy 6.75% 8/1/22	375,000	$388,500
Gulfport Energy
144A 6.00% 10/15/24 #	520,000	507,000
6.625% 5/1/23	245,000	248,981
Hilcorp Energy I
144A 5.00% 12/1/24 #	700,000	659,750
144A 5.75% 10/1/25 #	40,000	38,800
Holly Energy Partners 144A 6.00% 8/1/24 #	40,000	42,100
Kinder Morgan
2.00% 12/1/17	600,000	600,542
7.00% 6/15/17	800,000	808,616
Kinder Morgan Energy Partners
5.00% 10/1/21	620,000	665,199
5.80% 3/1/21	975,000	1,072,001
5.95% 2/15/18	1,000,000	1,034,335
6.85% 2/15/20	2,000,000	2,226,988
9.00% 2/1/19	2,200,000	2,461,831
Laredo Petroleum 6.25% 3/15/23	285,000	290,700
MPLX
4.875% 12/1/24	1,615,000	1,701,375
4.875% 6/1/25	550,000	577,007
Murphy Oil 6.875% 8/15/24	860,000	913,750
Murphy Oil USA 6.00% 8/15/23	895,000	941,987
Nabors Industries 144A 5.50% 1/15/23 #	262,000	268,714
Newfield Exploration
5.375% 1/1/26	50,000	52,470
5.75% 1/30/22	475,000	506,469
Noble Energy 5.05% 11/15/44	705,000	721,650
NuStar Logistics 6.75% 2/1/21	70,000	74,550
Oasis Petroleum 6.875% 3/15/22	40,000	41,100
Pertamina Persero
144A 4.875% 5/3/22 #	525,000	557,520
144A 5.25% 5/23/21 #	440,000	472,955
144A 5.625% 5/20/43 #	255,000	262,413
Petrobras Global Finance
5.375% 1/27/21	515,000	531,651
6.125% 1/17/22	500,000	525,500
6.75% 1/27/41	985,000	926,885
6.85% 6/5/15	1,700,000	1,523,625
7.25% 3/17/44	600,000	595,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Petrobras Global Finance
7.375% 1/17/27	670,000	$709,999
8.375% 5/23/21	1,200,000	1,360,500
Petroleos Mexicanos
3.125% 1/23/19	200,000	201,300
144A 4.77% 3/11/22 #●	160,000	172,200
144A 6.50% 3/13/27 #	390,000	420,030
6.75% 9/21/47	375,000	381,604
9.25% 3/30/18	1,000,000	1,064,591
Plains All American Pipeline
6.50% 5/1/18	800,000	837,526
8.75% 5/1/19	1,160,000	1,308,859
QEP Resources 5.25% 5/1/23	565,000	556,745
Raizen Fuels Finance 144A 5.30% 1/20/27 #	885,000	899,381
Regency Energy Partners
5.00% 10/1/22	2,490,000	2,650,545
5.75% 9/1/20	400,000	432,331
Rio Oil Finance Trust 9.25% 7/6/24	227,290	231,268
Rockies Express Pipeline 144A 6.85% 7/15/18 #	500,000	525,000
Sabine Pass Liquefaction
144A 5.00% 3/15/27 #	270,000	282,528
5.625% 4/15/23	1,720,000	1,868,109
5.75% 5/15/24	6,050,000	6,603,799
6.25% 3/15/22	400,000	443,909
Shell International Finance
1.484% 5/11/20 ●	595,000	599,045
4.00% 5/10/46	580,000	558,978
4.375% 5/11/45	2,050,000	2,085,365
Sinopec Group Overseas Development 2012 2.75% 5/17/17	500,000	500,735
Sinopec Group Overseas Development 2014 144A 1.75% 4/10/17 #	500,000	500,021
Southwestern Energy
4.10% 3/15/22	220,000	206,250
6.70% 1/23/25	95,000	94,525
7.50% 2/1/18	1,000,000	1,046,250
Statoil 1.498% 11/8/18 ●	835,000	839,835
Summit Midstream Holdings 5.75% 4/15/25	50,000	50,000
Targa Resources Partners 144A 5.375% 2/1/27 #	680,000	707,200

64

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Tengizchevroil Finance Co. International 144A 4.00% 8/15/26 #	1,000,000	$960,710
Tesoro Logistics 5.25% 1/15/25	390,000	408,525
Transcanada Trust
5.30% 3/15/77 ●	430,000	425,700
5.875% 8/15/76 ●	560,000	592,200
Transocean 144A 9.00% 7/15/23 #	70,000	75,075
Transocean Proteus 144A 6.25% 12/1/24 #	325,000	337,187
WildHorse Resource Development 144A 6.875% 2/1/25 #	80,000	76,600
Williams Partners 4.875% 5/15/23	1,800,000	1,854,459
Woodside Finance
144A 3.65% 3/5/25 #	485,000	478,348
144A 3.70% 9/15/26 #	680,000	665,524
144A 4.60% 5/10/21 #	400,000	419,788
144A 8.75% 3/1/19 #	1,125,000	1,258,945
YPF
144A 8.50% 3/23/21 #	225,000	247,165
144A 23.854% 7/7/20 #●	1,205,000	1,348,997

		78,252,523

Finance Companies – 1.76%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #●	1,785,000	1,872,019
AerCap Ireland Capital
3.95% 2/1/22	1,685,000	1,732,148
4.625% 10/30/20	1,150,000	1,216,235
Air Lease
3.00% 9/15/23	985,000	963,809
3.375% 6/1/21	1,600,000	1,632,450
3.625% 4/1/27	715,000	696,305
American Express 7.00% 3/19/18	6,600,000	6,931,881
American Express Credit
1.782% 5/26/20 ●	1,000,000	1,009,210
2.20% 3/3/20	900,000	902,915
Aviation Capital Group
144A 2.875% 9/17/18 #	445,000	449,587
144A 2.875% 1/20/22 #	1,865,000	1,853,959
144A 4.875% 10/1/25 #	1,090,000	1,174,399
BOC Aviation 2.375% 9/15/21	600,000	581,757

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Finance Companies (continued)
Citicorp Lease Pass Through Trust Series 1999-1 144A 8.04% 12/15/19 #◆	148,870	$170,277
Equate Petrochemical 144A 3.00% 3/3/22 #	625,000	611,937
GE Capital International Funding Unlimited 2.342% 11/15/20	251,000	252,099
International Lease Finance
6.25% 5/15/19	200,000	215,588
144A 7.125% 9/1/18 #	100,000	106,905
8.625% 1/15/22	995,000	1,221,104
LeasePlan 144A 2.875% 1/22/19 #	1,600,000	1,607,406
Navient 5.50% 1/15/19	700,000	726,950
Park Aerospace Holdings 144A 5.50% 2/15/24 #	785,000	818,363
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #	580,000	583,290
SMBC Aviation Capital Finance 144A 2.65% 7/15/21 #	895,000	872,067
Springleaf Finance
6.90% 12/15/17	300,000	308,910
8.25% 12/15/20	2,500,000	2,737,500
SUAM Finance 144A 4.875% 4/17/24 #	655,000	681,659
Temasek Financial I 144A 2.375% 1/23/23 #	560,000	552,192
Waha Aerospace 3.925% 7/28/20	735,000	755,903

		33,238,824

Insurance – 0.65%
Allstate 3.28% 12/15/26	305,000	306,813
Berkshire Hathaway 2.75% 3/15/23	600,000	600,557
Berkshire Hathaway Finance 2.90% 10/15/20	885,000	914,541
HUB International
144A 7.875% 10/1/21 #	120,000	125,400
144A 9.25% 2/15/21 #	20,000	20,638
Liberty Mutual Group 144A 4.95% 5/1/22 #	320,000	348,031
Manulife Financial 4.061% 2/24/32 ●	1,075,000	1,079,017
MetLife 144A 9.25% 4/8/38 #	1,100,000	1,522,125
MetLife Capital Trust IV 144A 7.875% 12/15/37 #	300,000	370,500

(continues)	65

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Metropolitan Life Global Funding I 144A 3.45% 12/18/26 #	765,000	$771,402
Principal Life Global Funding II 144A 3.00% 4/18/26 #	745,000	726,139
Prudential Financial 5.375% 5/15/45 ●	765,000	802,485
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,130,000	1,149,189
144A 4.125% 11/1/24 #	1,460,000	1,490,040
USI 144A 7.75% 1/15/21 #	172,000	175,117
XLIT
4.45% 3/31/25	590,000	596,203
5.50% 3/31/45	900,000	902,364
6.50% 12/29/49 ●	510,000	429,675

		12,330,236

Natural Gas – 0.23%
AmeriGas Partners 5.875% 8/20/26	825,000	825,000
Dominion Gas Holdings 4.60% 12/15/44	405,000	407,562
Florida Gas Transmission 144A 7.90% 5/15/19 #	320,000	355,147
Perusahaan Gas Negara Persero 144A 5.125% 5/16/24 #	615,000	653,853
Southern Co. Gas Capital 3.25% 6/15/26	670,000	653,180
Southern Gas Corridor 144A 6.875% 3/24/26 #	600,000	659,310
Texas Eastern Transmission 144A 6.00% 9/15/17 #	800,000	814,674

		4,368,726

Real Estate – 1.86%
American Tower
2.25% 1/15/22	225,000	217,353
4.00% 6/1/25	1,440,000	1,459,303
4.40% 2/15/26	525,000	544,018
5.05% 9/1/20	500,000	538,391
American Tower Trust I 144A 3.07% 3/15/23 #	1,285,000	1,282,239
CC Holdings GS V 3.849% 4/15/23	450,000	461,448
Corporate Office Properties 3.60% 5/15/23	690,000	671,493
5.25% 2/15/24	670,000	705,799
Crown Castle International 5.25% 1/15/23	1,190,000	1,300,037

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate (continued)
CubeSmart 3.125% 9/1/26	930,000	$875,206
CyrusOne 144A 5.00% 3/15/24 #	150,000	154,500
DDR
2.60% 4/1/17	1,640,000	1,640,000
7.875% 9/1/20	415,000	480,323
Digital Realty Trust 3.40% 10/1/20	2,100,000	2,155,207
Education Realty Operating Partnership 4.60% 12/1/24	950,000	958,662
Equinix 5.375% 5/15/27	350,000	362,250
ESH Hospitality 144A 5.25% 5/1/25 #	845,000	853,974
GEO Group
5.125% 4/1/23	140,000	139,650
5.875% 10/15/24	40,000	41,100
6.00% 4/15/26	85,000	86,506
Goodman Funding
144A 6.00% 3/22/22 #	300,000	338,657
144A 6.375% 11/12/20 #	5,300,000	5,934,447
HCP 5.375% 2/1/21	2,300,000	2,507,046
Hospitality Properties Trust 4.50% 3/15/25	870,000	874,580
Host Hotels & Resorts
3.75% 10/15/23	1,270,000	1,281,472
3.875% 4/1/24	250,000	252,219
4.50% 2/1/26	45,000	46,632
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	600,000	601,500
Kite Realty Group 4.00% 10/1/26	330,000	316,819
LifeStorage 3.50% 7/1/26	695,000	666,215
MGM Growth Properties Operating Partnership 4.50% 9/1/26	265,000	258,375
Physicians Realty 4.30% 3/15/27	395,000	395,404
PLA Administradora Industrial 144A 5.25% 11/10/22 #	200,000	202,980
Prologis 4.00% 1/15/18	300,000	303,604
Regency Centers 3.60% 2/1/27	460,000	457,287
SBA Communications 144A 4.875% 9/1/24 #	525,000	519,645
Trust F/1401 144A 5.25% 1/30/26 #	745,000	752,450
Uniti Group
144A 7.125% 12/15/24 #	120,000	122,100
8.25% 10/15/23	235,000	249,100

66

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate (continued)
Ventas Realty 1.25% 4/17/17	1,000,000	$1,000,002
WEA Finance 144A 3.25% 10/5/20 #	1,800,000	1,835,874
Welltower 2.25% 3/15/18	400,000	401,825
WP Carey 4.60% 4/1/24	695,000	720,267

		34,965,959

Technology – 1.38%
Apple
1.334% 5/6/19 ●	840,000	844,446
1.538% 2/9/22 ●	180,000	181,579
3.45% 2/9/45	690,000	619,697
4.65% 2/23/46	330,000	354,715
Applied Materials 4.35% 4/1/47	900,000	912,595
Broadcom
144A 3.00% 1/15/22 #	2,380,000	2,375,459
144A 3.625% 1/15/24 #	1,550,000	1,563,367
CDK Global 5.00% 10/15/24	910,000	922,667
CDW Finance 5.00% 9/1/25	90,000	91,913
Cisco Systems
1.555% 3/1/19 ●	650,000	655,129
1.85% 9/20/21	950,000	932,158
CommScope Technologies
144A 5.00% 3/15/27 #	345,000	345,328
144A 6.00% 6/15/25 #	40,000	42,100
Diamond 1 Finance
144A 3.48% 6/1/19 #	600,000	615,416
144A 4.42% 6/15/21 #	300,000	313,988
144A 6.02% 6/15/26 #	600,000	656,479
144A 8.10% 7/15/36 #	15,000	18,896
DXC Technology
144A 4.25% 4/15/24 #	345,000	351,296
144A 4.75% 4/15/27 #	645,000	658,946
EMC 2.65% 6/1/20	900,000	877,429
Entegris 144A 6.00% 4/1/22 #	60,000	62,850
Fidelity National Information Services 5.00% 10/15/25	655,000	713,541
First Data
144A 5.75% 1/15/24 #	510,000	527,977
144A 7.00% 12/1/23 #	513,000	551,475
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	20,000	21,800
Hewlett Packard Enterprise
2.45% 10/5/17	300,000	300,916
2.85% 10/5/18	150,000	151,834

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
Infor US 6.50% 5/15/22	70,000	$72,282
Intel 2.45% 7/29/20	200,000	203,287
International Business Machines 1.625% 5/15/20	440,000	436,769
Microsoft
2.40% 2/6/22	35,000	35,230
2.875% 2/6/24	30,000	30,212
4.25% 2/6/47	4,060,000	4,170,944
NXP
144A 4.125% 6/1/21 #	200,000	208,000
144A 4.625% 6/1/23 #	575,000	610,219
Oracle 1.519% 10/8/19 ●	940,000	949,308
Samsung Electronics America 144A 1.75% 4/10/17 #	745,000	745,030
Solera 144A 10.50% 3/1/24 #	50,000	57,359
Symantec
4.20% 9/15/20	2,000,000	2,063,546
144A 5.00% 4/15/25 #	530,000	542,964
Western Digital 144A 7.375% 4/1/23 #	240,000	263,700

		26,052,846

Transportation – 1.23%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #◆	541,381	544,765
American Airlines 2011-1 Class A Pass Through Trust 5.25% 1/31/21 ◆	330,311	351,781
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ◆	416,135	418,216
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ◆	348,460	341,926
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ◆	233,402	234,978
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28 ◆	472,734	472,143
American Airlines 2016-3 Class AA Pass Through Trust 3.00% 10/15/28 ◆	1,300,000	1,246,375
AP Moller - Maersk 144A 2.875% 9/28/20 #	200,000	202,437
Autoridad del Canal de Panama 144A 4.95% 7/29/35 #	780,000	856,050

(continues)	67

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
Avis Budget Car Rental 144A 6.375% 4/1/24 #	560,000	$563,500
Burlington Northern Santa Fe 4.70% 9/1/45	1,915,000	2,084,897
Continental Airlines 2009-2 Class A Pass Through Trust 7.25% 11/10/19 ◆	604,459	671,705
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821% 8/10/22 ◆	251,406	290,688
Doric Nimrod Air Finance Alpha 2012-1 Class A Pass Through Trust 144A 5.125% 11/30/22 #◆	1,376,713	1,425,739
ERAC USA Finance 144A 3.30% 12/1/26 #	1,420,000	1,362,855
Herc Rentals
144A 7.50% 6/1/22 #	319,000	340,533
144A 7.75% 6/1/24 #	171,000	182,970
Latam Airlines 2015-1 Pass Through Trust Class A 4.20% 11/15/27 ◆	469,922	468,160
NES Rentals Holdings 144A 7.875% 5/1/18 #	345,000	348,039
Penske Truck Leasing
144A 3.30% 4/1/21 #	855,000	867,366
144A 3.40% 11/15/26 #	140,000	134,839
144A 3.75% 5/11/17 #	200,000	200,460
144A 4.20% 4/1/27 #	1,800,000	1,836,158
Transurban Finance 144A 3.375% 3/22/27 #	410,000	397,251
Union Pacific 3.00% 4/15/27	1,010,000	998,935
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ◆	320,325	332,337
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ◆	593,961	603,661
United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28 ◆	555,000	546,675
United Parcel Service 5.125% 4/1/19	2,210,000	2,362,072
United Rentals North America 5.50% 5/15/27	1,080,000	1,093,500
US Airways 2012-2 Class A Pass Through Trust 4.625% 6/3/25 ◆	535,201	562,630
XPO Logistics 144A 6.125% 9/1/23 #	705,000	735,844

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
XPO Logistics 144A 6.50% 6/15/22 #	30,000	$31,613
		23,111,098
Utilities – 3.73%
AES 5.50% 4/15/25	760,000	773,300
AES Andres 144A 7.95% 5/11/26 #	500,000	537,685
AES Gener
144A 5.25% 8/15/21 #	40,000	42,329
144A 8.375% 12/18/73 #●	796,000	840,775
Ameren 3.65% 2/15/26	410,000	415,003
Ameren Illinois 9.75% 11/15/18	2,110,000	2,370,980
American Transmission Systems 144A 5.25% 1/15/22 #	2,445,000	2,693,933
Berkshire Hathaway Energy 3.75% 11/15/23	1,235,000	1,292,346
Calpine
144A 5.25% 6/1/26 #	495,000	504,900
5.50% 2/1/24	344,000	343,893
5.75% 1/15/25	100,000	99,738
Cleveland Electric Illuminating 5.50% 8/15/24	515,000	588,500
CMS Energy
3.45% 8/15/27	50,000	49,859
6.25% 2/1/20	1,080,000	1,191,754
ComEd Financing III 6.35% 3/15/33	680,000	727,072
Consumers Energy 3.25% 8/15/46	675,000	602,910
Dominion Resources
2.00% 8/15/21	280,000	271,913
3.90% 10/1/25	1,645,000	1,677,719
DTE Energy
2.85% 10/1/26	950,000	890,613
3.30% 6/15/22	855,000	869,019
3.80% 3/15/27	300,000	304,809
Duke Energy
1.625% 8/15/17	1,000,000	1,000,874
1.80% 9/1/21	480,000	464,088
2.65% 9/1/26	205,000	190,618
Dynegy
6.75% 11/1/19	290,000	299,425
144A 8.00% 1/15/25 #	70,000	67,375
E.ON International Finance 144A 5.80% 4/30/18 #	200,000	208,366
Emera 6.75% 6/15/76 ●	1,515,000	1,660,819

68

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Emera US Finance
3.55% 6/15/26	995,000	$979,911
4.75% 6/15/46	995,000	1,007,659
Enel 144A 8.75% 9/24/73 #●	1,605,000	1,849,763
Enel Americas 4.00% 10/25/26	295,000	292,566
Enel Finance International
144A 6.00% 10/7/39 #	550,000	628,731
144A 6.25% 9/15/17 #	900,000	918,135
Entergy
2.95% 9/1/26	195,000	185,403
4.00% 7/15/22	1,070,000	1,121,942
Entergy Arkansas 3.75% 2/15/21	200,000	209,380
Entergy Louisiana
4.05% 9/1/23	1,555,000	1,641,817
4.95% 1/15/45	235,000	241,213
Exelon
2.45% 4/15/21	200,000	197,775
3.497% 6/1/22	870,000	878,944
3.95% 6/15/25	1,070,000	1,101,547
Exelon Generation 3.40% 3/15/22	1,750,000	1,766,023
FirstEnergy 2.75% 3/15/18	1,000,000	1,003,873
Fortis
144A 2.10% 10/4/21 #	325,000	315,206
144A 3.055% 10/4/26 #	1,970,000	1,852,058
Great Plains Energy
3.15% 4/1/22	965,000	975,686
3.90% 4/1/27	535,000	540,485
4.85% 6/1/21	545,000	581,996
IPALCO Enterprises 5.00% 5/1/18	165,000	170,363
ITC Holdings 3.25% 6/30/26	885,000	861,331
Jersey Central Power & Light 7.35% 2/1/19	1,000,000	1,089,238
Kansas City Power & Light 3.65% 8/15/25	1,350,000	1,357,547
LG&E & KU Energy
3.75% 11/15/20	165,000	171,320
4.375% 10/1/21	1,555,000	1,643,170
Majapahit Holding 7.75% 1/20/20	400,000	452,280
Massachusetts Electric 144A 4.004% 8/15/46 #	805,000	785,191
Metropolitan Edison 144A 4.00% 4/15/25 #	600,000	605,999

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
National Rural Utilities Cooperative Finance
2.70% 2/15/23	1,215,000	$1,204,536
4.75% 4/30/43 ●	1,195,000	1,224,875
5.25% 4/20/46 ●	865,000	902,588
New York State Electric & Gas 144A 3.25% 12/1/26 #	1,015,000	1,010,837
Newfoundland & Labrador Hydro 3.60% 12/1/45	CAD 100,000	73,472
NextEra Energy Capital Holdings
2.40% 9/15/19	1,455,000	1,467,213
2.70% 9/15/19	450,000	456,503
NV Energy 6.25% 11/15/20	935,000	1,050,850
Pampa Energia 144A 7.50% 1/24/27 #	1,155,000	1,171,055
Pedernales Electric Cooperative (MBIA) 144A 6.202% 11/15/32 #	620,000	702,949
Pennsylvania Electric 5.20% 4/1/20	1,380,000	1,468,027
Perusahaan Listrik Negara 144A 5.50% 11/22/21 #	900,000	979,920
Public Service Co. of New Hampshire 3.50% 11/1/23	635,000	654,343
Public Service Co. of Oklahoma 5.15% 12/1/19	645,000	691,523
Puget Energy 6.50% 12/15/20	3,800,000	4,258,759
SCANA 4.125% 2/1/22	810,000	821,683
Southern
2.75% 6/15/20	1,260,000	1,271,497
2.95% 7/1/23	500,000	487,318
3.25% 7/1/26	1,170,000	1,118,247
4.40% 7/1/46	970,000	930,574
Southwestern Electric Power 6.45% 1/15/19	690,000	742,277
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	525,000	538,624
Wisconsin Electric Power 4.30% 12/15/45	555,000	568,958

		70,203,795

Total Corporate Bonds (cost $857,546,184)		865,119,809

(continues)	69

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds – 1.02%

American Municipal Power, Ohio (Combined Hydroelectric Projects) Series B 8.084% 2/15/50	1,500,000	$2,305,455
Bay Area, California Toll Authority (Taxable Build America Bonds) Series S3 6.907% 10/1/50	905,000	1,298,539
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	715,000	1,050,078
Chicago, Illinois Transit Authority
(Pension Funding) Series A 6.899% 12/1/40	1,800,000	2,249,622
(Retiree Health Care Funding) Series B 6.899% 12/1/40	1,800,000	2,249,622
Commonwealth of Massachusetts Series C 5.00% 10/1/25	455,000	553,867
Michigan Finance Authority (Exchanged Detroit Bonds) Series G-10A 5.00% 4/1/28-18 (AGC) §	1,125,000	1,171,103
Municipal Electric Authority of Georgia (Build America Bond Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,800,000	2,030,238
New Jersey Transportation Trust Fund Authority (Build America Bond) Series C 5.754% 12/15/28	1,590,000	1,646,238
New Jersey Turnpike Authority (Build America Bonds)
Series A 7.102% 1/1/41	495,000	692,708
Series F 7.414% 1/1/40	240,000	346,229
New York City, New York
Series C 5.00% 8/1/26	175,000	210,299
Series C 5.00% 8/1/27	200,000	238,516
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bond) 5.508% 8/1/37	700,000	850,346

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

New York State Urban Development (Build America Bond) 5.77% 3/15/39	800,000	$965,072
Oregon State Taxable Pension 5.892% 6/1/27	65,000	78,240
South Carolina Public Service Authority Series D 4.77% 12/1/45	290,000	261,122
Texas Water Development Board
Series A 5.00% 10/15/45	255,000	289,667
(2016 State Water Implementation) Series B 5.00% 10/15/46	665,000	761,545

Total Municipal Bonds (cost $19,859,881)		19,248,506

Non-Agency Asset-Backed Securities – 3.80%

ABFC Trust Series 2006-HE1 A2D 1.202% 1/25/37 ●	420,273	280,368
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	156,803	159,624
American Express Credit Account Master Trust
Series 2013-1 A 1.332% 2/16/21 ●	500,000	501,574
Series 2013-2 A 1.332% 5/17/21 ●	530,000	532,303
American Express Credit Account Secured Note Trust Series 2012-4 A 1.152% 5/15/20 ●	205,000	205,193
Argent Securities Asset-Backed Pass Through Certificates Series 2003-W9 M1 2.017% 1/25/34 ◆●	284,993	267,544
Argent Securities Trust
Series 2006-M1 A2C 1.132% 7/25/36 ●	1,369,872	607,076
Series 2006-W4 A2C 1.142% 5/25/36 ●	709,556	248,125
Avis Budget Rental Car Funding AESOP Series 2013-1A A 144A 1.92% 9/20/19 #	700,000	699,908

70

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Avis Budget Rental Car Funding AESOP Series 2014-1A A 144A 2.46% 7/20/20 #	665,000	$668,138
Bank of America Credit Card Trust
Series 2014-A2 A 1.182% 9/16/19 ●	1,000,000	1,000,000
Series 2014-A3 A 1.202% 1/15/20 ●	1,120,000	1,121,029
Series 2015-A1 A 1.242% 6/15/20 ●	205,000	205,405
Bear Stearns Asset-Backed Securities I Trust
Series 2005-FR1 M2 1.987% 6/25/35 ●	2,000,000	1,853,061
Series 2007-HE2 1A2 1.152% 3/25/37 ●	384,504	434,509
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1 22A1 2.369% 10/25/36 ●	215,393	155,228
California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #	2,268	2,268
Capital One Multi-Asset Execution Trust Series 2007-A5 A5 0.952% 7/15/20 ●	100,000	99,981
Centex Home Equity Loan Trust Series 2002-A AF6 5.54% 1/25/32	1,381	1,379
Chase Issuance Trust
Series 2013-A6 A6 1.332% 7/15/20 ●	500,000	501,623
Series 2014-A5 A5 1.282% 4/15/21 ●	500,000	502,198
Series 2016-A3 A3 1.462% 6/15/23 ●	500,000	505,143
Chesapeake Funding Series 2014-1A A 144A 1.254% 3/7/26 #●	394,180	393,763
Citibank Credit Card Issuance Trust
Series 2013-A2 A2 1.264% 5/26/20 ●	200,000	200,400
Series 2013-A7 A7 1.288% 9/10/20 ●	500,000	502,043

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Citicorp Residential Mortgage Trust Series 2006-3 A5 5.718% 11/25/36 f	900,000	$915,050
CNH Equipment Trust Series 2016-B A2B 1.312% 10/15/19 ●	141,206	141,505
Countrywide Asset-Backed Certificates
Series 2004-3 2A 1.382% 8/25/34 ●	57,403	53,692
Series 2005-AB2 2A3 1.752% 11/25/35 ●	171,763	170,867
Series 2006-1 AF6 4.815% 7/25/36 ●	529,911	534,081
Series 2006-26 2A4 1.202% 6/25/37 ●	2,000,000	1,666,304
Series 2007-6 2A4 1.292% 9/25/37 ●	1,000,000	499,243
CSMC Series 2017-1A-A 4.50% 3/1/21	300,000	300,167
CWABS Asset-Backed Certificates Trust
Series 2005-7 MV3 1.562% 11/25/35 ●	400,000	394,782
Series 2006-11 1AF6 4.623% 9/25/46 ●	330,915	637,239
Series 2006-17 2A2 1.132% 3/25/47 ●	2,323,611	2,169,055
Discover Card Execution Note Trust
Series 2013-A6 A6 1.362% 4/15/21 ●	560,000	562,766
Series 2014-A1 A1 1.342% 7/15/21 ●	690,000	693,671
Series 2017-A1 A1 1.402% 7/15/24 ●	1,000,000	1,006,388
Ford Credit Auto Owner Trust Series 2016-2 A 144A 2.03% 12/15/27 #	1,950,000	1,923,176
Ford Credit Floorplan Master Owner Trust A Series 2014-4 A2 1.262% 8/15/19 ●	1,240,000	1,240,921
Golden Credit Card Trust Series 2014-2A A 144A 1.362% 3/15/21 #●	420,000	421,039
GSAMP Trust Series 2006-FM3 A2D 1.212% 11/25/36 ●	1,164,175	696,104

(continues)	71

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

GSAMP Trust Series 2007-SEA1 A 144A 1.282% 12/25/36 #●	1,083,602	$1,005,346
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	1,026,000	939,276
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A 2A3 1.222% 4/25/37 ●	1,746,177	1,109,379
HSI Asset Securitization Trust Series 2006-HE1 2A1 1.032% 10/25/36 ●	33,922	18,927
JPMorgan Mortgage Acquisition Trust Series 2006-CW2 AV5 1.222% 8/25/36 ●	500,000	441,583
Long Beach Mortgage Loan Trust
Series 2006-1 2A4 1.282% 2/25/36 ●	4,054,874	2,777,830
Series 2006-7 1A 1.137% 8/25/36 ●	4,200,418	2,514,612
Mercedes-Benz Master Owner Trust
Series 2016-AA A 144A 1.492% 5/15/20 #●	915,000	918,611
Series 2016-BA A 144A 1.612% 5/17/21 #●	1,021,000	1,027,612
Merrill Lynch Mortgage Investors Trust Series 2006-FF1 M2 1.272% 8/25/36 ●	2,000,000	1,972,417
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 1.132% 11/25/36 ●	5,947,342	3,653,317
Series 2007-HE5 A2D 1.322% 3/25/37 ●	3,904,372	2,093,757
Navistar Financial Dealer Note Master Owner Trust II Series 2016-1 A 144A 2.332% 9/27/21 #●	525,000	526,258
New Century Home Equity Loan Trust Series 2005-1 M2 1.702% 3/25/35 ●	233,599	197,239
Option One Mortgage Loan Trust Series 2005-1 M1 1.762% 2/25/35 ●	2,155,252	1,768,020

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Option One Mortgage Loan Trust Series 2007-4 2A4 1.292% 4/25/37 ●	7,345,309	$4,643,589
Penarth Master Issuer Series 2015-2A A1 144A 1.378% 5/18/19 #●	4,400,000	4,401,892
PFS Financing Series 2015-AA A 144A 1.532% 4/15/20 #●	250,000	249,922
RAAC Trust Series 2005-SP2 2A 1.282% 6/25/44 ●	603,357	500,820
RAMP Trust
Series 2006-RZ5 A2 1.162% 8/25/46 ●	214,948	211,603
Series 2007-RZ1 A2 1.142% 2/25/37 ●	651,035	638,094
Rise Series 2014-1 A 4.75% 2/15/39 ●	2,159,659	2,148,860
Sofi Professional Loan Program Series 2016-F A2 144A 3.02% 2/25/40 #	671,150	672,462
Soundview Home Loan Trust Series 2006-WF2 A1 1.112% 12/25/36 ●	555,529	546,924
SpringCastle America Funding Series 2016-AA A 144A 3.05% 4/25/29 #	3,911,214	3,935,201
Structured Asset Investment Loan Trust Series 2003-BC2 M1 2.362% 4/25/33 ●	15,778	13,496
Structured Asset Securities Corp Mortgage Loan Trust Series 2006-BC1 A6 1.252% 3/25/36 ●	1,800,000	1,387,000
Towd Point Mortgage Trust Series 2017-1 A1 144A 2.75% 10/25/56 #●	428,652	428,200
Verizon Owner Trust Series 2016-2A A 144A 1.68% 5/20/21 #	680,000	677,651
VOLT XL Series 2015-NP14 A1 144A 4.375% 11/27/45 #f	170,552	172,220
VOLT XLI Series 2016-NPL1 A1 144A 4.25% 2/26/46 #f	1,570,589	1,578,078

72

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

VOLT XLII Series 2016-NPL2 A1 144A 4.25% 3/26/46 #f	1,653,256	$1,665,687
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-2 A 1.428% 10/20/19 ●	1,000,000	1,000,673

Total Non-Agency Asset-Backed Securities (cost $69,566,744)		71,510,489

Non-Agency Collateralized Mortgage Obligations – 1.63%

Alternative Loan Trust Series 2004-J1 1A1 6.00% 2/25/34	1,897	1,934
Alternative Loan Trust Resecuritization Series 2008-2R 3A1 6.00% 8/25/37	1,523,130	1,231,402
ARM Trust
Series 2004-5 3A1 3.617% 4/25/35 ●	750,014	749,397
Series 2005-10 3A31 3.104% 1/25/36 ●	340,319	296,330
Series 2006-2 1A4 3.296% 5/25/36 ●	1,197,860	1,089,112
Banc of America Funding Trust
Series 2005-E 7A1 2.046% 6/20/35 ●	241,899	186,246
Series 2006-I 1A1 3.077% 12/20/36 ●	434,303	436,574
Banc of America Mortgage Trust Series 2003-D 2A1 3.406% 5/25/33 ●	380,785	383,034
Bank of America Alternative Loan Trust Series 2005-6 7A1 5.50% 7/25/20	46,039	44,048
Bear Stearns ARM Trust
Series 2003-5 2A1 3.074% 8/25/33 ●	59,754	59,544
Series 2005-2 A2 3.636% 3/25/35 ●	127,286	128,269
Chase Mortgage Finance Trust Series 2005-A1 3A1 3.157% 12/25/35 ●	153,820	147,154
CHL Mortgage Pass Through Trust Series 2007-4 1A1 6.00% 5/25/37 ◆	1,401,555	1,164,082

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A 5.75% 12/26/35 #	1,742,277	$1,528,015
Series 2007-1 5A14 6.00% 2/25/37	316,025	267,831
Series 2007-3 4A6 1.232% 4/25/37 ●	294,558	239,599
Series 2007-3 4A12 5.768% 4/25/37 S●	294,558	35,463
Series 2007-3 4A15 5.50% 4/25/37	130,793	128,151
Deutsche Mortgage Securities Re-REMIC Trust Certificates Series 2005-WF1 1A3 144A 3.054% 6/26/35 #●	116,827	116,312
Eurosail-UK Series 2007-4X A2A 0.644% 6/13/45 ●	GBP 26,213	32,884
First Horizon Mortgage Pass Through Trust Series 2005-AR2 2A1 3.075% 6/25/35 ◆●	126,118	120,171
GMACM Mortgage Loan Trust Series 2006-J1 A1 5.75% 4/25/36	63,407	58,981
GSR Mortgage Loan Trust Series 2007-AR1 2A1 3.277% 3/25/47 ●	1,174,766	1,057,821
INTL FCStone Structured Series IFF-1748 SQ8 2.50% 12/31/49	335,000	281,348
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 3.238% 10/25/36 ●	711,101	627,581
Series 2006-A7 2A2 3.319% 1/25/37 ●	134,577	123,622
Series 2007-A1 6A1 3.184% 7/25/35 ●	248,865	246,238
Series 2014-2 B1 144A 3.423% 6/25/29 #●	79,285	78,488
Series 2014-2 B2 144A 3.423% 6/25/29 #●	79,285	77,662
Series 2015-1 B1 144A 2.623% 12/25/44 #●	653,809	647,957
Series 2015-4 B1 144A 3.628% 6/25/45 #●	491,093	478,556
Series 2015-4 B2 144A 3.628% 6/25/45 #●	351,468	336,671
Series 2015-5 B2 144A 2.874% 5/25/45 #●	537,652	507,921
Series 2015-6 B1 144A 3.623% 10/25/45 #●	356,222	349,552

(continues)	73

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2015-6 B2 144A 3.623% 10/25/45 #●		346,594	$ 335,207
Series 2016-4 B1 144A 3.91% 10/25/46 #●		247,924	249,999
Series 2016-4 B2 144A 3.91% 10/25/46 #●		421,471	414,409
Series 2017-1 B2 144A 3.576% 1/25/47 #●		733,730	699,971
Lehman Mortgage Trust Series 2007-10 2A2 6.50% 1/25/38		2,029,197	1,470,327
Ludgate Funding
Series 2006-1X A2A 0.54% 12/1/60 ●	GBP	1,841,779	2,178,491
Series 2008-W1X A1 0.939% 1/1/61 ●	GBP	821,493	1,000,380
Mansard Mortgages Parent Series 2007-1X A2 0.537% 4/15/47 ●	GBP	882,898	1,049,713
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		3,606	3,848
Series 2004-5 6A1 7.00% 6/25/34		51,510	53,944
MASTR ARM Trust Series 2004-4 4A1 3.283% 5/25/34 ●		106,765	105,018
Merrill Lynch Mortgage Investors Trust Series 2004-A1 2A2 3.244% 2/25/34 ●		7,552	7,568
Opteum Mortgage Acceptance Trust Series 2006-1 2A1 5.75% 4/25/36 ●		756,712	762,095
Reperforming Loan REMIC Trust Series 2006-R1 AF1 144A 1.322% 1/25/36 #●		1,659,136	1,450,683
RFMSI Trust Series 2004-S9 2A1 4.75% 12/25/19		62,916	63,096
Sequoia Mortgage Trust
Series 2004-5 A3 1.835% 6/20/34 ●		261,068	243,220
Series 2007-1 4A1 3.403% 9/20/46 ●		797,219	650,776
Series 2015-1 B2 144A 3.876% 1/25/45 #●		375,378	369,493

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Structured ARM Loan Trust Series 2006-1 7A4 3.314% 2/25/36 ●		720,312	$ 610,541
Structured Asset Mortgage Investments II Trust Series 2005-AR5 A2 1.228% 7/19/35 ●		505,366	491,112
Thrones Series 2013-1 A 1.86% 7/20/44 ●	GBP	1,420,635	1,790,172
WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR16 1A3 2.879% 12/25/35 ◆●		627,124	602,699
Series 2007-HY1 3A3 3.088% 2/25/37 ◆●		313,942	294,410
Series 2007-HY7 4A1 4.324% 7/25/37 ◆●		670,779	609,867
Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-1 5A2 6.00% 3/25/35 ◆		35,793	13,206
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR16 2A1 3.182% 2/25/34 ●		158,092	160,603
Series 2006-2 3A1 5.75% 3/25/36		75,269	75,456
Series 2006-3 A11 5.50% 3/25/36		100,873	102,836
Series 2006-6 1A3 5.75% 5/25/36		50,849	50,847
Series 2006-AR5 2A1 3.294% 4/25/36 ●		57,856	54,273
Series 2006-AR11 A6 3.036% 8/25/36 ●		770,468	727,295
Series 2006-AR17 A1 3.045% 10/25/36 ●		426,005	405,013
Series 2007-10 1A36 6.00% 7/25/37		306,404	301,943

Total Non-Agency Collateralized Mortgage Obligations (cost $32,702,851)			30,656,461

Non-Agency Commercial Mortgage-Backed Securities – 4.08%

BAMLL Commercial Mortgage Securities Trust Series 2015-ASHF A 144A 2.132% 1/15/28 #●		900,000	902,749

74

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Banc of America Commercial Mortgage Trust Series 2007-4 AM 5.961% 2/10/51 ●	505,000	$509,883
Banc of America Re-REMIC Series BALL 2009-UB2 A4AA 144A 5.858% 2/24/51 #●	154,640	154,410
BBCMS Trust
Series 2015- RRI A 144A 2.062% 5/15/32 #●	4,877,359	4,883,423
Series 2015-STP A 144A 3.323% 9/10/28 #	4,485,451	4,600,356
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	4,000,000	4,016,511
Series 2016-CD2 A4 3.526% 11/10/49 ●	620,000	633,995
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	530,000	545,432
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	1,100,000	1,134,695
Series 2015-GC27 A5 3.137% 2/10/48	3,085,000	3,073,678
Series 2016-P5 A4 2.941% 10/10/49	760,000	738,702
COMM Mortgage Trust
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,100,000	1,132,855
Series 2014-CR19 A5 3.796% 8/10/47	4,470,000	4,675,741
Series 2014-CR20 AM 3.938% 11/10/47	2,225,000	2,307,050
Series 2015-CR23 A4 3.497% 5/10/48	1,640,000	1,668,320
CSMC Series 2010-UD1 A 144A 5.873% 12/16/49 #●	98,496	98,340
DBJPM Mortgage Trust Series 2016-C1 A4 3.276% 5/10/49	1,320,000	1,325,175
DBJPM Motgage Trust Series 2016-C3 A5 2.89% 9/10/49	945,000	917,385
DBUBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46 #	805,000	866,543

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.686% 11/10/46 #●	955,000	$1,048,063
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	2,200,000	2,278,425
Series 2014-GRCE B 144A 3.52% 6/10/28 #	1,455,000	1,497,520
GS Mortgage Securities Corp Trust Series 2016-RENT A 144A 3.203% 2/10/29 #	2,300,000	2,342,299
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	375,000	397,328
Series 2017-GS A4 3.674% 3/10/50	1,205,000	1,245,553
Hyatt Hotel Portfolio Trust Series 2015-HYT A 144A 2.162% 11/15/29 #●	900,000	902,240
JPMBB Commercial Mortgage Securities Trust
Series 2015-C32 A5 3.598% 11/15/48	1,340,000	1,372,298
Series 2015-C33 A4 3.77% 12/15/48	570,000	590,868
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	1,640,000	1,625,941
Series 2016-C4 A3 3.141% 12/15/49	1,065,000	1,051,913
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.525% 8/12/37 ●	230,000	239,124
Series 2011-C5 C 144A 5.409% 8/15/46 #●	410,000	435,826
Series 2016-ATRM A 144A 2.962% 10/5/28 #	2,700,000	2,716,343
Series 2016-JP2 A4 2.822% 8/15/49	2,555,000	2,466,320
Series 2016-JP2 AS 3.056% 8/15/49	1,250,000	1,208,980
Series 2016-JP3 B 3.397% 8/15/49 ●	300,000	292,850
Series 2016-WIKI A 144A 2.798% 10/5/31 #	375,000	377,310
Series 2016-WIKI B 144A 3.201% 10/5/31 #	690,000	697,296

(continues)	75

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	725,919	$641,524
ML-CFC Commercial Mortgage Trust Series 2007-7 A4 5.79% 6/12/50 ●	384,522	384,525
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	795,000	827,671
Series 2015-C23 A4 3.719% 7/15/50	1,275,000	1,320,745
Series 2015-C26 A5 3.531% 10/15/48	820,000	837,519
Series 2015-C27 ASB 3.557% 12/15/47	2,200,000	2,288,498
Series 2016-C29 A4 3.325% 5/15/49	795,000	798,860
Morgan Stanley Capital I Trust
Series 2011-C3 A4 4.118% 7/15/49	855,000	910,547
Series 2014-CPT AM 144A 3.402% 7/13/29 #●	2,200,000	2,247,372
Series 2015-XLF1 A 144A 2.041% 8/14/31 #●	1,602,832	1,601,193
Series 2016-BNK2 A4 3.049% 11/15/49	2,066,000	2,028,035
Morgan Stanley Re-REMIC Trust Series 2009-GG10 A4A 144A 5.949% 8/12/45 #●	296,114	295,881
RFTI Issuer Series 2015-FL1 A 144A 2.662% 8/15/30 #●	1,642,683	1,641,431
Wachovia Bank Commercial Mortgage Trust Series 2007-C32 A4FL 144A 1.118% 6/15/49 #●	700,000	698,572
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	275,000	278,269
Series 2015-C30 XA 1.009% 9/15/58 ●	6,568,062	411,012
Series 2015-NXS3 A4 3.617% 9/15/57	740,000	757,755
Series 2016-BNK1 A3 2.652% 8/15/49	1,220,000	1,162,658

	Principal amount°		Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Wells Fargo Commercial Mortgage Trust Series 2017-RB1 XA 1.446% 3/15/50 ●		8,530,000	$834,674

Total Non-Agency Commercial Mortgage-Backed Securities (cost $78,025,601)			76,938,481

Regional Bonds – 0.53%Δ

Argentina – 0.11%
Province of Santa Fe 144A 7.00% 3/23/23 #		330,000	333,128
Provincia de Buenos Aires 144A 7.875% 6/15/27 #		780,000	791,856
Provincia de Cordoba 144A 7.45% 9/1/24 #		960,000	975,562

			2,100,546

Australia – 0.06%
New South Wales Treasury 4.00% 5/20/26	AUD	404,900	336,762
Queensland Treasury
144A 2.75% 8/20/27 #	AUD	446,000	326,933
144A 3.25% 7/21/28 #	AUD	495,000	376,506

			1,040,201

Canada – 0.03%
Province of Ontario 3.45% 6/2/45	CAD	551,000	432,551
Province of Quebec 6.00% 10/1/29	CAD	155,000	156,414

			588,965

Germany – 0.11%
State of North Rhine-Westphalia Germany 1.355% 5/3/17 ●		2,000,000	2,000,570

			2,000,570

Japan – 0.05%
Japan Finance Organization For Municipalities 2.125% 3/6/19		900,000	899,202

			899,202

Spain – 0.17%
Autonomous Community of Catalonia 4.90% 9/15/21	EUR	1,800,000	2,036,799

76

	Principal amount°		Value (U.S. $)

Regional BondsΔ (continued)

Spain (continued)
Autonomous Community of Catalonia 4.95% 2/11/20	EUR	1,100,000	$1,258,557

			3,295,356

Total Regional Bonds (cost $10,273,987)			9,924,840

Loan Agreements – 6.83%«

1011778 BC 1st Lien 3.397% 2/17/24		500,000	500,313
Accudyne Industries Borrower 1st Lien 4.147% 12/13/19		899,259	850,250
Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22		3,166,209	3,168,846
Albertsons Tranche B 1st Lien 3.982% 8/25/21		1,290,459	1,298,256
Allied Universal Holdco 1st Lien 5.50% 7/28/22		1,349,180	1,360,311
Allied Universal Holdco Tranche DD 1st Lien 5.50% 7/28/22		163,899	165,251
Alpha 3 Tranche B1 1st Lien 4.147% 1/25/24		200,000	201,250
Amaya Holdings 1st Lien 4.647% 8/1/21		1,875,129	1,881,825
Amaya Holdings 2nd Lien 8.00% 8/1/22		165,000	166,212
American Airlines Tranche B 1st Lien 3.412% 12/14/23		1,836,751	1,843,512
Applied Systems 1st Lien 4.147% 1/23/21		243,996	245,470
Applied Systems 2nd Lien 7.647% 1/23/22		2,285,501	2,304,546
ATI Holdings Acquisition 1st Lien 5.505% 5/10/23		859,047	869,427
Avolon TLB Borrower 1 US Tranche B2 1st Lien 3.728% 1/20/22		485,000	492,342
BJ’s Wholesale Club 1st Lien 4.75% 1/27/24		645,000	632,100
BJ’s Wholesale Club 2nd Lien 8.50% 1/27/25		1,492,000	1,460,295
Blue Ribbon 1st Lien 5.00% 11/13/21		1,336,512	1,244,627
Builders FirstSource 1st Lien 4.00% 2/29/24		2,864,698	2,866,846
BWAY Holding Tranche B 1st Lien 4.75% 8/14/23		1,323,712	1,324,067

	Principal amount°	Value (U.S. $)

Loan Agreements« (continued)

BWAY Tranche B 1st Lien 3.25% 3/23/24	1,220,000	$1,219,237
Caesars Growth Properties Holdings Tranche B 1st Lien 6.25% 5/8/21	1,539,351	1,548,972
Calpine Construction Finance 1st Lien 3.03% 5/3/20	263,630	264,702
Calpine Tranche B 1st Lien 3.90% 1/15/23	197,500	198,652
CH Hold 1st Lien 4.00% 2/1/24	409,091	412,585
CH Hold 2nd Lien 8.25% 2/1/25	385,000	391,497
Change Healthcare Holdings TrancheB 1st Lien 3.75% 3/1/24	1,780,000	1,785,192
Charter Communications Operating 1st Lien 3.232% 1/15/24	495,000	498,060
Charter Communications Operating Tranche H 1st Lien 2.99% 1/15/22	165,330	165,996
Chesapeake Energy 1st Lien 8.553% 8/23/21	490,000	522,922
CityCenter Holdings Tranche B 1st Lien 3.732% 10/16/20	461,876	467,765
Colorado Buyer 1st Lien 4.00% 3/15/24	165,000	166,278
Colorado Buyer 2nd Lien 8.25% 3/15/25	325,000	326,524
Community Health Systems Tranche G 1st Lien 3.804% 12/31/19	386,925	385,191
Community Health Systems Tranche H 1st Lien 4.054% 1/27/21	908,254	896,428
CSC Holdings Tranche B 1st Lien
2.25% 7/17/25	430,000	429,883
3.943% 10/11/24	429,844	429,664
DaVita Tranche B 1st Lien 3.732% 6/24/21	1,555,018	1,575,144
Dell International 1st Lien 3.49% 9/7/23	191,538	192,691
Dynegy Tranche C 1st Lien 4.25% 2/7/24	865,000	869,488
Eldorado Resorts Tranche B 1st Lien 2.25% 3/16/24	290,000	291,087
ESH Hospitality Tranche B 1st Lien 3.482% 8/30/23	333,327	335,291
ExamWorks Group Tranche B1 1st Lien 4.25% 7/27/23	1,253,708	1,263,111

(continues)	77

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Loan Agreements« (continued)

First Data 1st Lien
3.984% 3/24/21	2,363,992	$2,384,677
3.984% 7/10/22	856,451	864,361
First Eagle Holdings 5.147% 12/1/22	2,054,909	2,068,395
Flex Acquisition 1st Lien 4.398% 12/29/23	435,000	438,671
Flying Fortress Tranche B 1st Lien 3.397% 10/30/22	1,356,000	1,368,571
FMG Resources August 2006 1st Lien 3.75% 6/30/19	616,470	620,555
Forterra Finance 1st Lien 4.50% 10/25/23	1,990,000	2,008,656
Gardner Denver 4.568% 7/30/20	1,555,618	1,554,403
Gates Global 1st Lien 4.397% 7/6/21	1,159,168	1,162,790
Gates Global Tranche B 1st Lien 4.25% 3/30/24	220,000	221,100
Genesys Telecommunications Laboratories Tranche B 1st Lien 5.025% 1/19/24	1,032,481	1,040,870
Genoa a QoL Healthcare 1st Lien 4.897% 10/28/23	960,175	966,416
HCA Tranche B8 1st Lien 3.232% 2/15/24	359,100	362,467
HCA Tranche B9 1st Lien 2.982% 3/18/23	229,268	230,503
Hilton Worldwide Finance Tranche B2 1st Lien
2.00% 10/25/23	1,020,000	1,029,669
2.982% 10/25/23	1,500,094	1,513,637
Houghton International 1st Lien 4.397% 12/20/19	11,011	11,108
HUB International Tranche B 1st Lien 4.035% 10/2/20	449,034	451,455
Hyperion Insurance Group Tranche B 1st Lien 5.50% 4/29/22	1,454,902	1,467,451
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	50,130	50,134
Ineos US Finance Tranche B 1st Lien
3.531% 3/31/24	254,363	255,793
3.732% 3/31/22	1,227,626	1,235,108
inVentiv Group Holdings Tranche B 1st Lien 4.804% 11/9/23	2,229,413	2,240,361
JBS USA Tranche B 1st Lien 3.289% 10/30/22	770,000	772,807

	Principal amount°	Value (U.S. $)

Loan Agreements« (continued)

JC Penney Tranche B 1st Lien 5.304% 6/23/23	1,737,914	$1,729,496
KIK Custom Products Tranche B 1st Lien 5.653% 8/26/22	1,287,777	1,302,668
KRATON Polymers Tranche B 1st Lien 5.00% 1/6/22	1,032,973	1,044,477
Kronos 2nd Lien 9.284% 11/1/24	735,000	759,921
Kronos Tranche B 1st Lien 5.034% 11/1/23	538,650	542,353
Landry’s 1st Lien 4.039% 10/4/23	701,262	708,212
Las Vegas Sands Tranche B 1st Lien 3.04% 12/19/20	197,959	198,277
Level 3 Financing Tranche B 1st Lien 2.25% 2/22/24	1,030,000	1,032,317
MGM Growth Properties Operating Partnership Tranche B 1st Lien 3.482% 4/25/23	1,143,450	1,150,882
Micron Technology Tranche B 1st Lien 4.74% 4/26/22	84,363	85,351
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	1,421,253	1,430,135
Moran Foods Tranche B 1st Lien 7.00% 12/5/23	1,350,725	1,349,670
MPH Acquisition Holdings Tranche B 1st Lien 4.897% 6/7/23	1,007,875	1,021,838
Nature’s Bounty Tranche B 1st Lien 4.647% 5/5/23	781,000	785,638
ON Semiconductor Tranche B 1st Lien 4.232% 3/31/23	1,033,372	1,040,199
Optiv Security 1st Lien 4.25% 2/1/24	400,000	402,667
Optiv Security 2nd Lien 8.25% 2/1/25	545,000	551,813
Panda Hummel Tranche B1 1st Lien 7.00% 10/27/22	315,000	308,700
Panda Stonewall Tranche B 1st Lien 6.647% 11/13/21	591,000	576,225
Penn National Gaming Tranche B 1st Lien 3.524% 1/19/24	205,000	206,431
PQ 1st Lien 5.25% 11/4/22	1,838,133	1,859,797
Prestige Brands Tranche B 1st Lien 3.531% 1/26/24	198,535	200,562
Prime Security Services Borrower 1st Lien 4.25% 5/2/22	1,576,865	1,593,197

78

	Principal amount°	Value (U.S. $)

Loan Agreements« (continued)

Radiate Holdco 1st Lien 3.982% 2/1/23	1,380,000	$1,388,748
Republic of Angola 7.57% 12/16/23	1,618,750	1,408,312
Revlon Consumer Products Tranche B 1st Lien 4.482% 9/7/23	1,642,500	1,645,921
Reynolds Group Holdings Trance B 1st Lien 3.982% 2/5/23	1,581,846	1,590,251
Rite Aid 1st Lien 5.75% 8/21/20	475,500	478,056
Russell Investments US Institutional Holdco Tranche B 1st Lien 6.75% 6/1/23	2,304,740	2,327,787
Sable International Finance Tranche B 1st Lien 5.732% 1/3/23	2,095,000	2,122,933
SAM Finance Tranche B Ist Lien 4.387% 12/17/20	852,840	860,835
Scientific Games International Tranche B3 1st lien 4.846% 10/1/21	1,807,353	1,832,017
SFR Group Tranche B 1st Lien
2.75% 6/22/25	1,675,000	1,671,231
5.289% 1/15/24	1,677,325	1,688,018
SFR Group Tranche B10 1st Lien 4.289% 1/31/25	1,067,325	1,069,993
Sinclair Television Group Tranche B2 1st Lien 3.24% 1/3/24	2,633,400	2,646,293
Spectrum Brands Tranche B 1st Lien 3.509% 6/23/22	679,473	685,206
Sprint Communications Tranche B 1st Lien 3.50% 2/2/24	2,795,000	2,799,075
StandardAero Aviation Holdings 1st Lien 5.25% 7/7/22	615,321	619,360
Summit Materials Tranche B1 1st Lien 3.75% 7/17/22	724,905	732,834
Summit Midstream Partners Holdings Tranche B 1st Lien 7.022% 5/21/22	345,000	351,900
Team Holdings Tranche B 1st Lien 3.75% 2/6/24	825,000	822,834
Telenet Financing USD Tranche B 1st Lien 3.912% 1/31/25	1,265,000	1,272,412
TKC Holdings 1st Lien 4.75% 2/1/23	545,000	550,535

	Principal amount°		Value (U.S. $)

Loan Agreements« (continued)

TransDigm Tranche E 1st Lien 3.982% 5/14/22		217,672	$217,286
TransDigm Tranche F 1st Lien 3.982% 6/9/23		1,706,700	1,700,834
Travel Leaders Group Tranche B 1st Lien 6.232% 1/19/24		205,000	207,947
Tribune Media Tranche B 1st Lien 3.982% 12/27/20		471,824	476,247
Tronox Pigments Holland Tranche B 4.647% 3/19/20		533,614	537,565
Uniti Group 1st Lien 4.00% 10/24/22		1,573,274	1,572,283
Univar USA Tranche B 1st Lien 3.732% 7/1/22		1,679,788	1,683,987
Univision Communications Tranche C 1st Lien 3.75% 3/15/24		2,625,820	2,610,640
USI 4.25% 12/27/19		1,933,849	1,939,086
USIC Holdings 1st lien 5.17% 12/9/23		1,027,425	1,038,021
VC GB Holdings 1st lien 4.75% 2/23/24		1,460,000	1,470,950
VC GB Holdings 2nd Lien 9.00% 2/23/25		355,000	351,450
Virgin Media Bristol 1st Lien 3.662% 1/31/25		620,000	622,325
Western Digital 1st Lien 3.732% 4/29/23		304,000	306,517
WideOpenWest Finance Tranche B 1st Lien 4.50% 8/19/23		1,241,566	1,250,257
Windstream Services Tranche B6 1st Lien 4.95% 3/30/21		1,396,372	1,411,791
Zayo Group Tranche B2 1st Lien 3.50% 1/19/24		205,000	206,409
Zekelman Industries Tranche B 1st Lien 4.788% 6/14/21		679,871	690,069

Total Loan Agreements (cost $127,320,770)			128,571,105

Sovereign Bonds – 3.83%Δ

Argentina – 0.10%
Argentine Bonos del Tesoro 15.50% 10/17/26	ARS	5,155,000	378,564
Argentine Republic Government International Bond 144A 5.625% 1/26/22 #		930,000	953,483

(continues)	79

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Argentina (continued)
Argentine Republic Government International Bond 144A 7.125% 7/6/36 #		575,000	$556,887

			1,888,934

Australia – 0.02%
Australia Government Bond 3.75% 4/21/37	AUD	352,000	286,349

			286,349

Bahrain – 0.04%
Bahrain Government International Bond 144A 7.00% 10/12/28 #		800,000	836,636

			836,636

Bermuda – 0.04%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		800,000	774,024

			774,024

Brazil – 0.08%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	1,826,000	584,744
Brazilian Government International Bond 6.00% 4/7/26		800,000	871,600

			1,456,344

Canada – 0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	171,000	141,072

			141,072

Colombia – 0.06%
Colombia Government International Bond 5.00% 6/15/45		1,100,000	1,108,800

			1,108,800

Costa Rica – 0.03%
Costa Rica Government International Bond 7.158% 3/12/45		500,000	510,625

			510,625

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Croatia – 0.04%
Croatia Government International Bond 144A 5.50% 4/4/23 #		655,000	$706,961

			706,961

Cyprus – 0.07%
Cyprus Government International Bond 3.875% 5/6/22	EUR	1,200,000	1,360,656

			1,360,656

Ecuador – 0.04%
Ecuador Government International Bond 144A 9.65% 12/13/26 #		800,000	830,000

			830,000

Egypt – 0.03%
Egypt Government International Bond 144A 8.50% 1/31/47 #		600,000	646,500

			646,500

Greece – 0.21%
Hellenic Republic Government Bond 144A 3.375% 7/17/17 #	EUR	3,800,000	3,998,347

			3,998,347

Hungary – 0.07%
Hungary Government International Bond 5.75% 11/22/23		1,160,000	1,313,115

			1,313,115

India – 0.08%
Export-Import Bank of India 144A 3.375% 8/5/26 #		1,500,000	1,436,652

			1,436,652

Indonesia – 0.29%
Indonesia Government International Bond 144A 5.125% 1/15/45 #		200,000	212,444
Indonesia Treasury Bond
7.50% 8/15/32	IDR	15,069,000,000	1,149,602
8.375% 9/15/26	IDR	15,310,000,000	1,250,605
9.00% 3/15/29	IDR	26,764,000,000	2,231,809
Perusahaan Penerbit SBSN Indonesia III 144A 4.15% 3/29/27 #		700,000	703,815

			5,548,275

80

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Jamaica – 0.05%
Jamaica Government International Bond 8.00% 3/15/39		800,000	$920,504

			920,504

Japan – 0.01%
Japan Bank For International Cooperation 1.624% 2/24/20 ●		248,000	247,933

			247,933

Jordan – 0.02%
Jordan Government International Bond 144A 5.75% 1/31/27 #		400,000	392,831

			392,831

Kuwait – 0.18%
Kuwait International Government Bond 144A 2.75% 3/20/22 #		3,400,000	3,409,180

			3,409,180

Mexico – 0.60%
Mexican Bonos 5.75% 3/5/26	MXN	149,877,400	7,335,345
Mexico Cetes 2.596% 8/17/17 ≠	MXN	593,000,000	3,088,202
Mexico Government International Bond
4.15% 3/28/27		200,000	203,750
4.35% 1/15/47		800,000	738,000

			11,365,297

New Zealand – 0.06%
New Zealand Government Bond
2.75% 4/15/25	NZD	1,710,000	1,170,332
4.50% 4/15/27	NZD	69,000	53,771

			1,224,103

Nigeria – 0.06%
Nigeria Government International Bond 144A 7.875% 2/16/32 #		1,000,000	1,045,600

			1,045,600

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Paraguay – 0.03%
Paraguay Government International Bond 144A 4.70% 3/27/27 #		600,000	$609,000

			609,000

Peru – 0.20%
Peruvian Government International Bond
144A 6.90% 8/12/37 #	PEN	3,868,000	1,275,373
6.95% 8/12/31	PEN	7,355,000	2,433,838

			3,709,211

Poland – 0.12%
Republic of Poland Government Bond
2.50% 7/25/26	PLN	8,756,000	2,057,462
3.25% 7/25/25	PLN	1,087,000	273,593

			2,331,055

Portugal – 0.06%
Portugal Government International Bond 144A 5.125% 10/15/24 #		1,251,000	1,215,181

			1,215,181

Republic of Korea – 0.31%
Export-Import Bank of Korea
4.00% 6/7/27	AUD	210,000	159,745
4.375% 9/15/21		700,000	747,447
5.00% 4/11/22		2,000,000	2,202,214
5.125% 6/29/20		1,500,000	1,624,956
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	1,110,340,963	1,020,689

			5,755,051

Russia – 0.04%
Russian Foreign Bond - Eurobond 144A 5.625% 4/4/42 #		600,000	661,080

			661,080

Saudi Arabia – 0.14%
Saudi Government International Bond
144A 2.375% 10/26/21 #		915,000	899,569
144A 3.25% 10/26/26 #		1,000,000	973,500
144A 4.50% 10/26/46 #		800,000	790,264

			2,663,333

(continues)	81

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Serbia – 0.04%
Serbia International Bond 144A 4.875% 2/25/20 #		665,000	$690,543

			690,543

South Africa – 0.29%
Republic of South Africa Government Bond 8.00% 1/31/30	ZAR	69,499,000	4,705,242
Republic of South Africa Government International Bond 5.875% 5/30/22		750,000	820,150

			5,525,392

Sri Lanka – 0.08%
Sri Lanka Government International Bond
144A 6.00% 1/14/19 #		535,000	555,045
144A 6.125% 6/3/25 #		880,000	882,079

			1,437,124

Turkey – 0.26%
Export Credit Bank of Turkey
144A 5.375% 2/8/21 #		910,000	917,725
144A 5.375% 10/24/23 #		260,000	255,989
Turkey Government Bond 8.00% 3/12/25	TRY	15,697,000	3,705,657

			4,879,371

Ukraine – 0.05%
Ukraine Government International Bond 144A 7.75% 9/1/22 #		900,000	866,363

			866,363

United Kingdom – 0.02%
United Kingdom Gilt
1.75% 9/7/22	GBP	100,000	133,595
3.50% 1/22/45	GBP	138,800	240,124

			373,719

Total Sovereign Bonds (cost $72,240,651)			72,165,161

Supranational Banks – 0.38%

Inter-American Development Bank 1.243% 10/15/20 ●		890,000	895,189
International Bank for Reconstruction & Development
1.013% 4/17/19 ●		440,000	439,857
2.50% 11/25/24		440,000	441,199
3.375% 1/25/22	NZD	500,000	351,463

	Principal amount°		Value (U.S. $)

Supranational Banks (continued)

International Bank for Reconstruction & Development
3.50% 1/22/21	NZD	2,494,000	$1,775,267
4.625% 10/6/21	NZD	380,000	281,845
International Finance
1.21% 1/9/19 ●		600,000	600,514
3.00% 5/6/21	NZD	305,000	212,345
3.625% 5/20/20	NZD	163,000	116,572
6.30% 11/25/24	INR	133,470,000	2,069,273

Total Supranational Banks (cost $7,050,604)			7,183,524

U.S. Treasury Obligations – 7.66%

U.S. Treasury Bonds
2.50% 2/15/45		37,100,000	33,334,944
2.75% 8/15/42		900,000	858,006
2.75% 11/15/42		1,400,000	1,333,090
2.875% 5/15/43		2,200,000	2,142,034
2.875% 8/15/45 ¥		16,700,000	16,193,790
2.875% 11/15/46		6,140,000	5,956,641
4.375% 5/15/40		100,000	124,166
U.S. Treasury Inflation Indexed Bonds
0.125% 4/15/19 ¥		1,243,632	1,262,211
0.125% 4/15/20 ¥		6,014,426	6,106,068
0.125% 4/15/21		3,212,152	3,247,255
0.125% 7/15/26		20,262	19,784
0.375% 7/15/25		2,560,050	2,568,083
0.625% 1/15/26		30,660	31,242
1.75% 1/15/28		32,711,495	37,034,875
2.375% 1/15/25		5,256,223	6,066,607
2.50% 1/15/29		33,932	41,541
3.875% 4/15/29		280,664	388,687
U.S. Treasury Notes
1.125% 1/31/19 ¥		4,200,000	4,191,877
1.125% 8/31/21		13,800,000	13,370,641
2.00% 10/31/21		1,600,000	1,607,374
2.00% 11/15/26		2,035,000	1,965,723
2.25% 2/15/27		6,545,000	6,461,525

Total U.S. Treasury Obligations (cost $147,282,852)			144,306,164

	Number of shares

Common Stock – 0.00%

Century Communications =†		1,975,000	0

Total Common Stock (cost $59,790)			0

82

	Number of shares	Value (U.S. $)

Convertible Preferred Stock – 0.19%

A Schulman 6.00% exercise price $52.33, expiration date 12/31/49	308	$266,072
American Tower 5.50% exercise price $116.40, expiration date 2/15/18	926	103,434
AMG Capital Trust II 5.15% exercise price $200.00, expiration date 10/15/37	5,867	334,786
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	229	273,669
DTE Energy 6.50% exercise price $116.31, expiration date 10/1/19	5,605	301,157
El Paso Energy Capital Trust I 4.75% exercise price $50.00, expiration date 3/31/28	7,755	387,750
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	6,250	308,500
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	305	417,087
Teva Pharmaceutical Industries 7.00% exercise price $75.00, expiration date 12/15/18	194	111,938
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	2,180	230,666
Wells Fargo & Co. 7.50% exercise price $156.71, expiration date 12/31/49	366	453,840
Welltower 6.50% exercise price $57.54, expiration date 12/31/49	4,947	312,255

Total Convertible Preferred Stock (cost $3,371,356)		3,501,154

Preferred Stock – 0.28%

Bank of America 6.50% ●	1,150,000	1,256,375
General Electric 5.00% ●	2,448,000	2,582,640
Integrys Holdings 6.00% ●	35,650	930,911
USB Realty 144A 2.169% #●	500,000	426,250

Total Preferred Stock (cost $5,039,018)		5,196,176

	Number of contracts	Value (U.S. $)

Options Purchased – 0.03%

Call Swaptions – 0.02%
2 yr IRS pay a fixed rate 1.65% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 11/15/18 (MSC)	88,800,000	$235,586
2 yr IRS pay a fixed rate 1.67% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 9/6/17 (BAML)	9,500,000	13,006

		248,592

Currency Call Option – 0.00%
USD vs TWD strike price $32.50, expiration date 4/17/17 (BAML)	2,250,000	3

		3

Fixed Income Put Options – 0.00%
U.S. Treasury 10 yr Notes Future strike price $110, expiration date 5/26/17 (HSBC)	770	0
U.S. Treasury 5 yr Notes Future strike price $108, expiration date 5/26/17 (HSBC)	1,400	0

		0

Put Swaptions – 0.01%
30 yr IRS pay a fixed rate 2.91% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 8/20/18 (MSC)	4,400,000	243,738

		243,738

Total Options Purchased (premium paid $985,789)		492,333

	Principal amount°

Short-Term Investments – 9.22%

Discount Notes – 8.24%≠
Federal Home Loan Bank
0.588% 4/3/17	12,600,000	12,599,588
0.63% 4/17/17	13,000,000	12,996,568
0.663% 4/26/17	94,500,000	94,458,987
0.71% 4/28/17	30,800,000	30,785,462
0.72% 4/10/17	2,700,000	2,699,644

(continues)	83

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Discount Notes≠ (continued)
Federal Home Loan Bank
0.75% 4/19/17	1,100,000	$1,099,668
0.75% 4/21/17	300,000	299,898
0.75% 4/24/17	300,000	299,881

		155,239,696

Repurchase Agreements – 0.93%
Bank of America Merrill Lynch 0.73%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $5,743,610 (collateralized by U.S. government obligations 0.125% 4/15/18; market value $5,858,128)	5,743,260	5,743,260
Bank of Montreal 0.66%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $5,743,576 (collateralized by U.S. government obligations 0.75%–2.00% 2/28/19–2/15/45; market value $5,858,126)	5,743,260	5,743,260
BNP Paribas 0.76%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $6,094,866 (collateralized by U.S. government obligations 0.00%–3.125% 6/30/17–2/15/43; market value $6,216,369)	6,094,480	6,094,480

		17,581,000

U.S. Treasury Obligations – 0.05%≠
U.S. Treasury Bills
0.53% 5/11/17	479,000	478,639
0.605% 4/27/17	419,000	418,801

		897,440

Total Short-Term Investments (cost $173,713,385)		173,718,136

Total Value of Securities Before Options Written – 115.34% (cost $2,169,972,291)		$2,172,014,369

	Number of contracts	Value (U.S. $)

Options Written – (0.04%)

Call Swaptions – (0.02%)
10 yr IRS pay a fixed rate 2.00% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 11/15/18 (MSC)	(19,100,000)	$(256,933)

		(256,933)

Fixed Income Call Option – (0.01%)
U.S. Treasury 10 yr Notes Future strike price $125, expiration date 5/26/17 (HSBC)	(364)	(255,938)

		(255,938)

Put Swaptions – (0.01%)
5 yr IRS pay a fixed rate 2.70% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 9/6/17 (BAML)	(3,900,000)	(6,813)
5 yr IRS pay a fixed rate 2.80% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 8/20/18 (MSC)	(19,500,000)	(181,701)

		(188,514)

Total Options Written (premium received $1,217,714)		(701,385)

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2017, the aggregate value of Rule 144A securities was $423,232,547, which represents 22.47% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	PIK. 100% of the income received was in the form of cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2017, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
«

Loan agreements generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more

84

U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Loan agreements may be subject to restrictions on resale. Stated rate in effect at March 31, 2017.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
†	Non-income producing security.
●	Variable rate security. Each rate shown is as of March 31, 2017. Interest rates reset periodically.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31,2017.
¥	Fully or partially pledged as collateral for future contracts, reverse repurchase agreements and swap contracts.
^	Zero coupon security. The rate shown is the yield at the time of purchase.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(510,000)	USD	391,130	4/4/17	$1,516
BAML	AUD	(1,324,000)	USD	1,014,610	5/2/17	3,644
BAML	AUD	(2,830,386)	USD	2,154,631	5/12/17	(6,142)
BAML	BRL	22,254,720	USD	(7,187,288)	5/3/17	(132,097)
BAML	CAD	591,000	USD	(437,229)	4/4/17	7,208
BAML	CAD	(1,370,047)	USD	1,023,218	5/12/17	(7,617)
BAML	EUR	(1,098,000)	USD	1,172,318	4/3/17	821
BAML	EUR	(18,510,000)	USD	19,634,223	4/4/17	(115,629)
BAML	EUR	1,098,000	USD	(1,173,822)	5/2/17	(779)
BAML	EUR	2,301,970	USD	(2,504,543)	5/12/17	(44,024)
BAML	INR	23,338,266	USD	(338,133)	4/20/17	21,463
BAML	JPY	108,000,000	USD	(971,223)	4/4/17	(1,010)
BAML	JPY	(108,000,000)	USD	972,241	5/2/17	903
BAML	JPY	34,779,403	USD	(315,645)	5/12/17	(2,735)
BAML	MXN	88,622,555	USD	(4,313,932)	4/17/17	407,113
BAML	MXN	(14,300,000)	USD	716,038	8/17/17	(31,616)
BAML	NZD	(3,177,739)	USD	2,231,535	5/12/17	6,388
BAML	SGD	(9,478,079)	USD	6,747,789	6/23/17	(32,254)
BAML	TWD	(69,157,201)	USD	2,265,666	6/23/17	(21,051)
BCLY	BRL	8,658,540	USD	(2,743,082)	5/12/17	(4,208)
BCLY	COP	3,270,500,226	USD	(1,113,816)	5/12/17	17,069
BNP	AUD	564,000	USD	(433,611)	4/4/17	(2,744)
BNP	AUD	(1,381,816)	USD	1,051,275	5/12/17	(3,631)
BNP	EUR	18,058,000	USD	(19,475,553)	4/4/17	(207,977)
BNP	EUR	(18,396,000)	USD	19,865,416	5/2/17	212,127
BNP	GBP	12,176,000	USD	(15,155,344)	4/4/17	101,356
BNP	GBP	(12,176,000)	USD	15,165,232	5/2/17	(101,523)
BNP	JPY	(108,000,000)	USD	963,343	4/4/17	(6,870)
BNP	MXN	(45,000,000)	USD	2,252,748	8/17/17	(100,009)
BNP	NOK	6,491,578	USD	(762,989)	5/12/17	(6,609)
BNYM	CAD	(4,650)	USD	3,487	4/3/17	(9)
CITI	CAD	625,000	USD	(469,501)	4/4/17	505
CITI	CAD	(2,446,000)	USD	1,838,254	5/2/17	(1,900)

(continues)	85

Schedules of investments

Optimum Fixed Income Fund

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
CITI	EUR	452,000	USD	(477,909)	4/4/17	$4,367
HSBC	EUR	(142,638)	USD	155,240	5/12/17	2,778
HSBC	GBP	360,383	USD	(452,857)	5/12/17	(887)
JPMC	AUD	(54,000)	USD	40,888	4/4/17	(365)
JPMC	CAD	(1,216,000)	USD	912,716	4/4/17	(1,727)
JPMC	DKK	265,000	USD	(38,343)	4/3/17	(337)
JPMC	GBP	(12,176,000)	USD	15,004,364	4/4/17	(252,336)
JPMC	KRW	(1,150,799,750)	USD	1,034,590	5/12/17	4,368
JPMC	MXN	158,865,000	USD	(7,905,266)	4/17/17	557,691
JPMC	PLN	(795,314)	USD	203,643	5/12/17	3,183
JPMC	SEK	813,406	USD	(92,873)	5/12/17	(1,917)
JPMC	THB	(4,239,616)	USD	120,829	6/23/17	(2,477)
TD	AUD	1,099,731	USD	(838,451)	5/12/17	1,105
TD	COP	2,706,630,221	USD	(921,876)	5/12/17	14,032
TD	EUR	77,397	USD	(83,175)	5/12/17	(447)
TD	JPY	129,558,430	USD	(1,176,669)	5/12/17	(11,031)

						$265,679

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,002) 90 Day Euro	$(246,727,610)	$(245,464,950)	12/18/18	$1,262,660
(344) 90 Day Euro	(85,079,134)	(84,576,700)	3/20/18	502,434
(235) 90 Day Euro	(57,914,207)	(57,704,250)	6/19/18	209,957
(39) 90 Day Euro	(9,613,433)	(9,565,725)	9/18/18	47,708
(4) 90 Day Euro	(989,605)	(984,500)	12/19/17	5,105
(647) 90 Day Euro	(159,009,302)	(159,436,975)	9/19/17	(427,673)
(120) 90 Day Sterling	(18,659,627)	(18,671,344)	12/20/18	(11,717)
86 Australian 3 yr Bonds	6,403,839	6,442,277	6/16/17	38,438
111 Australian 10 yr Bonds	8,218,811	8,248,885	6/16/17	30,074
(40) Euro-Bund	(6,888,698)	(6,888,114)	6/9/17	584
(258) Euro-O.A.T	(40,546,292)	(40,470,466)	6/9/17	75,826
(449) U.S. Treasury 2 yr Notes	(97,102,543)	(97,187,453)	7/1/17	(84,910)
2,835 U.S. Treasury 5 yr Notes	333,271,939	333,754,804	7/3/17	482,865
1,398 U.S. Treasury 10 yr Notes	174,090,227	174,138,375	6/22/17	48,148
248 U.S. Treasury Ultra Bond	37,059,421	37,409,250	6/22/17	349,829

	$(163,486,214)			$2,529,328

86

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
	Protection Purchased / Moody’s ratings:
HSBC	CDX.EM.27[5]		2,240,000	1.00%	6/20/22	$124,850	$(5,993)
ICE	CSFB CDX.NA.HY.27[6]		5,742,000	5.00%	12/20/21	(263,103)	(191,054)
ICE	CSFB CDX.NA.IG.26[7]		10,300,000	1.00%	6/20/21	(105,063)	(104,441)
ICE	JPMC CDX.NA.HY.27[6]		3,960,000	5.00%	12/20/21	(276,640)	(36,572)

							(338,060)

	Protection Sold / Moody’s ratings:
BAML	Citigroup 6.125% 5/15/18 Baa1		700,000	1.00%	12/20/20	(1,106)	14,345
BAML	Republic of Brazil 4.25% 1/7/25 Ba2 CDS		700,000	1.00%	12/20/21	(61,562)	29,306
BAML	Republic of Colombia 10.375% 1/28/33 Baa2		100,000	1.00%	6/20/21	(2,763)	2,727
BAML	Republic of Colombia 10.375% 1/28/33 Baa2		500,000	1.00%	12/20/21	(22,350)	18,036
BAML	Republic of Italy 6.875% 9/27/23 Baa2		9,800,000	1.00%	6/20/21	(138,384)	(68,439)
BNP	Republic of Colombia 10.375% 1/28/33 Baa2		200,000	1.00%	6/20/21	(5,594)	5,522
DB	CMBX.NA.AAA[8]		14,200,000	0.50%	10/17/57	(933,206)	740,000
DB	Republic of Colombia 10.375% 1/28/33 Baa2		200,000	1.00%	6/20/21	(5,525)	5,453
GSC	Republic of Colombia 10.375% 1/28/33 Baa2		3,100,000	1.00%	6/20/21	(87,900)	86,789
JPMC	Mexico LA 5 yr 5.950% 3/19/19 A3		12,900,000	1.00%	12/20/19	66,915	58,799
JPMC	Republic of Colombia 10.375% 1/28/33 Baa2		100,000	1.00%	6/20/21	(2,797)	2,761
JPMC	Volkswagen International 5.375% 5/22/18 A3	EUR	2,500,000	1.00%	12/20/17	(16,473)	27,497

							$922,796

Total							$584,736

(continues)	87

Schedules of investments

Optimum Fixed Income Fund

Interest Rate Swap Contracts9

Counterparty	Swap Referenced Obligation	Notional Value[3]		Fixed Interest Rate Paid (Received)	Variable Interest Rate Paid (Received)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
CME	BAML 10 yr USD-ICE- 3-month LIBOR		1,490,000	1.686%	(0.999%)	4/5/26	$—	$82,776
CME	BAML 30 yr USD-ICE- 3-month LIBOR		1,770,000	2.767%	(1.152%)	12/21/46	—	(27,905)
CME	BAML 5 yr USD-ICE- 3-month LIBOR		5,035,000	1.199%	(1.005%)	4/6/21	—	145,869
CME	BAML 5 yr USD-ICE- 3-month LIBOR		6,220,000	1.190%	(1.038%)	8/9/21	—	208,066
CME	BAML 7 yr USD-ICE- 3-month LIBOR		750,000	1.416%	(1.005%)	4/6/23	—	31,600
CME	CSFB 10 yr USD-ICE- 3-month LIBOR		20,700,000	(1.500%)	1.149%	6/21/27	(1,791,289)	(864)
CME	CSFB 10 yr USD-ICE- 3-month LIBOR		6,600,000	1.500%	(1.148%)	6/21/27	582,211	(10,797)
CME	CSFB 2 yr USD-ICE- 3-month LIBOR		7,200,000	1.350%	(1.350%)	12/28/18	—	(26,667)
CME	CSFB 2 yr USD-ICE- 3-month LIBOR		30,100,000	1.450%	(1.148%)	6/28/21	—	497,716
CME	CSFB 3 yr USD-ICE- 3-month LIBOR		32,700,000	1.250%	(1.148%)	6/21/20	733,215	(119,703)
CME	CSFB 30 yr USD-ICE- 3-month LIBOR		500,000	2.500%	(1.131%)	6/15/46	(20,715)	41,500
CME	CSFB 30 yr USD-ICE- 3-month LIBOR		900,000	2.250%	(1.152%)	12/21/46	(71,604)	158,454
CME	CSFB 4 yr USD-ICE- 3-month LIBOR		16,500,000	1.250%	(1.042%)	6/21/21	489,597	(1,379)
CME	CSFB 4 yr USD-ICE- 3-month LIBOR		1,600,000	2.000%	(1.137%)	12/16/19	(4,459)	(5,670)
CME	CSFB 5 yr Mexico TIEE-Banxico 28D	MXN	82,500,000	(5.797%)	6.606%	9/6/21	(146,999)	(89,575)
CME	CSFB 5 yr USD-ICE- 3-month LIBOR		2,900,000	1.250%	(1.148%)	6/21/22	118,951	2,504
CME	CSFB 5yr Mexico TIEE-Banxico 28D	MXN	17,900,000	(7.199%)	6.606%	12/3/21	(19,232)	20,036
LCH	BAML 3 yr USD-ICE- 3-month LIBOR		5,860,000	1.666%	(1.156%)	1/25/20	—	17,665
LCH	BAML 30 yr USD-ICE- 3-month LIBOR		440,000	2.596%	(1.041%)	1/23/47	—	5,253
LCH	BAML 30 yr USD-ICE- 3-month LIBOR		440,000	2.623%	(1.043%)	1/24/47	—	2,706
LCH	BAML 30 yr USD-ICE- 3-month LIBOR		440,000	2.661%	(1.037%)	1/27/47	—	(959)
LCH	BAML 30 yr USD-ICE- 3-month LIBOR		705,000	2.686%	(1.039%)	1/30/47	—	(5,471)
LCH	BAML 30 yr USD-ICE- 3-month LIBOR		620,000	2.480%	(1.015%)	1/11/47	—	23,086

88

Counterparty	Swap Referenced Obligation	Notional Value[3]	Fixed Interest Rate Paid (Received)	Variable Interest Rate Paid (Received)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
LCH	BAML 7 yr USD-ICE- 3-month LIBOR	3,260,000	2.125%	(1.038%)	1/25/24	$—	$17,016
LCH	BAML JPMC 30 yr USD-ICE-3-month LIBOR	885,000	2.715%	(1.156%)	12/22/46	—	(12,316)
LCH	CSFB 30 yr USD-ICE- 3-month LIBOR	16,600,000	2.250%	(1.131%)	6/15/46	(1,106,464)	1,644,082
LCH	CSFB 7 yr USD-ICE- 3-month LIBOR	42,500,000	2.250%	(1.137%)	12/16/22	317,758	(624,558)

							$1,972,465

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Reverse Repurchase Agreement10

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Repurchase Price
MLP - U.S. Treasury Note 1.125% 1/31/19	1.00%	3/30/17	4/6/17	$(2,400,000)	$(2,400,467)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreement in relation to the reverse repurchase agreement is as follows:

Remaining Contracted Maturity of the Agreement

Reverse Repurchase Agreement	Up to 30 days	Total
U.S. Treasury Note	$(2,400,000)	$(2,400,000)

Unfunded Loan Commitments11

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at March 31, 2017:

Borrower	Principal Amount	Cost	Value	Unrealized Appreciation (Depreciation)
Allied Universal
Holdco
5.50% 7/28/22	$ 104,387	$ 102,732	$ 105,248	$ 2,516
CenturyLink
6.034% 2/23/18	1,700,000	1,691,500	1,700,000	8,500
CH Hold
0.50% 2/1/24	40,909	40,807	41,259	452
Total	$1,845,296	$1,835,039	$1,846,507	$11,468

(continues)	89

Schedules of investments

Optimum Fixed Income Fund

1See Note 7 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3 Notional value shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

4 Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of ($428,922).

5 Markit’s Emerging markets CDX Index, or the CDX.EM Index is composed of 15 sovereign issuers from the following countries: Argentina, Brazil, Chile, China, Columbia, Indonesia, Malaysia, Mexico, Panama, Peru, Philippines, Russia, South Africa, Turkey and Venezuela, which have a S&P credit quality rating of CCC and above.

6 Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade is in the CDS market.

7Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market.

8 Markit’s CMBX Index or the CMBX.NA.AAA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Agency and U.S. Agency mortgage-backed securities appear under U.S. Government.

9 An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

10See Note 1 in “Notes to financial statements.”

11See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

AGC – Assured Guaranty Corporation

ARM – Adjustable Rate Mortgage

ARS – Argentine Peso

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BCLY – Barclays Bank

BNP – BNP Paribas

BNYM – Bank of New York Mellon

BRL – Brazilian Real

CAD – Canadian Dollar

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Index Emerging Markets

CDX.NA.HY – Credit Default Swap Index North America High Yield

CDX.NA.IG – Credit Default Swap Index North America Investment Grade

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CMBX.NA.AAA – Commercial Mortgage-Backed Index North America

CME – Chicago Mercantile Exchange Inc.

COP – Colombian Peso

CSFB – Credit Suisse First Boston

DB – Deutsche Bank

DKK – Danish Krone

EUR – European Monetary Unit

FREMF – Freddie Mac Multifamily

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GSC – Goldman Sachs Capital

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

INR – Indian Rupee

IRS – Interest Rate Swaptions

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

LCH – London Clearing House

MASTR – Mortgage Asset Securitization Transactions, Inc.

MBIA – Municipal Bond Insurance Association Group

MLP – Merrill Lynch Pierce Fenner & Smith

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

O.A.T. – Obligations Assimilables du Tresor

PEN – Peruvian Nuevo Sol

PIK – Payment-in-Kind

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

SEK – Swedish Krona

90

Summary of Abbreviations: (continued)

SGD – Singapore Dollar

TBA – To be announced

TD – Toronto Dominion Bank

THB – Thailand Baht

TIEE – Banxico – Interbank Equilibrium Interest Rate     Banco de Mexico

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – U.S. Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

(continues)	91

Schedules of investments

Optimum International Fund

March 31, 2017

	Number of shares	Value (U.S. $)

Common Stock – 98.64%Δ

Australia – 1.86%
AGL Energy	29,476	$593,843
BHP Billiton ADR *	66,770	2,425,086
Fortescue Metals Group	581,123	2,765,983
Qantas Airways	1,582,213	4,702,274

		10,487,186

Austria – 2.73%
Erste Group Bank	197,810	6,441,499
Lenzing	6,846	1,151,367
Raiffeisen Bank International †	28,408	641,116
Schoeller-Bleckmann Oilfield Equipment *	45,335	3,158,129
voestalpine	101,662	4,001,916

		15,394,027

Bermuda – 1.03%
Everest Re Group	24,884	5,818,128

		5,818,128

Brazil – 1.33%
Banco Bradesco ADR	456,617	4,675,758
Magazine Luiza †	49,400	2,798,061

		7,473,819

Canada – 3.79%
Bank of Montreal	7,900	590,072
Canadian Imperial Bank of Commerce	73,700	6,354,987
Dominion Diamond	76,600	968,840
Magna International Class A	93,437	4,032,296
Power Corp of Canada	24,900	584,935
Power Financial	21,700	573,891
Rogers Communications Class B *	59,198	2,617,736
Royal Bank of Canada	75,900	5,529,910
Tourmaline Oil †	6,200	138,234

		21,390,901

China/Hong Kong – 6.54%
Anhui Conch Cement	957,000	3,250,956
ASM Pacific Technology	52,000	707,251
BYD Class H *	396,000	2,196,178
China Construction Bank	1,587,000	1,276,298
China Life Insurance Class H	2,079,000	6,380,255
CLP Holdings	889,500	9,299,604
Galaxy Entertainment Group	114,000	624,165
HKT Trust & HKT	964,000	1,242,911
Jardine Strategic Holdings	15,500	651,000

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

China/Hong Kong (continued)
Melco Crown Entertainment ADR	158,536	$2,939,257
Orient Overseas International	493,000	2,632,632
Shanghai Fosun Pharmaceutical Group Class H *	911,500	3,354,423
Wharf Holdings	269,000	2,308,731

		36,863,661

Colombia – 0.59%
Bancolombia ADR	83,992	3,348,761

		3,348,761

Czech Republic – 0.41%
Komercni banka	62,893	2,333,973

		2,333,973

Denmark – 1.49%
Danske Bank	17,001	579,003
H. Lundbeck	168,229	7,801,603

		8,380,606

Finland – 0.32%
Neste	46,316	1,806,426

		1,806,426

France – 3.88%
Danone	36,386	2,474,945
Derichebourg	87,294	435,267
Ipsen	20,818	2,082,282
IPSOS	23,199	720,187
Metropole Television	22,770	508,168
Peugeot †	150,150	3,023,398
Safran	60,540	4,522,823
Societe Generale	75,691	3,839,528
Sodexo	36,276	4,266,591

		21,873,189

Germany – 3.38%
Continental	22,220	4,871,233
Deutsche Lufthansa	453,002	7,345,590
Merck	27,674	3,153,016
OSRAM Licht	17,048	1,068,475
Suedzucker	58,820	1,475,861
TUI	82,466	1,140,592

		19,054,767

India – 3.81%
Bharat Petroleum	261,420	2,616,213
ICICI Bank ADR	587,217	5,050,066
Indian Oil	119,100	709,904

92

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

India (continued)
Oil & Natural Gas	2,093,246	$5,963,664
Yes Bank	299,308	7,129,509

		21,469,356

Indonesia – 2.72%
Barito Pacific †	25,923,800	5,641,741
Delta Dunia Makmur †	19,974,800	1,409,051
Indofood Sukses Makmur	4,126,500	2,477,356
Telekomunikasi Indonesia Persero	16,746,000	5,190,123
Telekomunikasi Indonesia Persero ADR	19,743	615,389

		15,333,660

Ireland – 2.07%
ICON *†	146,206	11,655,542

		11,655,542

Israel – 3.34%
Bank Hapoalim	1,248,913	7,612,422
Bank Leumi Le-Israel †	1,259,694	5,563,866
Teva Pharmaceutical Industries ADR	87,503	2,807,971
Tower Semiconductor	51,123	1,178,385
Wix.com †	24,238	1,645,761

		18,808,405

Italy – 1.84%
Enel	443,677	2,089,211
La Doria	45,778	476,883
Prysmian	185,311	4,898,752
Recordati	86,469	2,930,628

		10,395,474

Japan – 17.37%
Adastria	53,400	1,330,084
ANA Holdings	187,000	570,759
Asahi Glass	522,000	4,229,264
Astellas Pharma	255,200	3,360,489
Canon Marketing Japan	28,800	572,742
Daito Trust Construction	26,300	3,613,209
Daiwa House Industry	224,600	6,447,692
Daiwa Securities Group	136,000	828,118
Denso	152,100	6,690,323
EDION	62,400	573,387
Fujitsu	1,080,000	6,605,336
Furukawa Electric	63,000	2,263,541
Gurunavi	54,100	1,132,246
Hitachi	606,000	3,279,574
Kansai Electric Power	188,300	2,312,100

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Japan (continued)
Konami Holdings	84,200	$3,573,565
Lion	228,000	4,100,027
Marubeni	122,900	756,741
Medipal Holdings	114,300	1,792,579
Miraca Holdings	44,300	2,037,330
Mixi	122,300	5,888,152
Morinaga Milk Industry	97,000	719,680
NH Foods	27,000	724,899
Nichiha	22,800	669,685
Nippon Telegraph & Telephone	110,700	4,725,109
North Pacific Bank	164,700	624,301
NTT Data	41,900	1,987,173
Okasan Securities Group	89,000	542,810
Otsuka Holdings	20,700	933,759
Panasonic	54,500	615,836
Plenus	26,000	575,909
SBI Holdings	77,000	1,073,421
Secom	75,700	5,418,605
Shimamura	11,300	1,493,066
Shinmaywa Industries	110,000	1,050,301
Sumitomo Dainippon Pharma	162,400	2,681,139
Suntory Beverage & Food	13,900	585,565
Suzuken	88,500	2,901,509
Takeuchi Manufacturing	58,600	1,104,310
T-Gaia	78,900	1,357,168
Tokyo Electric Power Holdings †	612,900	2,400,291
Toyota Tsusho	19,500	590,272
Yamada Denki	226,700	1,130,140
Yamazaki Baking	100,700	2,071,346

		97,933,552

Mexico – 0.78%
Grupo Financiero Banorte	759,900	4,372,959

		4,372,959

Netherlands – 4.00%
ASR Nederland †	20,503	584,545
Core Laboratories *	54,903	6,342,395
Heineken	48,157	4,099,636
Royal Dutch Shell Class A	439,546	11,542,162

		22,568,738

New Zealand – 0.84%
Spark New Zealand	1,326,047	3,253,456
Xero Private Placement †	104,850	1,454,562

		4,708,018

(continues)	93

Schedules of investments

Optimum International Fund

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Norway – 2.59%
DNB	415,075	$6,579,361
Norsk Hydro	718,899	4,174,641
Statoil ADR *	223,872	3,846,121

		14,600,123

Republic of Korea – 3.73%
Hansol Paper	11,277	192,101
Hyundai Mobis	17,360	3,733,417
Korea Electric Power	29,863	1,240,397
LG Display ADR	46,312	630,769
Samsung Electronics	7,696	14,176,661
SK Hynix	22,885	1,033,437

		21,006,782

Singapore – 1.14%
DBS Group Holdings	289,000	4,008,007
United Industrial	1,095,000	2,418,808

		6,426,815

South Africa – 0.16%
Investec	134,079	915,430

		915,430

Spain – 2.05%
Abertis Infraestructuras	197,123	3,175,392
Amadeus IT Group	164,894	8,366,228

		11,541,620

Sweden – 0.66%
Getinge Class B *	206,415	3,621,215
Probi	1,737	81,222

		3,702,437

Switzerland – 6.60%
Coca-Cola HBC †	24,130	623,091
Credit Suisse Group ADR †	232,731	3,453,728
Ferrexpo	1,484,843	3,132,846
Galenica	5,881	6,200,106
Lonza Group †	26,838	5,074,744
Novartis ADR *	85,885	6,378,679
Roche Holding	25,070	6,402,342
STMicroelectronics	362,462	5,541,045
Zehnder Group †	11,237	366,845

		37,173,426

Taiwan – 2.56%
Advanced Semiconductor
Engineering	3,801,344	4,854,645
Hon Hai Precision Industry	1,741,500	5,222,922
Taiwan Semiconductor Manufacturing	699,000	4,353,992

		14,431,559

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Thailand – 0.55%
Krung Thai Bank NVDR	1,169,900	$694,535
PTT Exploration & Production NVDR	479,000	1,296,384
PTT NVDR	97,400	1,096,946

		3,087,865

Turkey – 0.65%
Akbank	1,261,392	2,960,468
Turkiye Halk Bankasi	250,609	715,051

		3,675,519

United Kingdom – 11.25%
AstraZeneca ADR	109,540	3,411,076
BAE Systems	171,743	1,382,511
Barclays	2,441,673	6,886,196
British American Tobacco	40,185	2,668,433
Debenhams	1,293,595	881,685
Diageo	209,947	6,006,578
GlaxoSmithKline	34,541	718,172
HSBC Holdings	614,235	5,009,164
Imperial Brands	47,294	2,291,377
Indivior	377,052	1,521,628
Investec	329,179	2,243,610
ITV	1,663,631	4,562,671
Kingfisher	419,430	1,713,668
Legal & General Group	187,864	582,082
Metro Bank †	60,572	2,469,482
Mondi	62,180	1,501,235
Rio Tinto	91,659	3,685,776
Rio Tinto ADR *	96,369	3,920,291
Shire	131,186	7,660,957
Worldpay Group 144A #	1,163,401	4,305,825

		63,422,417

United States – 2.58%
Carnival	119,036	7,012,411
Carnival (London Stock Exchange)	10,323	592,104
International Game Technology	257,548	6,103,888
Project Star =p†	142	633,481
Project Star Series G =p†	47	209,673

		14,551,557

Total Common Stock (cost $518,248,296)		556,006,698

94

	Principal amount°	Value (U.S. $)

Short-Term Investments – 0.89%

Discount Notes – 0.20%≠
Federal Home Loan Bank
0.53% 4/25/17	25,231	$25,220
0.55% 5/26/17	349,345	348,975
0.69% 4/28/17	607,331	607,045
0.765% 5/19/17	137,663	137,536

		1,118,776

Repurchase Agreements – 0.54%
Bank of America Merrill Lynch 0.73%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $999,357 (collateralized by U.S. government obligations 0.125% 4/15/18; market value $1,019,283)	999,296	999,296
Bank of Montreal 0.66%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $999,352 (collateralized by U.S. government obligations 0.75%–2.00% 2/28/19–2/15/45; market value $1,019,283)	999,297	999,297
BNP Paribas 0.76%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $1,060,474 (collateralized by U.S. government obligations 0.00%–3.125% 6/30/17–2/15/43; market value $1,081,615)	1,060,407	1,060,407

		3,059,000

U.S. Treasury Obligation – 0.15%≠
U.S. Treasury Bill 0.44% 4/13/17	844,055	843,888

		843,888

Total Short-Term Investments (cost $5,021,744)		5,021,664

Total Value of Securities Before Securities Lending Collateral – 99.53% (cost $523,270,040)		561,028,362

	Number of shares	Value (U.S. $)

Securities Lending Collateral** – 3.39%

Certificates of Deposit – 0.61%≠
Australia & New Zealand Banking Group (London) 0.94% 4/3/17	859,000	$859,000
Canadian Imperial Bank of Commerce (Cayman) 0.82% 4/3/17	564,000	564,000
CommonWealth Bank Australia (London) 0.83% 4/3/17	331,000	331,000
National Australia Bank (Cayman) 0.80% 4/3/17	558,000	558,000
National Bank of Canada (Montrial) 0.81% 4/3/17	859,000	859,000
Royal Bank of Canada (Toronto) 0.81% 4/3/17	263,000	263,000

		3,434,000

Floating Rate Notes – 0.70%
Bank of Montreal (Chicago) 1.462% 5/15/17 ●	278,000	278,177
Bank of Nova Scotia
1.273% 3/2/18 ●	305,000	304,923
1.516% 6/9/17 ●	200,000	200,181
Canadian Imperial Bank of Commerce (New York) 1.333% 7/17/17 ●	295,000	295,201
Chase Bank USA 1.506% 6/9/17 ●	261,000	261,231
CommonWealth Bank Australia
1.335% 11/3/17 ●	251,000	251,313
1.338% 2/16/18 ●	276,000	276,150
National Australia Bank 1.367% 2/23/18 ●	301,000	301,151
Royal Bank of Canada 1.454% 6/2/17 ●	331,000	331,259
Royal Bank of Canada (New York) 1.248% 3/16/18 ●	264,000	263,807
Wells Fargo Bank
1.398% 11/7/17 ●	272,000	272,391
1.455% 6/1/17 ●	315,000	315,229
Westpac Banking 1.382% 5/19/17 ●	292,000	292,111
Westpac Banking (New York) 1.104% 6/1/17 ●	285,000	285,132

		3,928,256

(continues)	95

Schedules of investments

Optimum International Fund

	Number of shares	Value (U.S. $)

Securities Lending Collateral** (continued)

Repurchase Agreements – 2.08%≠
Bank of Montreal 0.78%, dated 3/31/17 to be repurchased on 4/3/17, repurchase price $2,840,315 (collateralized by U.S. government obligations 0.125%-2.625% 7/31/17-5/31/21; market value $2,897,068)	2,840,253	$2,840,253
Credit Agricole 0.80%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $4,444,700 (collateralized by U.S. government obligations 0.625% 7/15/21; market value $4,533,494)	4,444,601	4,444,601
J.P. Morgan Securities 0.80%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $4,444,700 (collateralized by U.S. government obligations 0.125%-2.625% 7/15/17-7/15/21; market value $4,533,663)	4,444,601	4,444,601

		11,729,455

Total Securities Lending Collateral (cost $19,089,591)		19,091,711

Total Value of Securities – 102.92% (cost $542,359,631)		$580,120,073⬛

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2017, the aggregate value of Rule 144A securities was $4,305,825, which represents 0.76% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements “for additional information on securities lending collateral and non-cash collateral.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2017, the aggregate value of fair valued securities was $843,154, which represents 0.15% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
⬛	Includes $26,639,200 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 41 in “Security type / country and sector allocations.”
p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2017, the aggregate value of restricted securities was $843,154, which represented 0.15% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and table below for additional details on restricted securities.

†	Non-income producing security.
●	Variable rate security. Each rate shown is as of March 31, 2017. Interest rates reset periodically.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Project Star	5/7/20 14	$999,482	$633,481
Project Star Series G	10/29/14	396,433	209,673

Total		$1,395,915	$843,154

The following foreign currency exchange contract was outstanding at March 31, 2017:1

Foreign Currency Exchange Contracts

						Unrealized
	Contract to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BBH	IDR	8,894,957,571	USD	(668,291)	4/3/17	$(530)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BBH – Brown Brothers Harriman

IDR – Indonesian Rupiah

NVDR – Non-Voting Depositor Receipt

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

96

Optimum Large Cap Growth Fund

March 31, 2017

	Number of shares	Value (U.S. $)

Common Stock – 96.79%²

Consumer Discretionary – 22.05%
Amazon.com †	112,809	$100,009,691
AutoZone †	10,586	7,654,207
CBS Class B	168,579	11,692,639
Charter Communications Class A †	11,367	3,720,646
Comcast Class A	527,700	19,836,243
Ctrip.com International ADR †	78,000	3,833,700
Delphi Automotive (United Kingdom)	154,807	12,460,415
Dollar General	71,500	4,985,695
eBay †	99,615	3,344,076
Ferrari (Italy)	85,709	6,373,321
Flipkart Limited =p†	1,530	142,520
Flipkart Limited Series A =p†	522	48,624
Flipkart Limited Series C =p†	921	85,791
Flipkart Limited Series E =p†	1,712	159,473
Flipkart Limited Series G =p†	7,188	669,562
Flipkart Limited Series H =p†	6,977	649,908
Hilton Grand Vacations †	13,120	376,019
Hilton Worldwide Holdings	33,233	1,942,801
Home Depot	134,636	19,768,604
Johnson Controls
International	86,694	3,651,551
Lowe’s	91,300	7,505,773
Marriott International Class A	92,663	8,727,001
MGM Resorts International	116,670	3,196,758
Netflix †	33,467	4,946,757
Newell Brands	172,028	8,114,561
NIKE Class B	46,379	2,584,702
O’Reilly Automotive †	17,900	4,830,136
Priceline Group †	19,600	34,887,412
PVH	42,623	4,410,202
Ross Stores	72,700	4,788,749
Starbucks	176,649	10,314,535
Tesla †	41,707	11,607,058
Time Warner	42,234	4,126,684
Tractor Supply	52,497	3,620,718
Walt Disney	77,601	8,799,177
Yum! Brands	59,200	3,782,880

		327,648,589

Consumer Staples – 3.42%
Costco Wholesale	28,282	4,742,609
Molson Coors Brewing Class B	70,424	6,740,281
Mondelez International	100,400	4,325,232
PepsiCo	62,037	6,939,459
Philip Morris International	188,184	21,245,974

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Consumer Staples (continued)
Walgreens Boots Alliance	82,894	$6,884,347

		50,877,902

Energy – 1.02%
Anadarko Petroleum	123,045	7,628,790
Halliburton	76,706	3,774,702
Pioneer Natural Resources	20,014	3,727,207

		15,130,699

Financials – 4.69%
Bank of America	246,708	5,819,842
Charles Schwab	137,400	5,607,294
First Republic Bank	45,006	4,222,013
Intercontinental Exchange	289,659	17,341,884
JPMorgan Chase & Co.	71,963	6,321,230
Morgan Stanley	335,877	14,388,971
S&P Global	28,623	3,742,171
State Street	63,200	5,031,352
TD Ameritrade Holding	108,823	4,228,862
Wells Fargo & Co.	51,158	2,847,454
WeWork Companies =p†	2,473	121,720

		69,672,793

Healthcare – 14.85%
ACADIA Pharmaceuticals †	68,100	2,341,278
Aetna	94,576	12,063,169
Alexion Pharmaceuticals †	69,778	8,459,885
Allergan	65,782	15,716,635
Anthem	19,100	3,158,758
Biogen †	26,757	7,315,899
BioMarin Pharmaceutical †	38,873	3,412,272
Boston Scientific †	144,466	3,592,869
Bristol-Myers Squibb	91,693	4,986,265
Celgene †	142,892	17,780,052
Centene †	67,417	4,804,135
Cigna	40,685	5,959,946
Danaher	187,136	16,005,742
DexCom †	49,340	4,180,578
Edwards Lifesciences †	54,536	5,130,202
Envision Healthcare †	12,378	759,019
HCA Holdings †	54,573	4,856,451
Humana	59,337	12,231,729
Illumina †	22,213	3,790,426
Incyte †	48,281	6,453,721
Intuitive Surgical †	15,700	12,033,579
Medtronic	49,946	4,023,650
Merck & Co.	75,700	4,809,978
Stryker	67,600	8,899,540
UnitedHealth Group	174,726	28,656,811

(continues)	97

Schedules of investments

Optimum Large Cap Growth Fund

Number of shares	Value (U.S. $)

Common Stock² (continued)

Healthcare (continued)
Vertex Pharmaceuticals †	124,441	$13,607,623
Zoetis	105,800	5,646,546

		220,676,758

Industrials – 6.23%
Acuity Brands	18,299	3,732,996
American Airlines Group	130,200	5,507,460
Boeing	61,500	10,876,890
Equifax	36,394	4,976,516
Fortive	49,200	2,962,824
Fortune Brands Home & Security	7,434	452,359
HD Supply Holdings †	157,153	6,462,917
Honeywell International	258,885	32,326,970
IHS Markit (United Kingdom) Class A †	66,698	2,797,981
Illinois Tool Works	29,300	3,881,371
Rockwell Automation	24,391	3,797,923
Roper Technologies	34,989	7,224,879
Union Pacific	61,284	6,491,201
Wabtec	13,960	1,088,880

		92,581,167

Information Technology – 39.83%
Adobe Systems †	68,433	8,905,186
Alibaba Group Holding ADR †	191,512	20,650,739
Alphabet Class A †	31,400	26,620,920
Alphabet Class C †	79,707	66,121,739
Apple	638,186	91,681,801
Applied Materials	91,804	3,571,176
ASML Holding (Netherlands) †	29,100	3,864,480
Autodesk †	63,507	5,491,450
Broadcom	77,390	16,945,314
Cognizant Technology Solutions Class A †	93,404	5,559,406
Dropbox Class A =p†	61,727	477,921
Electronic Arts †	123,245	11,032,892
Facebook Class A †	487,731	69,282,189
Fidelity National Information Services	53,100	4,227,822
Fiserv †	53,494	6,168,393
Intuit	37,500	4,349,625
Mastercard Class A	142,300	16,004,481
MercadoLibre (Argentina)	17,200	3,637,284
Microchip Technology	69,982	5,163,272
Micron Technology †	275,662	7,966,632
Microsemi †	77,528	3,995,018

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
Microsoft	1,045,064	$68,827,915
NVIDIA	13,173	1,434,935
NXP Semiconductors (Netherlands) †	72,416	7,495,056
PayPal Holdings †	345,300	14,854,806
Red Hat †	37,101	3,209,238
salesforce.com †	305,656	25,213,563
ServiceNow †	92,316	8,074,881
Snap Class A †	77,373	1,743,214
Snap Class A =p†	37,203	796,274
Snap Class B =p†	37,203	796,274
Tencent Holdings (China) (Hong Kong Exchange)	331,900	9,515,193
VeriSign †	46,843	4,080,494
Visa Class A	594,503	52,833,482
Western Digital	83,234	6,869,302
Workday Class A †	52,100	4,338,888

		591,801,255

Materials – 1.08%
Air Products & Chemicals	50,000	6,764,500
Ashland Global Holdings	14,200	1,758,102
Monsanto	32,528	3,682,170
Vulcan Materials	19,180	2,310,806
WR Grace & Co.	20,978	1,462,376

		15,977,954

Real Estate – 2.28%
American Tower	96,800	11,765,072
Crown Castle International	126,254	11,924,690
Equinix	25,308	10,132,564

		33,822,326

Telecommunication Services – 0.93%
Level 3 Communications †	68,342	3,910,529
T-Mobile US †	152,333	9,839,188

		13,749,717

Utilities – 0.41%
NextEra Energy	47,700	6,123,249

		6,123,249

Total Common Stock (cost $1,133,448,944)		1,438,062,409

Convertible Preferred Stock – 0.57%

Airbnb Private Placement
Series D =p†	23,130	2,307,218
Series E =p†	13,611	1,357,697
Magic Leap =p†	43,435	950,416

98

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Uber Technologies
Series G =p†	34,197	$1,584,470
WeWork Companies
Series E =p†	22,244	1,094,839
Xiaoju Kuaizhi (China) =p†	32,416	1,177,211

Total Convertible Preferred Stock (cost $6,497,745)		8,471,851

U.S. Master Limited Partnerships – 0.47%

Blackstone Group	235,308	6,988,648

Total U.S. Master Limited Partnerships (cost $6,955,628)		6,988,648

	Principal amount°

Short-Term Investments – 1.47%

Repurchase Agreements – 1.47%
Bank of America Merrill Lynch 0.73%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $7,137,613 (collateralized by U.S. government obligations 0.125% 4/15/18; market value $7,279,926)	7,137,179	7,137,179
Bank of Montreal 0.66%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $7,137,572 (collateralized by U.S. government obligations 0.75%–2.00% 2/28/19–2/15/45; market value $7,279,924)	7,137,179	7,137,179

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.76%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $7,574,121 (collateralized by U.S. government obligations 0.00%–3.125% 6/30/17–2/15/43; market value $7,725,114)	7,573,642	$7,573,642

		21,848,000

Total Short-Term Investments (cost $21,848,000)		21,848,000

Total Value of Securities – 99.30% (cost $1,168,750,317)		$1,475,370,908

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2017, the aggregate value of fair valued securities was $12,419,918, which represents 0.84% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31,2017, the aggregate value of restricted securities was $12,419,918, which represented 0.84% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and table on the next page for additional details on restricted securities.

†	Non-income producing security.

(continues)	99

Schedules of investments

Optimum Large Cap Growth Fund

Restricted securities

Investment	Date of Acquisition	Cost	Value
Airbnb Private Placement Series D	4/16/14	$941,692	$2,307,218
Airbnb Private Placement Series E	7/14/15	1,267,108	1,357,697
Dropbox Class A	11/07/14	1,179,060	477,921
Flipkart Limited	3/19/15	174,419	142,520
Flipkart Limited Series A	3/19/15	59,508	48,624
Flipkart Limited Series C	3/19/15	104,994	85,791
Flipkart Limited Series E	3/19/15	195,167	159,473
Flipkart Limited Series G	12/17/14	860,835	669,562
Flipkart Limited Series H	4/17/15	992,408	649,908
Magic Leap	1/20/16	1,000,438	950,416
Snap Class A	5/06/16	571,438	796,274
Snap Class B	5/06/16	571,438	796,274
Uber Technologies Series G	12/03/15	1,667,863	1,584,470
WeWork Companies	6/23/15	81,336	121,720
WeWork Companies Series E	6/23/15	731,596	1,094,839
Xiaoju Kuaizhi (China)	10/19/15	889,048	1,177,211

Total		$11,288,348	$12,419,918

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

100

Optimum Large Cap Value Fund

March 31, 2017

	Number of shares	Value (U.S. $)

Common Stock – 98.50%²

Consumer Discretionary – 7.12%
Advance Auto Parts	12,326	$1,827,453
CBS Class B	121,298	8,413,229
Comcast Class A Special	493,580	18,553,672
Delphi Automotive (United Kingdom)	82,476	6,638,493
Hanesbrands	127,158	2,639,800
Harley-Davidson	32,843	1,987,002
Home Depot	32,955	4,838,783
Interpublic Group	140,041	3,440,807
Newell Brands	23,345	1,101,184
Omnicom Group	108,695	9,370,596
PulteGroup	319,022	7,512,968
PVH	67,396	6,973,464
Skechers U.S.A. Class A †	239,496	6,574,165
Target	43,542	2,403,083
Time Warner	119,640	11,690,024
Walt Disney	14,296	1,621,023

		95,585,746

Consumer Staples – 9.67%
Altria Group	53,752	3,838,968
Archer-Daniels-Midland	74,896	3,448,212
Coty Class A	178,081	3,228,609
CVS Health	134,399	10,550,322
Danone (France)	41,316	2,810,280
Diageo (United Kingdom)	239,616	6,855,407
General Mills	96,642	5,702,844
Hershey	75,212	8,216,911
JM Smucker	23,278	3,051,280
Kroger	185,186	5,461,135
Mead Johnson Nutrition	22,606	2,013,742
Nestle (Switzerland)	137,780	10,570,951
PepsiCo	133,199	14,899,640
Philip Morris International	226,035	25,519,352
Procter & Gamble	178,269	16,017,470
Tyson Foods Class A	123,053	7,593,601

		129,778,724

Energy – 7.71%
Antero Resources †	189,995	4,333,786
Chevron	198,212	21,282,022
ConocoPhillips	176,452	8,799,661
Energen †	109,240	5,947,026
EOG Resources	181,393	17,694,887
Exxon Mobil	226,895	18,607,659
Halliburton	135,229	6,654,619
Occidental Petroleum	76,697	4,859,522
Schlumberger	110,625	8,639,813

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Energy (continued)
Valero Energy	99,388	$6,588,431

		103,407,426

Financials – 26.50%
Allstate	121,098	9,868,276
American Express	173,786	13,748,211
Ameriprise Financial	63,979	8,296,797
Aon (United Kingdom)	92,405	10,967,549
Bank of America	1,026,854	24,223,486
Bank of New York Mellon	154,413	7,292,926
Berkshire Hathaway Class B †	26,289	4,381,850
BlackRock	15,814	6,064,827
Chubb (Switzerland)	193,192	26,322,410
Citigroup	193,539	11,577,503
Discover Financial Services	147,123	10,061,742
Franklin Resources	82,819	3,489,993
Goldman Sachs Group	64,990	14,929,503
Huntington Bancshares	700,381	9,378,102
JPMorgan Chase & Co.	641,385	56,339,258
MetLife	270,243	14,274,235
Moody’s	41,111	4,606,076
Morgan Stanley	154,385	6,613,853
Nasdaq	100,566	6,984,309
PNC Financial Services Group	70,715	8,502,772
Prudential Financial	47,750	5,093,970
S&P Global	11,139	1,456,313
State Street	201,327	16,027,642
SunTrust Banks	227,524	12,582,077
T Rowe Price Group	17,501	1,192,693
Travelers	106,302	12,813,643
U.S. Bancorp	291,078	14,990,517
Wells Fargo & Co.	603,533	33,592,647

		355,673,180

Healthcare – 13.59%
Abbott Laboratories	225,504	10,014,633
Amgen	34,501	5,660,579
Celgene †	69,260	8,618,022
Cigna	23,973	3,511,805
Danaher	159,871	13,673,767
Eli Lilly & Co.	125,231	10,533,179
Express Scripts Holding †	50,195	3,308,352
Gilead Sciences	78,061	5,301,903
Hill-Rom Holdings	53,225	3,757,685
Johnson & Johnson	264,777	32,977,975
McKesson	29,749	4,410,587
Medtronic (Ireland)	306,640	24,702,918
Merck & Co.	100,983	6,416,460

(continues)	101

Schedules of investments

Optimum Large Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Healthcare (continued)
Novartis (Switzerland)	19,774	$1,467,775
Pfizer	819,859	28,047,376
Roche Holding (Switzerland)	5,623	1,435,994
Thermo Fisher Scientific	48,164	7,397,990
UnitedHealth Group	68,258	11,194,995

		182,431,995

Industrials – 13.22%
3M	70,673	13,521,865
Canadian National Railway (Canada)	49,745	3,677,648
Delta Air Lines	175,990	8,088,500
Eaton	81,398	6,035,662
Equifax	22,850	3,124,509
Fluor	103,508	5,446,591
General Electric	289,325	8,621,885
Honeywell International	100,149	12,505,606
Illinois Tool Works	47,069	6,235,230
Ingersoll-Rand	46,308	3,765,767
Johnson Controls International	321,139	13,526,375
Lockheed Martin	29,062	7,776,991
Northrop Grumman	71,524	17,011,268
Parker-Hannifin	76,067	12,195,061
Quanta Services †	137,984	5,120,586
Raytheon	33,681	5,136,353
Stanley Black & Decker	97,864	13,003,190
Union Pacific	45,543	4,823,915
United Parcel Service Class B	89,846	9,640,476
United Technologies	66,601	7,473,298
Waste Management	146,213	10,661,852

		177,392,628

Information Technology – 7.82%
Accenture Class A (Ireland)	140,659	16,862,201
Amdocs	26,719	1,629,592
Apple	39,976	5,742,952
Booz Allen Hamilton Holding	150,290	5,318,763
Cisco Systems	329,887	11,150,181
Cognizant Technology Solutions Class A †	42,475	2,528,112
Fidelity National Information Services	78,423	6,244,039
Fiserv †	26,792	3,089,386
Hewlett Packard Enterprise	327,459	7,760,778
Intel	184,613	6,658,991
International Business Machines	26,482	4,611,575

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
Microsoft	160,155	$10,547,808
Oracle	81,172	3,621,083
QUALCOMM	163,723	9,387,877
Texas Instruments	121,058	9,752,432

		104,905,770

Materials – 4.58%
Crown Holdings †	56,951	3,015,555
Dow Chemical	233,448	14,833,286
EI du Pont de Nemours & Co.	41,469	3,331,205
LyondellBasell Industries
Class A	72,396	6,601,791
Monsanto	22,833	2,584,696
Nucor	136,076	8,126,459
PPG Industries	122,191	12,839,830
Sherwin-Williams	15,595	4,837,413
WestRock	100,584	5,233,385

		61,403,620

Real Estate – 1.58%
Equity LifeStyle Properties	78,920	6,081,575
Kimco Realty	237,616	5,248,937
Prologis	152,647	7,919,326
Public Storage	9,087	1,989,235

		21,239,073

Telecommunication Services – 2.72%
AT&T	515,502	21,419,108
Verizon Communications	307,956	15,012,855

		36,431,963

Utilities – 3.99%
American Electric Power	119,347	8,011,764
DTE Energy	86,618	8,844,564
Duke Energy	86,003	7,053,106
Edison International	134,391	10,698,868
Public Service Enterprise Group	183,430	8,135,122
Xcel Energy	243,536	10,825,175

		53,568,599

Total Common Stock (cost $1,122,078,077)		1,321,818,724

102

	Principal amount°	Value (U.S. $)

Short-Term Investments – 1.29%

Discount Notes – 0.48%≠
Federal Home Loan Bank
0.53% 4/25/17	124,861	$124,809
0.55% 5/26/17	269,001	268,716
0.69% 4/28/17	1,055,265	1,054,767
0.765% 5/19/17	4,973,759	4,969,183

		6,417,475

Repurchase Agreements – 0.71%
Bank of America Merrill Lynch 0.73%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $3,112,742 (collateralized by U.S. government obligations 0.125% 4/15/18; market value $3,174,805)	3,112,552	3,112,552
Bank of Montreal 0.66%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $3,112,724 (collateralized by U.S. government obligations 0.75%–2.00% 2/28/19–2/15/45; market value $3,174,804)	3,112,552	3,112,553

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.76%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $3,303,104 (collateralized by U.S. government obligations 0.00%–3.125% 6/30/17–2/15/43; market value $3,368,953)	3,302,895	$3,302,895

		9,528,000

U.S. Treasury Obligation – 0.10%≠
U.S. Treasury Bill 0.44% 4/13/17	1,406,339	1,406,060

		1,406,060

Total Short-Term Investments (cost $17,351,128)		17,351,535

Total Value of Securities – 99.79% (cost $1,139,429,205)		$1,339,170,259

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

103

Schedules of investments

Optimum Small-Mid Cap Growth Fund

March 31, 2017

	Number of shares	Value (U.S. $)

Common Stock – 97.06%²

Consumer Discretionary – 17.43%
At Home Group †	46,673	$707,563
BorgWarner	78,890	3,296,813
Burlington Stores †	83,988	8,171,192
Chico’s FAS	89,745	1,274,379
Children’s Place	25,600	3,073,280
Darden Restaurants	28,800	2,409,696
Dave & Buster’s Entertainment †	27,540	1,682,419
Del Taco Restaurants †	99,421	1,318,322
Dick’s Sporting Goods	42,630	2,074,376
DR Horton	46,800	1,558,908
Expedia	8,500	1,072,445
Extended Stay America	123,307	1,965,514
Gentherm †	49,608	1,947,114
G-III Apparel Group †	26,673	583,872
Houghton Mifflin Harcourt †	91,058	924,239
IMAX (Canada) †	87,272	2,967,248
iRobot †	18,895	1,249,715
Kate Spade †	59,965	1,392,987
Lions Gate Entertainment Class A †	33,691	894,833
Lions Gate Entertainment Class B †	33,691	821,386
Mohawk Industries †	19,155	4,395,881
Monro Muffler Brake	26,228	1,366,479
Nexstar Media Group	18,269	1,281,570
Norwegian Cruise Line Holdings †	85,340	4,329,298
Panera Bread Class A †	6,255	1,637,997
Party City Holdco †	109,774	1,542,325
Restaurant Brands International (Canada)	19,000	1,059,060
Royal Caribbean Cruises	56,360	5,529,480
Sportsman’s Warehouse Holdings †	100,628	481,002
Tenneco	54,905	3,427,170
Ulta Beauty †	14,265	4,068,806
Vail Resorts	21,137	4,056,190
Wynn Resorts	19,700	2,257,817
Zoe’s Kitchen †	65,141	1,205,108
Zumiez †	57,960	1,060,668

		77,085,152

Consumer Staples – 3.24%
Central Garden & Pet Class A †	61,595	2,138,578
Energizer Holdings	40,000	2,230,000
Inter Parfums	64,245	2,348,155
Performance Food Group †	89,130	2,121,294

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Consumer Staples (continued)
Snyder’s-Lance	136,409	$5,498,647

		14,336,674

Energy – 1.97%
Diamondback Energy †	11,929	1,237,216
Fairmount Santrol Holdings †	128,537	942,176
GasLog (Monaco)	86,354	1,325,534
Keane Group †	84,190	1,203,917
Matador Resources †	38,100	906,399
Oasis Petroleum †	86,882	1,238,938
Parsley Energy Class A †	30,330	986,028
QEP Resources †	67,243	854,659

		8,694,867

Financials – 7.24%
Argo Group International Holdings (Bermuda)	41,555	2,817,429
Comerica	28,530	1,956,587
Essent Group †	70,247	2,540,834
Evercore Partners Class A	31,674	2,467,405
First Republic Bank	39,205	3,677,821
MarketAxess Holdings	5,800	1,087,442
Radian Group	126,100	2,264,756
ServisFirst Bancshares	38,702	1,407,979
Signature Bank †	9,599	1,424,396
Stifel Financial †	42,826	2,149,437
SVB Financial Group †	16,056	2,987,861
Virtu Financial Class A	92,630	1,574,710
Virtus Investment Partners	13,916	1,473,704
Zions Bancorporation	100,060	4,202,520

		32,032,881

Healthcare – 18.60%
Alder Biopharmaceuticals †	32,613	678,350
Alnylam Pharmaceuticals †	17,269	885,036
AMN Healthcare Services †	53,175	2,158,905
Analogic	13,618	1,033,606
athenahealth †	13,633	1,536,303
AtriCure †	87,310	1,671,986
Bioverativ †	26,649	1,451,304
Bluebird Bio †	11,375	1,033,987
Cerus †	287,609	1,279,860
Coherus Biosciences †	47,755	1,010,018
DexCom †	45,031	3,815,477
Emergent BioSolutions †	25,772	748,419
Evolent Health Class A †	89,012	1,984,968
Flexion Therapeutics †	55,579	1,495,631
Galapagos ADR †	9,082	782,778
HealthEquity †	60,248	2,557,528
ICON (Ireland) †	32,471	2,588,588

104

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Healthcare (continued)
IDEXX Laboratories †	35,975	$5,562,095
Inogen †	31,761	2,463,383
Integra LifeSciences Holdings †	51,300	2,161,269
Intra-Cellular Therapies †	40,863	664,024
Intrexon †	31,902	632,298
K2M Group Holdings †	200,075	4,103,538
Lexicon Pharmaceuticals †	68,266	978,934
LifePoint Health †	17,687	1,158,499
Medidata Solutions †	24,646	1,421,828
Mettler-Toledo International †	7,985	3,824,096
Neurocrine Biosciences †	24,315	1,052,839
Nevro †	72,838	6,824,921
Novocure (United Kingdom) †	95,377	772,554
NuVasive †	21,350	1,594,418
Pacira Pharmaceuticals †	28,002	1,276,891
Radius Health †	18,415	711,740
Spectranetics †	70,489	2,052,992
Surgery Partners †	94,430	1,841,385
Teladoc †	66,495	1,662,375
TESARO †	22,712	3,494,695
Vocera Communications †	185,113	4,596,356
WellCare Health Plans †	30,905	4,333,190
Wright Medical Group (Netherlands) †	75,772	2,358,025

		82,255,089

Industrials – 15.53%
AMETEK	80,800	4,369,664
AO Smith	48,058	2,458,647
Apogee Enterprises	53,207	3,171,669
Copart †	50,191	3,108,329
Dycom Industries †	13,665	1,270,162
EnPro Industries	33,678	2,396,526
Foundation Building Materials †	58,956	941,527
Genesee & Wyoming †	46,381	3,147,415
Granite Construction	41,966	2,106,274
Hub Group Class A †	30,334	1,407,498
JELD-WEN Holding †	22,766	747,863
John Bean Technologies	20,200	1,776,590
KAR Auction Services	40,853	1,784,050
Masonite International †	21,145	1,675,741
Mercury Systems †	64,000	2,499,200
Middleby †	34,215	4,668,637
NCI Building Systems †	105,701	1,812,772
Nordson	17,500	2,149,700
On Assignment †	92,043	4,466,847
PGT Innovations †	127,091	1,366,228

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Industrials (continued)
REV Group †	68,762	$1,895,768
RPX †	73,725	884,700
Spirit Airlines †	20,375	1,081,301
SPX †	36,371	881,997
Swift Transportation †	61,526	1,263,744
Terex	38,000	1,193,200
Timken	49,600	2,241,920
TransUnion †	50,300	1,929,005
United Rentals †	14,100	1,763,205
Wabash National	131,543	2,721,625
WABCO Holdings †	32,000	3,757,440
West	71,842	1,754,382

		68,693,626

Information Technology – 27.90%
2U †	65,274	2,588,767
Acxiom †	102,407	2,915,527
Atlassian (Australia) †	48,979	1,466,921
Axcelis Technologies †	11,861	222,987
Benefitfocus †	54,800	1,531,660
Booz Allen Hamilton Holding	62,050	2,195,949
CACI International Class A †	10,185	1,194,701
Cadence Design Systems †	94,552	2,968,933
Ciena †	99,542	2,350,187
Cognex	33,215	2,788,399
Coherent †	12,270	2,523,203
CommScope Holding †	106,445	4,439,821
Cornerstone OnDemand †	44,956	1,748,339
CyberArk Software (Israel) †	38,157	1,941,047
Cypress Semiconductor	191,725	2,638,136
Finisar †	69,500	1,900,130
Five9 †	95,054	1,564,589
FormFactor †	169,449	2,007,971
GrubHub †	29,405	967,130
Hortonworks †	98,076	962,126
Inphi †	48,400	2,362,888
IPG Photonics †	9,300	1,122,510
MACOM Technology Solutions
Holdings †	18,670	901,761
Micron Technology †	192,345	5,558,771
Microsemi †	61,550	3,171,671
Mimecast †	55,954	1,252,810
MINDBODY Class A †	108,775	2,985,874
MKS Instruments	34,330	2,360,187
Nanometrics †	46,750	1,424,005
New Relic †	40,796	1,512,308
Nuance Communications †	114,661	1,984,782
OSI Systems †	25,086	1,831,027

(continues)	105

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
Pandora Media †	93,685	$1,106,420
PTC †	93,135	4,894,244
Pure Storage Class A †	36,123	355,089
RealPage †	89,585	3,126,517
RingCentral Class A †	73,840	2,089,672
ServiceNow †	57,660	5,043,520
Shopify Class A (Canada) Class A †	53,349	3,632,533
Silicon Motion Technology ADR	32,315	1,510,726
Square Class A †	210,653	3,640,084
SS&C Technologies Holdings	123,127	4,358,696
Stamps.com †	18,810	2,226,163
Synchronoss Technologies †	30,147	735,587
Take-Two Interactive Software †	40,600	2,406,362
Talend ADR †	35,540	1,058,381
Teradyne	98,883	3,075,261
Trimble †	82,355	2,636,183
Ultimate Software Group †	7,749	1,512,682
Universal Display	77,545	6,676,624
Vantiv Class A †	63,282	4,057,642
Zendesk †	65,641	1,840,574

		123,368,077

Materials – 4.63%
Albemarle	51,895	5,482,188
Boise Cascade †	84,337	2,251,798
Carpenter Technology	40,570	1,513,261
FMC	35,700	2,484,363
Forterra †	84,921	1,655,959
Olin	66,400	2,182,568
Platform Specialty Products †	93,600	1,218,672
Steel Dynamics	54,934	1,909,506
US Concrete †	27,610	1,782,225

		20,480,540

Real Estate – 0.52%
QTS Realty Trust	47,021	2,292,274

		2,292,274

Total Common Stock (cost $355,070,350)		429,239,180

Convertible Preferred Stock – 1.21%

Cloudera=p†	30,243	718,876
DocuSign
Series B =p†	1,166	20,533

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

DocuSign
Series B-1 =p†	349	$6,146
Series C =p†	4,474	78,787
Series D =p†	838	14,757
Series E =p†	21,664	381,503
DraftKings
Series D =p†	56,648	164,279
Series D-1 =p†	50,706	147,048
Honest=p†	15,249	642,440
MarkLogic=p†	83,588	1,027,297
Nutanix=p†	40,185	754,273
Veracode Series 8=p†	30,584	611,068
Zuora=p†	209,844	772,226

Total Convertible Preferred Stock (cost $5,103,829)		5,339,233

	Principal amount°

Short-Term Investments – 2.42%

Discount Notes – 1.25%≠
Federal Home Loan Bank
0.53% 4/25/17	1,154,799	1,154,319
0.55% 5/26/17	1,322,047	1,320,646
0.69% 4/28/17	615,439	615,148
0.765% 5/19/17	2,458,848	2,456,586

		5,546,699

Repurchase Agreements – 0.71%
Bank of America Merrill Lynch 0.73%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $1,024,186 (collateralized by U.S. government obligations 0.125% 4/15/18; market value $1,044,607)	1,024,124	1,024,124
Bank of Montreal 0.66%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $1,024,180 (collateralized by U.S. government obligations 0.75%–2.00% 2/28/19–2/15/45; market value $1,044,606)	1,024,124	1,024,124

106

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.76%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $1,086,821 (collateralized by U.S. government obligations 0.00%–3.125% 6/30/17–2/15/43; market value $1,108,487)	1,086,752	$1,086,752

		3,135,000

U.S. Treasury Obligation – 0.46%≠
U.S. Treasury Bill 0.44% 4/13/17	2,017,768	2,017,369

Total Short-Term Investments (cost $10,699,260)		10,699,068

Total Value of Securities – 100.69% (cost $370,873,439)		$445,277,481

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2017, the aggregate value of fair valued securities was $5,339,233, which represents 1.21% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
p

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2017, the aggregate value of restricted securities was $5,339,233, which represented 1.21% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and table below for additional details on restricted securities.

†	Non-income producing security.

ADR – American Depositary Receipt

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Cloudera	2/5/14	$440,338	$718,876
DocuSign Series B	2/28/14	15,312	20,533
DocuSign Series B-1	2/28/14	4,583	6,146
DocuSign Series C	4/30/15	85,423	78,787
DocuSign Series D	2/28/14	11,005	14,757
DocuSign Series E	2/28/14	284,500	381,503
DraftKings Series D	7/16/15	160,995	86,687
DraftKings Series D	7/17/15	11,634	6,264
DraftKings Series D	8/11/15	132,472	71,329
DraftKings Series D-1	8/11/15	346,062	130,923
DraftKings Series D-1	8/18/15	42,620	16,124
Honest	8/3/15	697,718	642,440
MarkLogic	4/27/15	970,808	1,027,297
Nutanix	8/25/14	538,338	754,273
Veracode Series 8	8/26/14	564,761	611,068
Zuora	1/15/15	797,260	772,226

Total		$5,103,829	$5,339,233

See accompanying notes, which are an integral part of the financial statements.

(continues)	107

Schedules of investments

Optimum Small-Mid Cap Value Fund

March 31, 2017

	Number of shares	Value (U.S. $)

Common Stock – 98.83%

Consumer Discretionary – 9.41%
AMC Networks Class A †	23,572	$1,383,205
American Eagle Outfitters	62,200	872,666
Bed Bath & Beyond	23,600	931,256
Bloomin’ Brands	72,500	1,430,425
Brinker International	33,200	1,459,472
Cable One	6,202	3,872,963
Carriage Services	30,300	821,736
Children’s Place	7,100	852,355
Columbia Sportswear	31,900	1,874,125
Cooper-Standard Holdings †	17,300	1,919,089
Goodyear Tire & Rubber	56,700	2,041,200
Hanesbrands	77,300	1,604,748
Harley-Davidson	28,800	1,742,400
Haverty Furniture	43,900	1,068,965
Helen of Troy †	42,160	3,971,472
KB Home	50,600	1,005,928
Kohl’s	23,900	951,459
Lear	11,700	1,656,486
Marcus	30,500	979,050
Murphy USA †	16,500	1,211,430
Penske Automotive Group	19,700	922,157
Scripps Networks Interactive Class A	12,800	1,003,136
Shoe Carnival	31,500	773,955
Sonic Automotive Class A	76,300	1,529,815
Tenneco	26,400	1,647,888
Unifi †	14,500	411,655
Wyndham Worldwide	24,229	2,042,262

		39,981,298

Consumer Staples – 5.36%
Bunge	27,700	2,195,502
Dean Foods	87,300	1,716,318
Edgewell Personal Care †	23,800	1,740,732
Energizer Holdings	69,624	3,881,538
Flowers Foods	103,800	2,014,758
Ingles Markets Class A	35,400	1,527,510
J&J Snack Foods	23,024	3,121,133
Pilgrim’s Pride	59,400	1,336,797
Sanderson Farms	17,400	1,806,816
SUPERVALU †	124,600	480,956
Universal	33,100	2,341,825
Whole Foods Market	21,200	630,064

		22,793,949

Energy – 5.00%
Bristow Group	39,700	603,837
Diamond Offshore Drilling †	42,600	711,846
Diamondback Energy †	37,642	3,904,040

	Number of shares	Value (U.S. $)

Common Stock (continued)

Energy (continued)
HollyFrontier	70,400	$1,995,136
Murphy Oil	28,700	820,533
Parsley Energy Class A †	125,500	4,080,005
PDC Energy †	30,900	1,926,615
Rowan †	54,795	853,706
RSP Permian †	99,700	4,130,571
Tesoro	27,300	2,212,938

		21,239,227

Financials – 21.84%
American Financial Group	30,900	2,948,478
Annaly Capital Management	139,300	1,547,623
Apollo Commercial Real Estate Finance	77,600	1,459,656
Ares Capital	56,000	973,280
Aspen Insurance Holdings (Bermuda)	15,300	796,365
Assurant	18,600	1,779,462
Assured Guaranty (Bermuda)	34,400	1,276,584
Banc of California	121,100	2,506,770
Banco Latinoamericano de Comercio Exterior (Panama)	32,105	890,593
Berkshire Hills Bancorp	44,099	1,589,769
Blackstone Mortgage Trust	41,500	1,284,840
Central Pacific Financial	34,200	1,044,468
Chemical Financial	95,626	4,891,270
CIT Group	61,800	2,653,074
CNA Financial	60,200	2,659,034
CNO Financial Group	127,400	2,611,700
Customers Bancorp †	37,700	1,188,681
Everest Re Group (Bermuda)	12,200	2,852,482
First Busey	45,200	1,328,880
Great Western Bancorp	105,450	4,472,135
Hancock Holding	19,200	874,560
Hanmi Financial	47,900	1,472,925
Hanover Insurance Group	21,400	1,927,284
Heritage Insurance Holdings	32,300	412,471
Home BancShares	76,300	2,065,441
International Bancshares	26,600	941,640
Kemper	13,900	554,610
MGIC Investment †	107,200	1,085,936
New Mountain Finance	71,900	1,071,310
Old National Bancorp	86,500	1,500,775
Opus Bank	31,100	626,665
Piper Jaffray	9,900	632,115
Prospect Capital	159,200	1,439,168

108

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials (continued)
Radian Group	69,500	$1,248,220
Reinsurance Group of America	21,200	2,691,976
South State	22,100	1,974,635
Starwood Property Trust	81,600	1,842,528
TCF Financial	163,600	2,784,472
TriCo Bancshares	45,200	1,605,956
Universal Insurance Holdings	41,300	1,011,850
Unum Group	75,700	3,549,573
Validus Holdings (Bermuda)	35,000	1,973,650
Washington Federal	43,100	1,426,610
Western Alliance Bancorp †	96,800	4,751,912
Wintrust Financial	66,200	4,575,744
XL Group	96,700	3,854,462
Zions Bancorporation	98,093	4,119,906

		92,771,538

Healthcare – 6.72%
Akorn †	31,000	746,480
Centene †	16,400	1,168,664
Cooper	9,785	1,955,924
Kindred Healthcare	107,600	898,460
Lannett †	44,200	987,870
LifePoint Health †	21,100	1,382,050
PAREXEL International †	16,000	1,009,760
Patterson	89,274	4,037,863
PerkinElmer	54,600	3,170,076
Premier Class A †	95,900	3,052,497
Quest Diagnostics	11,600	1,139,004
SciClone Pharmaceuticals †	4,500	44,100
STERIS (United Kingdom)	29,300	2,035,178
Sucampo Pharmaceuticals Class A †	67,400	741,400
Teleflex	22,800	4,417,044
United Therapeutics †	12,900	1,746,402

		28,532,772

Industrials – 14.04%
ACCO Brands †	146,000	1,919,900
Aircastle	55,700	1,344,041
Alaska Air Group	14,800	1,364,856
Briggs & Stratton	39,700	891,265
Chicago Bridge & Iron (Netherlands)	29,200	897,900
Crane	13,900	1,040,137
Curtiss-Wright	40,580	3,703,331
Deluxe	29,800	2,150,666
Ennis	45,800	778,600
Equifax	23,307	3,186,999
GATX	20,400	1,243,584

	Number of shares	Value (U.S. $)

Common Stock (continued)

Industrials (continued)
Hawaiian Holdings †	37,700	$1,751,165
Herman Miller	111,500	3,517,825
Hillenbrand	25,966	930,881
Hubbell	29,165	3,501,258
Huntington Ingalls Industries	28,570	5,720,857
Interface	151,100	2,878,455
ITT	31,330	1,285,157
JetBlue Airways †	69,200	1,426,212
Moog Class A †	19,600	1,320,060
Oshkosh	24,800	1,701,032
Owens Corning	22,400	1,374,688
Pentair (United Kingdom)	42,855	2,690,437
Pitney Bowes	45,300	593,883
Ryder System	31,700	2,391,448
Spirit AeroSystems Holdings Class A	51,200	2,965,504
Timken	24,600	1,111,920
Trinity Industries	50,400	1,338,120
Wabash National	130,500	2,700,045
Woodward	28,656	1,946,316

		59,666,542

Information Technology – 13.40%
Amdocs	83,300	5,080,467
Arrow Electronics †	11,500	844,215
Avnet	117,900	5,395,104
Benchmark Electronics †	29,100	925,380
Booz Allen Hamilton Holding	106,274	3,761,037
Broadridge Financial Solutions	58,276	3,959,854
Brocade Communications Systems	159,400	1,989,312
Cirrus Logic †	27,400	1,662,906
Convergys	31,400	664,110
CSG Systems International	18,200	688,142
Electronics For Imaging †	42,470	2,073,810
Flex †	158,900	2,669,520
FLIR Systems	107,207	3,889,470
IXYS	29,700	432,135
j2 Global	53,800	4,514,358
Jabil Circuit	43,700	1,263,804
Juniper Networks	47,000	1,308,010
NCR †	67,500	3,083,400
OSI Systems †	45,851	3,346,664
Plantronics	27,500	1,488,025
Sanmina †	59,300	2,407,580
Tech Data †	23,100	2,169,090
Teradyne	73,300	2,279,630

(continues)	109

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Information Technology (continued)
Western Union	51,400	$1,045,990

		56,942,013

Materials – 7.15%
Albemarle	38,007	4,015,059
Cabot	26,400	1,581,624
Clearwater Paper †	25,400	1,422,400
Domtar	45,500	1,661,660
Eagle Materials	40,800	3,963,312
Eastman Chemical	15,700	1,268,560
KapStone Paper & Packaging	168,200	3,885,420
Packaging Corp of America	24,100	2,208,042
PolyOne	62,404	2,127,352
Reliance Steel & Aluminum	21,500	1,720,430
Schweitzer-Mauduit International	32,700	1,354,434
Sensient Technologies	38,600	3,059,436
Stepan	26,600	2,096,346

		30,364,075

Real Estate – 10.06%
Alexandria Real Estate Equities	36,692	4,055,200
Brandywine Realty Trust	249,400	4,047,762
CBL & Associates Properties	63,700	607,698
City Office REIT (Canada)	41,300	501,795
Franklin Street Properties	70,484	855,676
Getty Realty	54,693	1,382,092
Government Properties Income Trust	37,700	789,061
Highwoods Properties	68,510	3,365,896
Hospitality Properties Trust	104,300	3,288,579
Hudson Pacific Properties	70,300	2,435,192
Independence Realty Trust	82,300	771,151
Lexington Realty Trust	201,200	2,007,976
Mack-Cali Realty	69,300	1,866,942
Medical Properties Trust	157,100	2,025,019
One Liberty Properties	51,900	1,212,384
Parkway	23,737	472,129
Piedmont Office Realty Trust	58,900	1,259,282
Preferred Apartment Communities	33,100	437,251
Select Income REIT	88,800	2,290,152
Senior Housing Properties Trust	123,300	2,496,825
STAG Industrial	158,500	3,965,670
Summit Hotel Properties	162,100	2,590,358

		42,724,090

	Number of shares	Value (U.S. $)

Common Stock (continued)

Telecommunication Services – 1.10%
Iridium Communications †	178,100	$1,718,665
magicJack VocalTec (Israel) †	123,200	1,053,360
Zayo Group Holdings †	57,900	1,904,910

		4,676,935

Utilities – 4.75%
AES	97,300	1,087,814
Alliant Energy	102,632	4,065,254
CenterPoint Energy	119,800	3,302,886
IDACORP	51,000	4,230,960
NorthWestern	69,542	4,082,115
OGE Energy	98,000	3,428,040

		20,197,069

Total Common Stock (cost $338,947,641)		419,889,508

	Principal amount°

Short-Term Investments – 0.22%

Discount Notes – 0.06%≠
Federal Home Loan Bank
0.55% 5/26/17	5,011	5,006
0.69% 4/28/17	222,375	222,270
0.765% 5/19/17	40,506	40,469

		267,745

Repurchase Agreements – 0.15%
Bank of America Merrill Lynch 0.73%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $212,351 (collateralized by U.S. government obligations 0.125% 4/15/18; market value $216,585)	212,338	212,338
Bank of Montreal 0.66%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $212,350 (collateralized by U.S. government obligations 0.75%–2.00% 2/28/19–2/15/45; market value $216,585)	212,338	212,338

110

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.76%, dated 3/31/17, to be repurchased on 4/3/17, repurchase price $225,338 (collateralized by U.S. government obligations 0.00%–3.125% 6/30/17–2/15/43; market value $229,830)	225,324	$225,324

		650,000

U.S. Treasury Obligation – 0.01%≠
U.S. Treasury Bill 0.44% 4/13/17	24,699	24,694

		24,694

Total Short-Term Investments (cost $942,427)		942,439

Total Value of Securities – 99.05% (cost $339,890,068)		$420,831,947

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

111

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2017

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value[1,2]	$1,998,296,233	$556,006,698	$1,453,522,908	$1,321,818,724	$434,578,413	$419,889,508
Short-term investments, at value[3]	173,718,136	5,021,664	21,848,000	17,351,535	10,699,068	942,439
Short-term investments held as collateral for loaned securities, at value[4]	—	19,091,711	—	—	—	—
Cash collateral due from brokers	4,738,554	—	—	—	—	—
Cash	2,772,682	108,252	450,263	547,479	—	—
Foreign currencies, at value[5]	2,021,578	313,256	—	15,708	—	—
Receivable for securities sold	159,165,737	—	25,874,020	6,369,094	2,404,513	5,122,426
Dividends and interest receivable	12,551,484	2,764,787	562,746	1,762,878	155,214	574,550
Unrealized appreciation of interest rate swap contracts	2,898,329	—	—	—	—	—
Receivable for fund shares sold	2,265,359	671,443	1,625,713	1,623,264	563,613	580,815
Unrealized appreciation of foreign currency exchange contracts	1,367,637	—	—	—	—	—
Unrealized appreciation of credit default swap contracts	991,235	—	—	—	—	—
Variation margin due from broker on futures contracts	731,699	—	—	—	—	—
Swap payments receivable	142,379	—	—	—	—	—
Securities lending income receivable	—	16,246	—	—	—	—
Foreign tax reclaims receivable	—	861,341	27,617	363,891	—	—
Upfront payments paid on interest rate swap contracts	2,241,732	—	—	—	—	—
Upfront payments paid on credit default swap contracts	191,765	—	—	—	—	—
Other assets[6]	415,736	—	—	—	—	—

Total assets	2,364,510,275	584,855,398	1,503,911,267	1,349,852,573	448,400,821	427,109,738

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Liabilities:
Reverse repurchase agreement payable	$2,400,000	$—	$—	$—	$—	$—
Options written, at value[7]	701,385	—	—	—	—	—
Cash overdraft	—	—	—	—	428,331	578,587
Payable for securities purchased	461,947,831	671,291	15,167,505	5,155,658	4,732,855	710,819
Cash collateral due to brokers	2,852,000	—	—	—	—	—
Payable for fund shares redeemed	1,830,234	463,103	1,221,685	1,194,192	378,617	379,350
Swap payments payable	589,522	—	—	—	—	—
Dividend disbursing and transfer agent fees payable	319,900	96,484	252,627	231,266	74,872	72,506
Variation margin due to brokers on centrally cleared interest rate swap contracts	105,256	—	—	—	—	—
Variation margin due to brokers on centrally cleared credit default swap contracts	2,777	—	—	—	—	—
Interest payable for reverse repurchase agreements	607	—	—	—	—	—
Obligation to return securities lending collateral	—	19,077,705	—	—	—	—
Investment management fees payable to affiliates	829,492	372,764	920,331	730,753	334,449	308,814
Other accrued expenses	654,258	280,904	366,595	338,474	136,744	114,534
Administration expenses payable to affiliates	143,814	56,446	120,269	112,793	44,924	43,504
Distribution fees payable to affiliates	112,718	27,176	96,465	88,861	15,281	13,150
Trustees’ fees and expenses payable to affiliates	51,069	15,392	40,287	36,397	11,993	11,524
Accounting fees payable to affiliates	11,434	3,449	9,030	8,266	2,676	2,592
Upfront receipts on interest rate swap contracts	3,160,762	—	—	—	—	—
Upfront receipts on credit default swap contracts	1,922,466	—	—	—	—	—
Unrealized depreciation of foreign currency exchange contracts	1,101,958	530	—	—	—	—
Unrealized depreciation of interest rate swap contracts	820,608	—	—	—	—	—
Unrealized depreciation of credit default swap contracts	403,722	—	—	—	—	—
Bond proceeds payable[6]	1,385,788	—	—	—	—	—
Other liabilities	11,581	134,816	—	—	—	—

Total liabilities	481,359,182	21,200,060	18,194,794	7,896,660	6,160,742	2,235,380

Total Net Assets	$1,883,151,093	$563,655,338	$1,485,716,473	$1,341,955,913	$442,240,079	$424,874,358

Net Assets Consist of:
Paid-in capital	$1,905,050,974	$545,624,793	$1,128,928,892	$1,098,748,396	$368,909,369	$335,338,237
Undistributed (accumulated) net investment income (loss)	13,181,364	1,599,942	—	3,293,407	(1,114,999)	1,701,989
Accumulated net realized gain (loss)	(42,555,678)	(21,181,051)	50,168,461	40,192,990	41,667	6,892,253
Net unrealized appreciation of investments	2,535,499	37,760,442	306,620,591	199,741,054	74,404,042	80,941,879
Net unrealized depreciation of foreign currencies	(7,225)	(148,258)	(1,471)	(19,934)	—	—
Net unrealized appreciation (depreciation) of foreign currency exchange contracts	265,679	(530)	—	—	—	—
Net unrealized appreciation of futures contracts	2,529,328	—	—	—	—	—
Net unrealized depreciation of options purchased	(493,456)
Net unrealized appreciation of options written	516,329	—	—	—	—	—
Net unrealized appreciation of swap contracts	2,128,279	—	—	—	—	—

Total Net Assets	$1,883,151,093	$563,655,338	$1,485,716,473	$1,341,955,913	$442,240,079	$424,874,358

(continues)	113

Statements of assets and liabilities

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Asset Value
Class A:
Net assets	$33,838,055	$8,680,265	$32,214,755	$28,739,366	$5,292,917	$4,279,389
Shares of beneficial interest outstanding, unlimited authorization, no par	3,602,048	707,371	1,913,398	1,863,360	397,802	310,874
Net asset value per share	$9.39	$12.27	$16.84	$15.42	$13.31	$13.77
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.83	$13.02	$17.87	$16.36	$14.12	$14.61

Class C:
Net assets	$124,024,135	$29,544,526	$105,082,273	$95,495,129	$16,667,720	$14,267,782
Shares of beneficial interest outstanding, unlimited authorization, no par	13,216,480	2,466,621	7,093,812	6,262,382	1,438,213	1,168,323
Net asset value per share	$9.38	$11.98	$14.81	$15.25	$11.59	$12.21

Institutional Class:
Net assets	$1,725,288,903	$525,430,547	$1,348,419,445	$1,217,721,418	$420,279,442	$406,327,187
Shares of beneficial interest outstanding, unlimited authorization, no par	183,760,473	42,533,735	75,725,300	78,777,220	29,626,226	27,979,463
Net asset value per share	$9.39	$12.35	$17.81	$15.46	$14.19	$14.52

[1] Investments, at cost	$1,996,258,906	$518,248,296	$1,146,902,317	$1,122,078,077	$360,174,179	$338,947,641
[2] Including securities on loan	—	26,639,200	—	—	—	—
[3] Short-term investments, at cost	173,713,385	5,021,744	21,848,000	17,351,128	10,699,260	942,427
[4] Short-term investments held as collateral for loaned securities, at cost	—	19,089,591	—	—	—	—
[5] Foreign currencies, at cost	2,026,067	309,114	—	15,667	—	—
[6] See Note 13 in “Notes to financial statements.”	(970,052)	—	—	—	—	—
[7] Premium received	(1,217,714)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

114

Statements of operations

Optimum Fund Trust

Year ended March 31, 2017

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Interest	$66,148,158	$13,838	$87,529	$71,232	$27,207	$13,518
Dividends	224,177	14,945,370	14,623,551	32,690,104	1,785,432	9,070,505
Securities lending income	—	180,863	—	—	—	—
Foreign tax withheld	(11,341)	(1,362,160)	(15,706)	(110,626)	(4,243)	(1,358)

	66,360,994	13,777,911	14,695,374	32,650,710	1,808,396	9,082,665

Expenses:
Management fees	10,881,235	4,417,359	10,896,027	9,573,320	4,734,712	4,287,247
Distribution expenses — Class A	93,820	22,592	82,709	75,456	13,185	11,031
Distribution expenses — Class C	1,403,125	303,762	1,079,611	995,891	167,176	147,061
Dividend disbursing and transfer agent fees and expenses	4,080,764	1,170,842	2,997,844	2,776,697	887,861	873,431
Administration expenses	1,784,623	668,303	1,407,986	1,331,753	516,514	507,720
Accounting fees	733,547	208,329	537,833	497,895	156,798	154,130
Reports and statements to shareholders expenses	385,796	113,552	273,117	319,392	84,173	131,876
Trustees’ fees and expenses	218,972	62,809	160,911	149,948	47,869	46,990
Custodian fees	211,341	155,419	68,967	63,859	43,188	21,913
Professional fees	203,812	78,632	140,362	118,511	80,933	52,844
Pricing fees	135,963	32,947	1,127	1,488	1,004	885
Registration fees	75,415	54,541	63,657	62,849	55,692	53,795
Insurance fees	40,986	10,679	29,868	25,679	9,331	8,873
Interest expense	5,523	—	—	—	—	—
Tax services	1,771	38,028	2,434	733	874	511
Other	23,544	9,799	18,592	18,071	8,964	10,388

	20,280,237	7,347,593	17,761,045	16,011,542	6,808,274	6,308,695
Less expenses waived	(244,551)	—	(408,030)	(178,075)	(888,915)	(832,874)
Less expense paid indirectly	(843)	(823)	(927)	(929)	(906)	(913)

Total operating expenses	20,034,843	7,346,770	17,352,088	15,832,538	5,918,453	5,474,908

Net Investment Income (Loss)	46,326,151	6,431,141	(2,656,714)	16,818,172	(4,110,057)	3,607,757

(continues)	115

Statements of operations

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$7,992,078	$6,829,604	$102,466,450	$221,783,804	$19,561,084	$34,020,737
Foreign currencies	(4,573,028)	242,644	210	(137,412)	(4,747)	—
Foreign currency exchange contracts	3,099,794	(211,679)	86,479	(2,644)	6,831	—
Futures contracts	(13,948,762)	—	—	—	—	—
Options purchased	(157,060)	—	—	—	—	—
Options written	1,954,209	—	—	—	—	—
Swap contracts	(2,812,669)	—	—	—	—	—

Net realized gain (loss)	(8,445,438)	6,860,569	102,553,139	221,643,748	19,563,168	34,020,737

Net change in unrealized appreciation (depreciation) of:
Investments[2]	(12,146,514)	58,274,025	131,161,619	(43,645,912)	68,639,734	38,728,388
Foreign currencies	91,880	(153,559)	(283)	(11,380)	183	—
Foreign currency exchange contracts	2,823,705	(509)	—	—	—	—
Futures contracts	4,565,500	—	—	—	—	—
Options purchased	321,608	—	—	—	—	—
Options written	(298,864)	—	—	—	—	—
Swap contracts	13,264,658	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	8,621,973	58,119,957	131,161,336	(43,657,292)	68,639,917	38,728,388

Net Realized and Unrealized Gain	176,535	64,980,526	233,714,475	177,986,456	88,203,085	72,749,125

Net Increase in Net Assets Resulting from Operations	$46,502,686	$71,411,667	$231,057,761	$194,804,628	$84,093,028	$76,356,882

1Includes $25,140 capital gain taxes paid for Optimum Fixed Income Fund.

2Includes $11,503 and $119,254 capital gain taxes accrued for Optimum Fixed Income Fund and Optimum International Fund, respectively.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/17	3/31/16	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$46,326,151	$47,403,894	$6,431,141	$5,015,942
Net realized gain (loss)	(8,445,438)	(27,629,119)	6,860,569	(10,956,221)
Net change in unrealized appreciation (depreciation)	8,621,973	(30,091,919)	58,119,957	(23,203,947)

Net increase (decrease) in net assets resulting from operations	46,502,686	(10,317,144)	71,411,667	(29,144,226)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(676,539)	(1,085,313)	(80,080)	(50,629)
Class C	(1,524,429)	(3,029,706)	(65,461)	—
Institutional Class	(37,864,252)	(54,756,893)	(5,899,992)	(4,309,148)

Net realized gain:
Class A	—	(85,457)	—	—
Class C	—	(332,935)	—	—
Institutional Class	—	(3,939,345)	—	—

	(40,065,220)	(63,229,649)	(6,045,533)	(4,359,777)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,615,487	4,608,270	626,232	1,203,348
Class C	7,193,141	20,019,238	1,814,846	4,103,792
Institutional Class	378,540,581	480,837,856	85,837,495	183,077,658

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	674,466	1,167,080	79,845	50,419
Class C	1,523,427	3,361,112	65,389	—
Institutional Class	37,826,389	58,657,351	5,894,688	4,306,426

	428,373,491	568,650,907	94,318,495	192,741,643

Cost of shares redeemed:
Class A	(9,136,395)	(7,872,126)	(2,172,483)	(1,788,908)
Class C	(38,409,617)	(30,460,309)	(7,546,843)	(5,982,044)
Institutional Class	(589,700,192)	(406,639,728)	(169,259,362)	(92,688,776)

	(637,246,204)	(444,972,163)	(178,978,688)	(100,459,728)

Increase (decrease) in net assets derived from capital share transactions	(208,872,713)	123,678,744	(84,660,193)	92,281,915

Net Increase (Decrease) in Net Assets	(202,435,247)	50,131,951	(19,294,059)	58,777,912

Net Assets:
Beginning of year	2,085,586,340	2,035,454,389	582,949,397	524,171,485

End of year	$1,883,151,093	$2,085,586,340	$563,655,338	$582,949,397

Undistributed net investment income	$13,181,364	$5,660,130	$1,599,942	$1,160,288

See accompanying notes, which are an integral part of the financial statements.

(continues)	117

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/17	3/31/16	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,656,714)	$(7,209,710)	$16,818,172	$15,708,179
Net realized gain	102,553,139	96,753,459	221,643,748	1,430,982
Net change in unrealized appreciation (depreciation)	131,161,336	(122,893,611)	(43,657,292)	(75,770,012)

Net increase (decrease) in net assets resulting from operations	231,057,761	(33,349,862)	194,804,628	(58,630,851)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(322,766)	(321,261)
Class C	—	—	(382,046)	(274,376)
Institutional Class	—	—	(16,045,433)	(14,327,950)

Net realized gain:
Class A	(1,203,358)	(3,719,537)	(3,180,253)	—
Class C	(4,316,642)	(13,957,426)	(10,410,746)	—
Institutional Class	(45,828,776)	(136,563,101)	(129,552,015)	—

	(51,348,776)	(154,240,064)	(159,893,259)	(14,923,587)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,584,659	2,170,167	1,599,717	2,199,582
Class C	4,926,393	8,435,040	5,099,592	8,104,091
Institutional Class	227,791,648	290,002,877	320,762,276	254,483,230

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,200,552	3,677,396	3,494,971	317,257
Class C	4,311,583	13,948,506	10,774,076	274,091
Institutional Class	45,764,351	136,409,018	145,399,962	14,310,905

	285,579,186	454,643,004	487,130,594	279,689,156

Cost of shares redeemed:
Class A	(8,255,058)	(8,356,642)	(7,586,746)	(6,085,917)
Class C	(30,464,822)	(27,572,016)	(26,404,995)	(20,750,036)
Institutional Class	(445,881,165)	(317,836,544)	(409,895,778)	(220,344,722)

	(484,601,045)	(353,765,202)	(443,887,519)	(247,180,675)

Increase (decrease) in net assets derived from capital share transactions	(199,021,859)	100,877,802	43,243,075	32,508,481

Net Increase (Decrease) in Net Assets	(19,312,874)	(86,712,124)	78,154,444	(41,045,957)

Net Assets:
Beginning of year	1,505,029,347	1,591,741,471	1,263,801,469	1,304,847,426

End of year	$1,485,716,473	$1,505,029,347	$1,341,955,913	$1,263,801,469

Undistributed (accumulated) net investment income (loss)	$—	$(1,408,686)	$3,293,407	$3,365,536

See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended
	3/31/17	3/31/16	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,110,057)	$(4,546,430)	$3,607,757	$(655,163)
Net realized gain (loss)	19,563,168	22,927,598	34,020,737	(16,532,077)
Net change in unrealized appreciation (depreciation)	68,639,917	(111,069,637)	38,728,388	(45,591,581)

Net increase (decrease) in net assets resulting from operations	84,093,028	(92,688,469)	76,356,882	(62,778,821)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(16,209)	—
Institutional Class	—	—	(2,284,918)	—

Return of capital:
Class A	—	(108)	—	(325)
Class C	—	(416)	—	(1,284)
Institutional Class	—	(8,917)	—	(31,607)

Net realized gain:
Class A	—	(848,264)	—	(181,566)
Class C	—	(3,111,096)	—	(716,111)
Institutional Class	—	(64,692,634)	—	(16,831,364)

	—	(68,661,435)	(2,301,127)	(17,762,257)

Capital Share Transactions:
Proceeds from shares sold:
Class A	420,894	451,922	372,174	413,183
Class C	1,008,435	1,541,727	624,715	1,260,654
Institutional Class	78,489,396	118,186,291	76,824,883	116,775,502

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	—	837,719	16,178	181,312
Class C	—	3,109,916	—	716,788
Institutional Class	—	64,636,607	2,282,053	16,847,228

	79,918,725	188,764,182	80,120,003	136,194,667

Cost of shares redeemed:
Class A	(1,198,557)	(1,341,729)	(1,195,842)	(923,567)
Class C	(4,441,565)	(3,951,373)	(4,032,657)	(3,003,693)
Institutional Class	(178,827,032)	(117,328,470)	(184,660,997)	(115,400,981)

	(184,467,154)	(122,621,572)	(189,889,496)	(119,328,241)

Increase (decrease) in net assets derived from capital share transactions	(104,548,429)	66,142,610	(109,769,493)	16,866,426

Net Decrease in Net Assets	(20,455,401)	(95,207,294)	(35,713,738)	(63,674,652)

Net Assets:
Beginning of year	462,695,480	557,902,774	460,588,096	524,262,748

End of year	$442,240,079	$462,695,480	$424,874,358	$460,588,096

Undistributed (accumulated) net investment income (loss)	$(1,114,999)	$(1,156,797)	$1,701,989	$(167,745)

See accompanying notes, which are an integral part of the financial statements.

(continues)	119

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$9.370	$9.720	$9.540	$9.850	$9.710

Income (loss) from investment operations:
Net investment income[1]	0.201	0.202	0.203	0.213	0.225
Net realized and unrealized gain (loss)	(0.004)	(0.278)	0.194	(0.353)	0.302

Total from investment operations	0.197	(0.076)	0.397	(0.140)	0.527

Less dividends and distributions from:
Net investment income	(0.177)	(0.254)	(0.217)	(0.142)	(0.172)
Net realized gain	—	(0.020)	—	(0.028)	(0.215)

Total dividends and distributions	(0.177)	(0.274)	(0.217)	(0.170)	(0.387)

Net asset value, end of period	$9.390	$9.370	$9.720	$9.540	$9.850

Total return[2]	2.03%	(0.63% )	4.21%	(1.40% )	5.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,838	$39,545	$43,144	$43,241	$41,210
Ratio of expenses to average net assets	1.17%	1.23%	1.17%	1.31%	1.35%
Ratio of expenses to average net assets prior to fees waived	1.18%	1.23%	1.17%	1.34%	1.40%
Ratio of net investment income to average net assets	2.12%	2.13%	2.11%	2.24%	2.27%
Ratio of net investment income to average net assets prior to fees waived	2.11%	2.13%	2.11%	2.21%	2.22%
Portfolio turnover	419%	536%	482%[3]	323%[3]	208%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC ’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

120

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$9.370	$9.710	$9.530	$9.840	$9.710

Income (loss) from investment operations:
Net investment income[1]	0.130	0.131	0.131	0.148	0.161
Net realized and unrealized gain (loss)	(0.013)	(0.269)	0.194	(0.351)	0.292

Total from investment operations	0.117	(0.138)	0.325	(0.203)	0.453

Less dividends and distributions from:
Net investment income	(0.107)	(0.182)	(0.145)	(0.079)	(0.108)
Net realized gain	—	(0.020)	—	(0.028)	(0.215)

Total dividends and distributions	(0.107)	(0.202)	(0.145)	(0.107)	(0.323)

Net asset value, end of period	$9.380	$9.370	$9.710	$9.530	$9.840

Total return[2]	1.27%	(1.39% )	3.44%	(2.06% )	4.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$124,024	$153,266	$166,154	$161,353	$155,728
Ratio of expenses to average net assets	1.92%	1.98%	1.92%	1.99%	2.00%
Ratio of expenses to average net assets prior to fees waived	1.93%	1.98%	1.92%	2.02%	2.05%
Ratio of net investment income to average net assets	1.37%	1.38%	1.36%	1.56%	1.62%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.38%	1.36%	1.53%	1.57%
Portfolio turnover	419%	536%	482%[3]	323%[3]	208%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC ’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

(continues)	121

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$9.370	$9.720	$9.540	$9.850	$9.710

Income (loss) from investment operations:
Net investment income[1]	0.225	0.226	0.227	0.244	0.260
Net realized and unrealized gain (loss)	(0.004)	(0.278)	0.194	(0.350)	0.301

Total from investment operations	0.221	(0.052)	0.421	(0.106)	0.561

Less dividends and distributions from:
Net investment income	(0.201)	(0.278)	(0.241)	(0.176)	(0.206)
Net realized gain	—	(0.020)	—	(0.028)	(0.215)

Total dividends and distributions	(0.201)	(0.298)	(0.241)	(0.204)	(0.421)

Net asset value, end of period	$9.390	$9.370	$9.720	$9.540	$9.850

Total return[2]	2.40%	(0.48% )	4.47%	(1.05% )	5.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,725,289	$1,892,775	$1,826,156	$1,509,156	$1,297,154
Ratio of expenses to average net assets	0.92%	0.98%	0.92%	0.99%	1.00%
Ratio of expenses to average net assets prior to fees waived	0.93%	0.98%	0.92%	1.02%	1.05%
Ratio of net investment income to average net assets	2.37%	2.38%	2.36%	2.56%	2.62%
Ratio of net investment income to average net assets prior to fees waived	2.36%	2.38%	2.36%	2.53%	2.57%
Portfolio turnover	419%	536%	482%[3]	323%[3]	208%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC ’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$10.950	$11.660	$12.570	$10.970	$10.420

Income (loss) from investment operations:
Net investment income[1]	0.106	0.083	0.062	0.142	0.185
Net realized and unrealized gain (loss)	1.318	(0.734)	(0.846)	1.540	0.620

Total from investment operations	1.424	(0.651)	(0.784)	1.682	0.805

Less dividends and distributions from:
Net investment income	(0.104)	(0.059)	(0.126)	(0.082)	(0.255)

Total dividends and distributions	(0.104)	(0.059)	(0.126)	(0.082)	(0.255)

Net asset value, end of period	$12.270	$10.950	$11.660	$12.570	$10.970

Total return[2]	13.08%	(5.58% )	(6.25% )	15.31%	8.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,680	$9,117	$10,291	$11,277	$9,553
Ratio of expenses to average net assets	1.48%	1.56%	1.47%	1.68%	1.75%
Ratio of expenses to average net assets prior to fees waived	1.48%	1.56%	1.47%	1.68%	1.84%
Ratio of net investment income to average net assets	0.93%	0.74%	0.51%	1.20%	1.81%
Ratio of net investment income to average net assets prior to fees waived	0.93%	0.74%	0.51%	1.20%	1.72%
Portfolio turnover	68%	47%	117%	126%	70%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	123

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16		3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$10.690	$11.410		$12.290	$10.760	$10.230

Income (loss) from investment operations:
Net investment income (loss)[1]	0.020	(0.001)		(0.028)	0.061	0.116
Net realized and unrealized gain (loss)	1.295	(0.719)		(0.832)	1.512	0.606

Total from investment operations	1.315	(0.720)		(0.860)	1.573	0.722

Less dividends and distributions from:
Net investment income	(0.025)	—		(0.020)	(0.043)	(0.192)

Total dividends and distributions	(0.025)	—		(0.020)	(0.043)	(0.192)

Net asset value, end of period	$11.980	$10.690		$11.410	$12.290	$10.760

Total return[2]	12.32%	(6.31%	)	(7.00% )	14.56%	7.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,544	$31,777		$35,996	$37,893	$32,064
Ratio of expenses to average net assets	2.23%	2.31%		2.22%	2.36%	2.40%
Ratio of expenses to average net assets prior to fees waived	2.23%	2.31%		2.22%	2.36%	2.49%
Ratio of net investment income (loss) to average net assets	0.18%	(0.01%	)	(0.24% )	0.52%	1.16%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.18%	(0.01%	)	(0.24% )	0.52%	1.07%
Portfolio turnover	68%	47%		117%	126%	70%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$11.020	$11.740	$12.660	$11.050	$10.490

Income (loss) from investment operations:
Net investment income[1]	0.136	0.111	0.093	0.182	0.223
Net realized and unrealized gain (loss)	1.326	(0.743)	(0.856)	1.551	0.627

Total from investment operations	1.462	(0.632)	(0.763)	1.733	0.850

Less dividends and distributions from:
Net investment income	(0.132)	(0.088)	(0.157)	(0.123)	(0.290)

Total dividends and distributions	(0.132)	(0.088)	(0.157)	(0.123)	(0.290)

Net asset value, end of period	$12.350	$11.020	$11.740	$12.660	$11.050

Total return[2]	13.36%	(5.38% )	(6.04% )	15.79%	8.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$525,431	$542,055	$477,884	$589,098	$426,258
Ratio of expenses to average net assets	1.23%	1.31%	1.22%	1.36%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.23%	1.31%	1.22%	1.36%	1.49%
Ratio of net investment income to average net assets	1.18%	0.99%	0.76%	1.52%	2.16%
Ratio of net investment income to average net assets prior to fees waived	1.18%	0.99%	0.76%	1.52%	2.07%
Portfolio turnover	68%	47%	117%	126%	70%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	125

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$14.970	$17.000	$16.390	$14.530	$13.480

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.055)	(0.102)	(0.083)	(0.099)	0.014
Net realized and unrealized gain (loss)	2.515	(0.200)	2.711	3.631	1.042

Total from investment operations	2.460	(0.302)	2.628	3.532	1.056

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.006)
Net realized gain	(0.590)	(1.728)	(2.018)	(1.672)	—

Total dividends and distributions	(0.590)	(1.728)	(2.018)	(1.672)	(0.006)

Net asset value, end of period	$16.840	$14.970	$17.000	$16.390	$14.530

Total return[2]	16.83%	(2.27% )	17.27%	25.17%	7.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,215	$33,787	$40,790	$39,044	$34,182
Ratio of expenses to average net assets	1.35%	1.42%	1.37%	1.54%	1.60%
Ratio of expenses to average net assets prior to fees waived	1.38%	1.44%	1.37%	1.55%	1.63%
Ratio of net investment income (loss) to average net assets	(0.35% )	(0.62% )	(0.50% )	(0.62% )	0.10%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.38% )	(0.64% )	(0.50% )	(0.63% )	0.07%
Portfolio turnover	52%	88%	86%	98%	102%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$13.340	$15.440	$15.160	$13.630	$12.720

Income (loss) from investment operations:
Net investment loss[1]	(0.152)	(0.203)	(0.189)	(0.192)	(0.069)
Net realized and unrealized gain (loss)	2.212	(0.169)	2.487	3.394	0.979

Total from investment operations	2.060	(0.372)	2.298	3.202	0.910

Less dividends and distributions from:
Net realized gain	(0.590)	(1.728)	(2.018)	(1.672)	—

Total dividends and distributions	(0.590)	(1.728)	(2.018)	(1.672)	—

Net asset value, end of period	$14.810	$13.340	$15.440	$15.160	$13.630

Total return[2]	15.88%	(2.98% )	16.44%	24.27%	7.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,082	$114,907	$137,892	$127,540	$115,242
Ratio of expenses to average net assets	2.10%	2.17%	2.12%	2.22%	2.25%
Ratio of expenses to average net assets prior to fees waived	2.13%	2.19%	2.12%	2.23%	2.28%
Ratio of net investment loss to average net assets	(1.10% )	(1.37% )	(1.25% )	(1.30% )	(0.55%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.13% )	(1.39% )	(1.25% )	(1.31% )	(0.58%	)
Portfolio turnover	52%	88%	86%	98%	102%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)	127

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$15.760	$17.760	$17.000	$14.970	$13.880

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.017)	(0.064)	(0.044)	(0.049)	0.062
Net realized and unrealized gain (loss)	2.657	(0.208)	2.822	3.754	1.068

Total from investment operations	2.640	(0.272)	2.778	3.705	1.130

Less dividends and distributions from:
Net investment income	—	—	—	(0.003)	(0.040)
Net realized gain	(0.590)	(1.728)	(2.018)	(1.672)	—

Total dividends and distributions	(0.590)	(1.728)	(2.018)	(1.675)	(0.040)

Net asset value, end of period	$17.810	$15.760	$17.760	$17.000	$14.970

Total return[2]	17.14%	(2.00% )	17.55%	25.51%	8.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,348,419	$1,356,335	$1,413,059	$1,026,377	$728,104
Ratio of expenses to average net assets	1.10%	1.17%	1.12%	1.22%	1.25%
Ratio of expenses to average net assets prior to fees waived	1.13%	1.19%	1.12%	1.23%	1.28%
Ratio of net investment income (loss) to average net assets	(0.10% )	(0.37% )	(0.25% )	(0.30% )	0.45%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.13% )	(0.39% )	(0.25% )	(0.31% )	0.42%
Portfolio turnover	52%	88%	86%	98%	102%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$15.130	$16.010	$15.360	$12.900	$11.750

Income (loss) from investment operations:
Net investment income[1]	0.165	0.165	0.124	0.157	0.173
Net realized and unrealized gain (loss)	2.046	(0.890)	0.692	2.399	1.259

Total from investment operations	2.211	(0.725)	0.816	2.556	1.432

Less dividends and distributions from:
Net investment income	(0.177)	(0.155)	(0.166)	(0.096)	(0.282)
Net realized gain	(1.744)	—	—	—	—

Total dividends and distributions	(1.921)	(0.155)	(0.166)	(0.096)	(0.282)

Net asset value, end of period	$15.420	$15.130	$16.010	$15.360	$12.900

Total return[2]	14.99%	(4.54% )	5.34%	19.96%	12.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,739	$30,502	$35,952	$37,299	$32,995
Ratio of expenses to average net assets	1.33%	1.40%	1.33%	1.50%	1.57%
Ratio of expenses to average net assets prior to fees waived	1.34%	1.41%	1.33%	1.51%	1.59%
Ratio of net investment income to average net assets	1.06%	1.07%	0.79%	1.12%	1.48%
Ratio of net investment income to average net assets prior to fees waived	1.05%	1.06%	0.79%	1.11%	1.46%
Portfolio turnover	82%[3]	39%	35%	37%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of Rothschild Asset Management Inc. replacing Herdon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues)	129

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$14.990	$15.850	$15.220	$12.780	$11.590

Income (loss) from investment operations:
Net investment income[1]	0.047	0.049	0.007	0.061	0.096
Net realized and unrealized gain (loss)	2.021	(0.871)	0.674	2.389	1.254

Total from investment operations	2.068	(0.822)	0.681	2.450	1.350

Less dividends and distributions from:
Net investment income	(0.064)	(0.038)	(0.051)	(0.010)	(0.160)
Net realized gain	(1.744)	—	—	—	—

Total dividends and distributions	(1.808)	(0.038)	(0.051)	(0.010)	(0.160)

Net asset value, end of period	$15.250	$14.990	$15.850	$15.220	$12.780

Total return[2]	14.13%	(5.19% )	4.48%	19.17%	11.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$95,495	$103,693	$122,772	$123,541	$111,806
Ratio of expenses to average net assets	2.08%	2.15%	2.08%	2.18%	2.22%
Ratio of expenses to average net assets prior to fees waived	2.09%	2.16%	2.08%	2.19%	2.24%
Ratio of net investment income to average net assets	0.31%	0.32%	0.04%	0.44%	0.83%
Ratio of net investment income to average net assets prior to fees waived	0.30%	0.31%	0.04%	0.43%	0.81%
Portfolio turnover	82%[3]	39%	35%	37%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of Rothschild Asset Management Inc. replacing Herdon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$15.160	$16.040	$15.390	$12.920	$11.800

Income (loss) from investment operations:
Net investment income[1]	0.204	0.204	0.165	0.203	0.214
Net realized and unrealized gain (loss)	2.056	(0.890)	0.690	2.410	1.255

Total from investment operations	2.260	(0.686)	0.855	2.613	1.469

Less dividends and distributions from:
Net investment income	(0.216)	(0.194)	(0.205)	(0.143)	(0.349)
Net realized gain	(1.744)	—	—	—	—

Total dividends and distributions	(1.960)	(0.194)	(0.205)	(0.143)	(0.349)

Net asset value, end of period	$15.460	$15.160	$16.040	$15.390	$12.920

Total return[2]	15.30%	(4.29% )	5.60%	20.31%	12.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,217,722	$1,129,606	$1,146,123	$1,002,553	$730,785
Ratio of expenses to average net assets	1.08%	1.15%	1.08%	1.18%	1.22%
Ratio of expenses to average net assets prior to fees waived	1.09%	1.16%	1.08%	1.19%	1.24%
Ratio of net investment income to average net assets	1.31%	1.32%	1.04%	1.44%	1.83%
Ratio of net investment income to average net assets prior to fees waived	1.30%	1.31%	1.04%	1.43%	1.81%
Portfolio turnover	82%[3]	39%	35%	37%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of Rothschild Asset Management Inc. replacing Herdon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues)	131

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17		3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$10.950		$15.370	$15.570	$14.260	$13.000

Income (loss) from investment operations:
Net investment loss[1]	(0.139)		(0.148)	(0.164)	(0.193)	(0.079)
Net realized and unrealized gain (loss)	2.499		(2.264)	1.442	3.073	1.653

Total from investment operations	2.360		(2.412)	1.278	2.880	1.574

Less dividends and distributions from:
Return of capital	—		— [2]	—	—	—
Net realized gain	—		(2.008)	(1.478)	(1.570)	(0.314)

Total dividends and distributions	—		(2.008)	(1.478)	(1.570)	(0.314)

Net asset value, end of period	$13.310		$10.950	$15.370	$15.570	$14.260

Total return[3]	21.55%		(16.77% )	8.93%	21.63%	12.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,293		$5,040	$7,050	$7,158	$6,415
Ratio of expenses to average net assets	1.58%		1.66%	1.63%	1.76%	1.86%
Ratio of expenses to average net assets prior to fees waived	1.79%		1.85%	1.77%	1.96%	2.05%
Ratio of net investment loss to average net assets	(1.16%	)	(1.09% )	(1.09% )	(1.28% )	(0.62% )
Ratio of net investment loss to average net assets prior to fees waived	(1.37%	)	(1.28% )	(1.23% )	(1.48% )	(0.81% )
Portfolio turnover	180%[4]		104%	72%	58%	78%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $108 for Class A calculated to a de minimis amount of $0.000 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17		3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$9.610		$13.860	$14.290	$13.280	$12.220

Income (loss) from investment operations:
Net investment loss[1]	(0.200)		(0.223)	(0.252)	(0.274)	(0.151)
Net realized and unrealized gain (loss)	2.180		(2.019)	1.300	2.854	1.525

Total from investment operations	1.980		(2.242)	1.048	2.580	1.374

Less dividends and distributions from:
Return of capital	—		— [2]	—	—	—
Net realized gain	—		(2.008)	(1.478)	(1.570)	(0.314)

Total dividends and distributions	—		(2.008)	(1.478)	(1.570)	(0.314)

Net asset value, end of period	$11.590		$9.610	$13.860	$14.290	$13.280

Total return[3]	20.60%		(17.39% )	8.08%	20.82%	11.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,668		$16,972	$23,206	$22,581	$20,921
Ratio of expenses to average net assets	2.33%		2.41%	2.38%	2.45%	2.51%
Ratio of expenses to average net assets prior to fees waived	2.54%		2.60%	2.52%	2.65%	2.70%
Ratio of net investment loss to average net assets	(1.91%	)	(1.84% )	(1.84% )	(1.97% )	(1.27% )
Ratio of net investment loss to average net assets prior to fees waived	(2.12%	)	(2.03% )	(1.98% )	(2.17% )	(1.46% )
Portfolio turnover	180%[4]		104%	72%	58%	78%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $416 for Class C calculated to a de minimis amount of $0.000 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues)	133

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17		3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$11.650		$16.170	$16.270	$14.780	$13.420

Income (loss) from investment operations:
Net investment loss[1]	(0.116)		(0.120)	(0.132)	(0.152)	(0.036)
Net realized and unrealized gain (loss)	2.656		(2.392)	1.510	3.212	1.710

Total from investment operations	2.540		(2.512)	1.378	3.060	1.674

Less dividends and distributions from:
Return of capital	—		— [2]	—	—	—
Net realized gain	—		(2.008)	(1.478)	(1.570)	(0.314)

Total dividends and distributions	—		(2.008)	(1.478)	(1.570)	(0.314)

Net asset value, end of period	$14.190		$11.650	$16.170	$16.270	$14.780

Total return[3]	21.80%		(16.54% )	9.18%	22.03%	12.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$420,279		$440,683	$527,647	$436,823	$321,441
Ratio of expenses to average net assets	1.33%		1.41%	1.38%	1.45%	1.51%
Ratio of expenses to average net assets prior to fees waived	1.54%		1.60%	1.52%	1.65%	1.70%
Ratio of net investment loss to average net assets	(0.91%	)	(0.84% )	(0.84% )	(0.97% )	(0.27% )
Ratio of net investment loss to average net assets prior to fees waived	(1.12%	)	(1.03% )	(0.98% )	(1.17% )	(0.46% )
Portfolio turnover	180%[4]		104%	72%	58%	78%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $8,916 for Institutional Class calculated to a de minimis amount of $0.000 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$11.530	$13.640	$14.880	$13.740	$12.590

Income (loss) from investment operations:
Net investment income (loss)[1]	0.080	(0.043)	(0.092)	(0.092)	(0.027)
Net realized and unrealized gain (loss)	2.207	(1.579)	(0.032)	2.873	1.609

Total from investment operations	2.287	(1.622)	(0.124)	2.781	1.582

Less dividends and distributions from:
Net investment income	(0.047)	—	—	—	—
Return of capital	—	(0.001)	—	—	—
Net realized gain	—	(0.487)	(1.116)	(1.641)	(0.432)

Total dividends and distributions	(0.047)	(0.488)	(1.116)	(1.641)	(0.432)

Net asset value, end of period	$13.770	$11.530	$13.640	$14.880	$13.740

Total return[2]	19.84%	(11.96% )	(0.69% )	21.85%	13.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,279	$4,302	$5,440	$6,058	$5,711
Ratio of expenses to average net assets	1.51%	1.61%	1.62%	1.70%	1.76%
Ratio of expenses to average net assets prior to fees waived	1.71%	1.75%	1.68%	1.86%	1.98%
Ratio of net investment income (loss) to average net assets	0.64%	(0.35% )	(0.65% )	(0.64% )	(0.22% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.44%	(0.49% )	(0.71% )	(0.80% )	(0.44% )
Portfolio turnover	30%	90%[3]	31%	33%	36%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

(continues)	135

Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17		3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$10.270		$12.300	$13.630	$12.800	$11.830

Income (loss) from investment operations:
Net investment loss[1]	(0.012)		(0.122)	(0.179)	(0.175)	(0.100)
Net realized and unrealized gain (loss)	1.952		(1.420)	(0.035)	2.646	1.502

Total from investment operations	1.940		(1.542)	(0.214)	2.471	1.402

Less dividends and distributions from:
Return of capital	—		(0.001)	—	—	—
Net realized gain	—		(0.487)	(1.116)	(1.641)	(0.432)

Total dividends and distributions	—		(0.488)	(1.116)	(1.641)	(0.432)

Net asset value, end of period	$12.210		$10.270	$12.300	$13.630	$12.800

Total return[2]	18.89%		(12.62% )	(1.45% )	21.08%	12.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,268		$15,136	$19,245	$20,846	$20,058
Ratio of expenses to average net assets	2.26%		2.36%	2.37%	2.40%	2.41%
Ratio of expenses to average net assets prior to fees waived	2.46%		2.50%	2.43%	2.56%	2.63%
Ratio of net investment loss to average net assets	(0.11%	)	(1.10% )	(1.40% )	(1.34% )	(0.87% )
Ratio of net investment loss to average net assets prior to fees waived	(0.31%	)	(1.24% )	(1.46% )	(1.50% )	(1.09% )
Portfolio turnover	30%		90%[3]	31%	33%	36%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Net asset value, beginning of period	$12.160	$14.310	$15.530	$14.230	$12.990

Income (loss) from investment operations:
Net investment income (loss)[1]	0.117	(0.013)	(0.059)	(0.050)	0.016
Net realized and unrealized gain (loss)	2.320	(1.649)	(0.045)	2.995	1.661

Total from investment operations	2.437	(1.662)	(0.104)	2.945	1.677

Less dividends and distributions from:
Net investment income	(0.077)	—	—	(0.004)	(0.005)
Return of capital	—	(0.001)	—	—	—
Net realized gain	—	(0.487)	(1.116)	(1.641)	(0.432)

Total dividends and distributions	(0.077)	(0.488)	(1.116)	(1.645)	(0.437)

Net asset value, end of period	$14.520	$12.160	$14.310	$15.530	$14.230

Total return[2]	20.05%	(11.67% )	(0.53% )	22.29%	13.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,327	$441,150	$499,578	$439,417	$318,758
Ratio of expenses to average net assets	1.26%	1.36%	1.37%	1.40%	1.41%
Ratio of expenses to average net assets prior to fees waived	1.46%	1.50%	1.43%	1.56%	1.63%
Ratio of net investment income (loss) to average net assets	0.89%	(0.10% )	(0.40% )	(0.34% )	0.13%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.69%	(0.24% )	(0.46% )	(0.50% )	(0.09% )
Portfolio turnover	30%	90%[3]	31%	33%	36%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

(continues)	137

Notes to financial statements

Optimum Fund Trust

March 31, 2017

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves,

138

government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2014–March 31, 2017) and has concluded that no provision for federal income tax is required in any Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2017, and matured on the next business day.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2017, the Fund had average reverse repurchase agreements of $468,942, for which it paid interest at an average rate of 1.18%. At March 31, 2017, the Fund posted $2,395,358 in securities collateral for reverse repurchase agreements, which comprised of U.S. treasury obligations.

To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. Optimum Fixed Income Fund received $2,172,000 cash collateral for TBA trades as of March 31, 2017, which is shown as “Cash collateral due to brokers” on the “Statements of assets and liabilities.” The Fund also received $721,800 in securities collateral for TBA trades comprised of U.S. treasury obligations.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For

(continues)	139

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2017.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00 dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended March 31, 2017, each Fund earned the following amounts under this agreement:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$843	$823	$927	$929	$906	$913

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $2.5 billion
0.4750% of net assets over $2.5 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian), and EARNEST Partners, LLC (EARNEST); Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc. (Alger); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Rothschild Asset Management Inc. (Rothschild); Optimum Small-Mid Cap Growth Fund – Columbus Circle Investors (CCI) and Peregrine Capital Management LLC (Peregrine); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Westwood Management Corp. (Westwood). Prior to Oct. 3, 2016, Herdon Capital Management, LLC (Herdon) was also a sub-advisor for Optimum Large Cap Value Fund.

For the year ended March 31, 2017, DMC paid the following sub-advisory fees:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$2,448,536	$2,242,737	$5,289,578	$4,076,492	$1,990,338	$2,195,301

(continues)	141

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed the following percentages of each Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements may be terminated only by agreement of DMC and the Funds.

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2016 – July 29, 2017	0.92%	1.25%	1.10%	1.08%	1.33%	1.25%
Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2015 – July 29, 2016	0.92%	1.25%	1.09%	1.08%	1.34%	1.27%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Trust. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Funds’ NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. DIFSC fees are calculated based on the aggregate daily net assets of the Trust at the following annual rate: 0.0075% of the first $3 billion; 0.0070% of the next $2 billion; 0.0065% of the next $2.5 billion; 0.0055% of the next $2.5 billion; and 0.0050% of aggregate average daily net assets in excess of $10 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2017, each Fund was charged for these services as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$143,713	$40,815	$105,317	$97,546	$30,719	$30,197

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, each Fund pays DIFSC a fee at an annual rate (plus out-of-pocket expenses) of 0.120% of assets up to $500 million of the Funds’ average daily net assets; 0.095% of assets from $500 million to $1 billion; and 0.070% of assets over $1 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.200% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. Institutional Class shares pay no 12b-1 fees.

For the year ended March 31, 2017, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$33,326	$2,814	$8,546	$8,474	$2,592	$2,249

For the year ended March 31, 2017, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$15,380	$3,194	$9,337	$9,535	$1,648	$1,126

DMC, DIFSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. Certain officers of DMC, DIFSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2017, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Optimum Large Cap Growth Fund did not engage in securities cross trades for the year ended March 31, 2017. Pursuant to these procedures, for the year ended March 31, 2017, the Funds engaged in securities purchases and securities sales, which resulted in net realized gain as follows.

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Purchases	$12,806,169	$—	$—	$—	$—
Sales	44,576,914	1,778,377	71,090,160	4,474,431	5,673,779
Net realized gain	933	16	24,065	1,419	265

3. Investments

For the year ended March 31, 2017, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Purchases other than U.S. government securities	$6,086,188,597	$385,091,868	$745,296,820	$1,098,280,410	$755,522,036	$127,856,370
Purchases of U.S. government securities	3,368,627,459	—	—	—	—	—
Sales other than U.S. government securities	6,143,886,167	467,209,617	998,796,633	1,192,222,897	855,576,347	229,962,121
Sales of U.S. government securities	3,609,807,688	—	—	—	—	—

(continues)	143

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

At March 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Cost of investments	$2,177,677,148	$544,690,259	$1,185,781,576	$1,145,298,394	$372,621,111	$341,104,621

Aggregate unrealized appreciation of investments	$29,762,821	$82,525,590	$313,057,883	$217,943,288	$83,694,407	$86,516,989
Aggregate unrealized depreciation of investments	(35,425,600)	(47,095,776)	(23,468,551)	(24,071,423)	(11,038,037)	(6,789,663)

Net unrealized appreciation (depreciation) of investments	$(5,662,779)	$35,429,814	$289,589,332	$193,871,865	$72,656,370	$79,727,326

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2017:

		Optimum Fixed Income Fund
Securities	Level 1	Level 2	Level 3	Total
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$726,322,247	$281,348	$726,603,595
Corporate Debt	—	881,103,675	—	881,103,675
Foreign Debt	—	89,273,525	—	89,273,525
Municipal Bonds	—	19,248,506	—	19,248,506
Loan Agreements[1]	—	124,238,400	4,332,705	128,571,105
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	103,434	3,397,720	—	3,501,154
Preferred Stock	—	5,196,176	—	5,196,176
U.S. Treasury Obligations	—	144,306,164	—	144,306,164
Short-Term Investments	—	173,718,136	—	173,718,136
Options Purchased	—	492,333	—	492,333

Total Value of Securities	$103,434	$2,167,296,882	$4,614,053	$2,172,014,369

Liabilities:
Reverse Repurchase Agreements	$—	$(2,400,000)	$—	$(2,400,000)

Derivatives:
Foreign Currency Exchange Contracts	$—	$265,679	$—	$265,679
Futures Contracts	2,529,328	—	—	2,529,328
Swap Contracts	—	2,557,201	—	2,557,201
Options Written[1]	(255,938)	(445,447)	—	(701,385)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	—	99.96%	0.04%	100.00%
Convertible Preferred Stock	2.95%	97.05%	—	100.00%
Loan Agreements	—	96.63%	3.37%	100.00%
Options Written	36.49%	63.51%	—	100.00%

(continues)	145

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

		Optimum International Fund
Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Australia	$10,487,186	$—	$—	$10,487,186
Austria	15,394,027	—	—	15,394,027
Bermuda	5,818,128	—	—	5,818,128
Brazil	7,473,819	—	—	7,473,819
Canada	21,390,901	—	—	21,390,901
China/Hong Kong	36,863,661	—	—	36,863,661
Colombia	3,348,761	—	—	3,348,761
Czech Republic	2,333,973	—	—	2,333,973
Denmark	8,380,606	—	—	8,380,606
Finland	1,806,426	—	—	1,806,426
France	21,873,189	—	—	21,873,189
Germany	19,054,767	—	—	19,054,767
India	21,469,356	—	—	21,469,356
Indonesia	15,333,660	—	—	15,333,660
Ireland	11,655,542	—	—	11,655,542
Israel	18,808,405	—	—	18,808,405
Italy	10,395,474	—	—	10,395,474
Japan	97,933,552	—	—	97,933,552
Mexico	4,372,959	—	—	4,372,959
Netherlands	22,568,738	—	—	22,568,738
New Zealand	4,708,018	—	—	4,708,018
Norway	14,600,123	—	—	14,600,123
Republic of Korea	21,006,782	—	—	21,006,782
Singapore	6,426,815	—	—	6,426,815
South Africa	915,430	—	—	915,430
Spain	11,541,620	—	—	11,541,620
Sweden	3,702,437	—	—	3,702,437
Switzerland	37,173,426	—	—	37,173,426
Taiwan	14,431,559	—	—	14,431,559
Thailand	3,087,865	—	—	3,087,865
Turkey	3,675,519	—	—	3,675,519
United Kingdom	63,422,417	—	—	63,422,417
United States	13,708,403	—	843,154	14,551,557
Short-Term Investments	—	5,021,664	—	5,021,664
Securities Lending Collateral	—	19,091,711	—	19,091,711

Total Value of Securities	$555,163,544	$24,113,375	$843,154	$580,120,073

Derivatives:
Foreign Currency Exchange Contract	$—	$(530)	$—	$(530)

	Optimum Large Cap Growth Fund
Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Consumer Discretionary	$325,892,711	$—	$1,755,878	$327,648,589
Consumer Staples	50,877,902	—	—	50,877,902
Energy	15,130,699	—	—	15,130,699
Financials	69,551,073	—	121,720	69,672,793
Healthcare	220,676,758	—	—	220,676,758
Industrials	92,581,167	—	—	92,581,167
Information Technology	589,730,786	2,070,469	—	591,801,255
Materials	15,977,954	—	—	15,977,954
Real Estate	33,822,326	—	—	33,822,326
Telecommunication Services	13,749,717	—	—	13,749,717
Utilities	6,123,249	—	—	6,123,249
Convertible Preferred Stock	—	—	8,471,851	8,471,851
U.S. Master Limited Partnerships	6,988,648	—	—	6,988,648
Short-Term Investments	—	21,848,000	—	21,848,000

Total Value of Securities	$1,441,102,990	$23,918,469	$10,349,449	$1,475,370,908

	Optimum Large Cap Value Fund
Securities	Level 1	Level 2	Total
Assets:
Common Stock	$1,321,818,724	$—	$1,321,818,724
Short-Term Investments	—	17,351,535	17,351,535

Total Value of Securities	$1,321,818,724	$17,351,535	$1,339,170,259

	Optimum Small-Mid Cap Growth Fund
Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$429,239,180	$—	$—	$429,239,180
Convertible Preferred Stock	—	754,273	4,584,960	5,339,233
Short-Term Investments	—	10,699,068	—	10,699,068

Total Value of Securities	$429,239,180	$11,453,341	$4,584,960	$445,277,481

	Optimum Small-Mid Cap Value Fund
Securities	Level 1	Level 2	Total
Assets:
Common Stock	$419,889,508	$—	$419,889,508
Short-Term Investments	—	942,439	942,439

Total Value of Securities	$419,889,508	$942,439	$420,831,947

Securities valued at zero on the “Schedules of investments” are considered to be Level 3 investments in these tables.

(continues)	147

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

During the year ended March 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Funds’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at March 31, 2017. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. With the exception of Optimum Small-Mid Cap Growth Fund, management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to each Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year. There were no Level 3 investments during the year ended March 31, 2017 for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Optimum Small-Mid Cap Growth Fund:

	Common Stock	Convertible Preferred Stock	Total
Beginning balance March 31, 2016	$296,387	$6,108,877	$6,405,264
Transfers out of Level 3	(366,983)	(1,093,633)	(1,460,616)
Net change in unrealized appreciation (depreciation)	70,596	(430,284)	(359,688)

Ending balance March 31, 2017	$—	$4,584,960	$4,584,960

Net change in unrealized appreciation (depreciation) from investments still held at the end of the year	$—	$164,731	$164,731

Each Fund fair values its financial instruments at fair value using independent pricing sources under the policies approved by the Board. The Pricing Committee is the committee formed by the advisor to develop pricing policies and procedures and to provide oversight of the pricing function for the Funds.

When market quotations are not readily available for one or more portfolio securities, the Funds’ NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Funds’ pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for Optimum Small-Mid Cap Growth Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average Discounted Enterprise Value / Revenue Multiple
Convertible Preferred Stock	$4,584,960	Comparable company approach	Enterprise value /revenue multiple Range of comparable companies	1.7x to 12.4x	4.93×

A significant change to the inputs may result in a significant change to the valuation.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2017 and 2016 were as follows:

Year ended March 31, 2017

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$40,065,220	$6,045,533	$—	$16,750,245	$—	$2,301,127
Long-term capital gains	—	—	51,348,776	143,143,014	—	—

Total	$40,065,220	$6,045,533	$51,348,776	$159,893,259	$—	$2,301,127

Year ended March 31, 2016

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$62,183,208	$4,359,777	$15,880,220	$14,923,587	$269,821	$303,097
Long-term capital gains	1,046,441	—	138,359,844	—	68,382,173	17,425,944
Return of capital	—	—	—	—	9,441	33,216

Total	$63,229,649	$4,359,777	$154,240,064	$14,923,587	$68,661,435	$17,762,257

(continues)	149

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis

As of March 31, 2017, the components of net assets on a tax basis were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Shares of beneficial interest	$1,905,050,974	$545,624,793	$1,128,928,892
Undistributed ordinary income	14,262,271	1,627,894	921,920
Undistributed long-term capital gains	—	—	66,277,800
Capital loss carryforwards	(32,138,119)	(18,878,375)	—
Other temporary difference*	(970,052)	—	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(3,053,981)	35,281,026	289,587,861

Net assets	$1,883,151,093	$563,655,338	$1,485,716,473

	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Share of beneficial interest	$1,098,748,396	$368,909,369	$335,338,237
Undistributed ordinary income	3,293,407	—	1,942,057
Undistributed long-term capital gains	46,062,179	1,789,339	7,866,738
Qualified late year ordinary losses deferred	—	(1,114,999)	—
Unrealized appreciation of investments and foreign currencies	193,851,931	72,656,370	79,727,326

Net assets	$1,341,955,913	$442,240,079	$424,874,358

*See Note 13.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of contingent payment on debt instruments, amortization of premium on convertible securities, treasury inflation protected securities, troubled debt, partnership interest and swap contracts.

Qualified late year ordinary represent losses realized from Jan. 1, 2017 through March 31, 2017 that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, redesignation of dividends and distributions, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, treasury inflation protected securities, CDS contracts, foreign capital gain tax, contingent payment on debt instruments, sale of passive foreign investment companies, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2017, the Funds recorded the following reclassifications:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Undistributed (accumulated) net investment income (loss)	$1,260,303	$54,046	$4,065,400	$(140,056)	$4,151,855	$563,104
Accumulated net realized gain (loss)	(1,260,303)	(54,046)	(4,065,394)	140,056	(2,084)	(417,892)
Paid-in capital	—	—	(6)	—	(4,149,771)	(145,212)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2017, Optimum International Fund and Optimum Large Cap Value Fund utilized $7,606,077 and $13,066,441, respectively, of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2017, there were no capital loss carryforwards for Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Capital loss carryforwards available to offset future realized capital gains, through the indicated expiration dates for Optimum Fixed Income Fund and Optimum International Fund were as follows:

	Pre-enactment capital loss	No expiration
	Expiration date	Post-enactment capital loss character
	2018	Short-term	Long-term	Total
Optimum Fixed Income Fund	$—	$11,736,396	$20,401,723	$32,138,119
Optimum International Fund	4,316,656	9,162,162	5,399,557	18,878,375

(continues)	151

Notes to financial statements

Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund

	Year ended		Year ended		Year ended
	3/31/17	3/31/16	3/31/17	3/31/16	3/31/17	3/31/16
Shares sold:
Class A	277,152	484,087	55,487	106,661	102,264	134,056
Class C	762,019	2,109,294	164,385	370,858	359,119	569,981
Institutional Class	39,990,811	50,670,245	7,475,950	16,417,062	13,872,596	16,932,034
Shares issued upon reinvestment of dividends and distributions:
Class A	73,073	126,444	6,992	4,638	78,519	233,634
Class C	164,873	363,757	5,854	—	319,613	992,070
Institutional Class	4,107,100	6,368,876	513,028	394,001	2,831,952	8,237,260

	45,375,028	60,122,703	8,221,696	17,293,220	17,564,063	27,099,035

Shares redeemed:
Class A	(966,352)	(831,370)	(188,046)	(160,976)	(524,169)	(510,659)
Class C	(4,076,187)	(3,222,618)	(675,780)	(552,865)	(2,200,265)	(1,879,403)
Institutional Class	(62,330,129)	(43,001,210)	(14,653,443)	(8,328,689)	(27,022,876)	(18,670,206)

	(67,372,668)	(47,055,198)	(15,517,269)	(9,042,530)	(29,747,310)	(21,060,268)

Net increase (decrease)	(21,997,640)	13,067,505	(7,295,573)	8,250,690	(12,183,247)	6,038,767

	Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund

	Year ended		Year ended		Year ended
	3/31/17	3/31/16	3/31/17	3/31/16	3/31/17	3/31/16
Shares sold:
Class A	103,359	143,327	35,937	33,959	30,413	33,499
Class C	333,639	531,160	97,187	127,921	57,348	113,119
Institutional Class	20,845,005	16,516,757	6,203,398	8,398,792	5,847,685	8,991,621
Shares issued upon reinvestment of dividends and distributions:
Class A	233,309	20,818	—	70,219	1,195	15,444
Class C	726,016	18,116	—	296,465	—	68,396
Institutional Class	9,693,331	937,805	—	5,097,525	159,920	1,361,942

	31,934,659	18,167,983	6,336,522	14,024,881	6,096,561	10,584,021

Shares redeemed:
Class A	(489,275)	(394,347)	(98,337)	(102,565)	(93,744)	(74,853)
Class C	(1,716,380)	(1,375,133)	(425,001)	(332,514)	(362,310)	(273,196)
Institutional Class	(26,278,928)	(14,408,404)	(14,415,539)	(8,288,503)	(14,304,324)	(8,979,943)

	(28,484,583)	(16,177,884)	(14,938,877)	(8,723,582)	(14,760,378)	(9,327,992)

Net increase (decrease)	3,450,076	1,990,099	(8,602,355)	5,301,299	(8,663,817)	1,256,029

Certain shareholders may exchange shares of one class for another class in the same Fund. There were no exchange transactions for the year ended March 31, 2017. For the year ended March 31, 2016, each Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

	Year ended 3/31/16
	Exchange Redemptions	Exchange Subscriptions
	Class C Shares	Class A Shares	Value
Optimum Fixed Income Fund	10,722	10,688	$102,288
Optimum International Fund	1,512	1,476	17,488
Optimum Large Cap Growth Fund	4,535	4,109	73,970
Optimum Large Cap Value Fund	3,867	3,821	61,640
Optimum Small-Mid Cap Growth Fund	837	753	11,843
Optimum Small-Mid Cap Value Fund	652	587	7,731

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may also enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may enter into these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

During the year ended March 31, 2017, with the exception of Optimum Small-Mid Cap Value Fund, the Funds used foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date, to hedge the U.S. dollar value of securities the Funds already own that are denominated in foreign currencies, and to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2017, with the exception of Optimum Small-Mid Cap Value, held foreign currency exchange contracts which are reflected on the “Statements of operations” under “Net realized and unrealized gain (loss) on foreign currency exchange contracts.”

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $1,832,000 cash and securities collateral valued at $4,887,228, as margin for open futures contracts. Securities collateral are presented on the “Schedules of investments” and cash collateral is presented on the “Statements of assets and liabilities” as “Cash collateral due from brokers.”

During the year ended March 31, 2017, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts —Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended March 31, 2017 for Optimum Fixed Income Fund were as follows:

	Number of
Call options	contracts	Premiums
Options outstanding March 31, 2016	73,110,000	$255,102
Options written	108,662,827	1,626,440
Options expired	(148,472,100)	(701,211)
Options terminated in closing purchase transactions	(14,200,363)	(412,865)

Options outstanding March 31, 2017	19,100,364	$767,466

	Number of
Put options	contracts	Premiums
Options outstanding March 31, 2016	268,400,364	$1,351,614
Options written	164,162,769	1,096,441
Options expired	(300,762,920)	(1,370,893)
Options terminated in closing purchase transactions	(108,400,213)	(626,914)

Options outstanding March 31, 2017	23,400,000	$450,248

During the year ended March 31, 2017, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to adjust the Fund’s overall exposure to certain markets, to protect the value of portfolio securities, to manage the Fund’s exposure to changes in foreign currencies, and to receive premiums for writing options.

Swap Contracts —Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended March 31, 2017, Optimum Fixed Income Fund used inflation swaps to hedge the inflation risk in nominal bonds (i.e., non-inflation-protected bonds) thereby creating “synthetic” inflation-indexed bonds.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2017, Optimum Fixed Income Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2017, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2017, the notional value of the protection sold was EUR 2,500,000 and USD 42,500,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount

(continues)	155

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2017, net unrealized appreciation of the protection sold was $922,796.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2017, Optimum Fixed Income Fund used CDS contracts to hedge against credit events, to enhance total return, and to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2017, for bilateral derivative contracts, Optimum Fixed Income Fund posted $640,000 in cash collateral for certain open derivatives, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Optimum Fixed Income Fund posted $2,266,553 cash and $3,193,991 securities collateral respectively for certain centrally cleared derivatives. Cash collateral is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities” and securities collateral is presented on the “Schedules of investments.” At March 31, 2017, for bilateral derivative contracts, the Fund received $680,000 in cash collateral. Cash collateral received is presented as “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments for Optimum Fixed Income Fund as of March 31, 2017 were as follows:

	Asset Derivatives
	Fair Value
	Currency	Interest rate	Credit
Statements of Assets and Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$1,367,637	$—	$—	$1,367,637
Variation margin due from broker on futures contracts*	2,027,864	1,025,764	—	3,053,628
Unrealized appreciation of swap contracts	—	2,898,329	991,235	3,889,564

Total	$3,395,501	$3,924,093	$991,235	$8,310,829

	Liability Derivatives
	Fair Value
	Currency	Interest	Credit
Statements of Assets and Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$(1,101,958)	$—	$—	$(1,101,958)
Variation margin due from broker on futures contracts*	(439,390)	(84,910)	—	(524,300)
Options written, at value	—	(701,385)	—	(701,385)
Variation margin due to brokers on centrally cleared swap contracts	—	(105,256)	(2,777)	(108,033)
Unrealized depreciation of swap contracts	—	(820,608)	(403,722)	(1,224,330)

Total	$(1,541,348)	$(1,712,159)	$(406,499)	$(3,660,006)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2017. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2017 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$3,099,794	$(1,268,969)	$(7,710)	$886,324	$—	$2,709,439
Equity contracts	—	(1,182,939)	—	—	—	(1,182,939)
Interest rate contracts	—	(11,496,854)	(149,350)	1,017,464	(2,517,361)	(13,146,101)
Credit contracts	—	—		50,421	(295,308)	(244,887)

Total	$3,099,794	$(13,948,762)	$(157,060)	$1,954,209	$(2,812,669)	$(11,864,488)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency contracts	$2,823,705	$4,302,511	$(6,213)	$141,422	$—	$7,261,425
Equity contracts	—	77,415	—	—	—	77,415
Interest rate contracts	—	185,574	327,821	(409,383)	12,913,848	13,017,860
Credit contracts	—	—	—	(30,903)	350,810	319,907

Total	$2,823,705	$4,565,500	$321,608	$(298,864)	$13,264,658	$20,676,607

Derivatives generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2017.

	Long Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
Foreign currency exchange contracts (average cost)	USD	50,814,217	USD 872,751	USD	—	USD	30,579
Futures contracts (average notional value)		390,822,572	—		—		—
Options contracts (average notional value)		381,711	—		—		—
CDS contracts (average notional value)*	EUR	612,075	—		—		—
	USD	15,636,490	—		—		—
Inflation swap contracts (average notional value)**		158,103	—		—		—
Interest rate swap contracts (average notional value)**			—		—		—
	CAD	4,122,925	—		—		—
	MXN	322,062,055	—		—		—
	USD	11,218,636	—		—		—

(continues)	157

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

	Short Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
Foreign currency exchange contracts (average cost)	USD	147,204,543	USD 920,882	USD	18,564	USD	24,965
Futures contracts (average notional value)		934,390,947	—		—		—
Options contracts (average notional value)		501,242	—		—		—
CDS contracts (average notional value)*	EUR	3,822,134	—		—		—
	USD	40,811,166	—		—		—
Interest rate swap contracts (average notional value)**	GBP	3,568,379	—		—		—
	MXN	10,131,225	—		—		—
	USD	242,306,937	—		—		—

* Long represents buying protection and short represents selling protection.

** Long represents receiving fixed interest payments and short represents paying fixed interest payments.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2017, Optimum Fixed Income Fund and Optimum International Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Optimum Fixed Income Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of America Merrill Lynch	$521,784	$(478,028)	$43,756
Barclays Bank	17,069	(4,208)	12,861
BNP Paribas	319,005	(429,363)	(110,358)
Bank of New York Mellon	—	(9)	(9)
Citigroup Global Markets	4,872	(1,900)	2,972
Deutsche Bank	745,453	—	745,453
Goldman Sachs	86,789	—	86,789
Hong Kong Shanghai Bank	2,778	(6,880)	(4,102)
JPMorgan Chase Bank	654,299	(259,159)	395,140
Morgan Stanley Capital	500,515	(458,618)	41,897
Toronto Dominion Bank	15,137	(11,478)	3,659

Total	$2,867,701	$(1,649,643)	$1,218,058

		Optimum Fixed Income Fund
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$43,756	$—	$—	$—	$—	$43,756
Barclays Bank	12,861	—	—	—	—	12,861
BNP Paribas	(110,358)	—	—	—	110,358	—
Bank of New York Mellon	(9)	—	—	—	—	(9)
Citigroup Global Markets	2,972	—	—	—	—	2,972
Deutsche Bank	745,453	—	—	—	—	745,453
Goldman Sachs	86,789	—	—	—	—	86,789
Hong Kong Shanghai Bank	(4,102)	—	—	—		(4,102)
JPMorgan Chase Bank	395,140	—	(395,140)	—	—	—
Morgan Stanley Capital	41,897	—	(10,000)	—	—	31,897
Toronto Dominion Bank	3,659	—	—	—	—	3,659

Total	$1,218,058	$—	$(405,140)	$—	$110,358	$923,276

(continues)	159

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

Optimum International Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Brown Brothers Harriman	$—	$(530)	$(530)

Optimum International Fund
		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(b)
Brown Brothers Harriman	$(530)	$—	$—	$—	$—	$(530)

Master Repurchase Agreements

	Optimum Fixed Income Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$5,743,260	$(5,743,260)	$—	$(5,743,260)	$—
Bank of Montreal	5,743,260	(5,743,260)	—	(5,743,260)	—
BNP Paribas	6,094,480	(6,094,480)	—	(6,094,480)	—

Total	$17,581,000	$(17,581,000)	$—	$(17,581,000)	$—

	Optimum International Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$999,296	$(999,296)	$—	$(999,296)	$—
Bank of Montreal	999,297	(999,297)	—	(999,297)	—
BNP Paribas	1,060,407	(1,060,407)	—	(1,060,407)	—

Total	$3,059,000	$(3,059,000)	$—	$(3,059,000)	$—

	Optimum Large Cap Growth Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$7,137,179	$(7,137,179)	$—	$(7,137,179)	$—
Bank of Montreal	7,137,179	(7,137,179)	—	(7,137,179)	—
BNP Paribas	7,573,642	(7,573,642)	—	(7,573,642)	—

Total	$21,848,000	$(21,848,000)	$—	$(21,848,000)	$—

	Optimum Large Cap Value Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$3,112,552	$(3,112,552)	$—	$(3,112,552)	$—
Bank of Montreal	3,112,553	(3,112,553)	—	(3,112,553)	—
BNP Paribas	3,302,895	(3,302,895)	—	(3,302,895)	—

Total	$9,528,000	$(9,528,000)	$—	$(9,528,000)	$—

	Optimum Small-Mid Cap Growth Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$1,024,124	$(1,024,124)	$—	$(1,024,124)	$—
Bank of Montreal	1,024,124	(1,024,124)	—	(1,024,124)	—
BNP Paribas	1,086,752	(1,086,752)	—	(1,086,752)	—

Total	$3,135,000	$(3,135,000)	$—	$(3,135,000)	$—

	Optimum Small-Mid Cap Value Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Bank of America Merrill Lynch	$212,338	$(212,338)	$—	$(212,338)	$—
Bank of Montreal	212,338	(212,338)	—	(212,338)	—
BNP Paribas	225,324	(225,324)	—	(225,324)	—

Total	$650,000	$(650,000)	$—	$(650,000)	$—

Reverse repurchase agreements

Reverse repurchase transactions are entered into by Optimum Fixed Income Fund under Master Repurchase Agreements (each, an “MRA”). MRA which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

(continues)	161

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

As of March 31, 2017, the following table is a summary of Optimum Fixed Income Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Optimum Fixed Income Fund
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Collateral Pledged	Net Exposure(b)

Merrill Lynch Pierce Fenner & Smith	$(2,400,000)	$2,395,358	$—	$2,395,358	$(4,642)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Optimum Fixed Income Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Securities Lending

Securities lending transactions are entered into by Optimum International Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of March 31, 2017, the following table is a summary of Optimum International Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair value of Non-Cash Collateral Received	Net Exposure(b)

The Bank of New York Mellon	$26,639,200	$(15,212,230)	$(11,426,970)	$—

(a)The value of the related collateral exceeded the value of the repurchase agreements and securities lending transactions as of March 31, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedules of investments.” Securities purchased with cash collateral are valued at the market value. A Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent, and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount a Fund would be required to return to the borrowers of the securities and that Fund would be required to make up for this shortfall.

During the year ended March 31, 2017, Optimum Fixed Income Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund had no securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2017 for the Optimum International Fund:

Securities Lending Transactions	Overnight and Continuous	Under 30 days	Between 30 & 90 days	Over 90 days	Total
Common stock	$19,091,711	$—	$—	$—	$19,091,711

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby

(continues)	163

Notes to financial statements

Optimum Fund Trust

financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2017. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933 (the Act), as amended, and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. General Motors Term Loan Litigation

Optimum Fixed Income Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $1,385,788 and an asset of $415,736 based on the expected recoveries to unsecured creditors as of March 31, 2017 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

14. Subsequent Events

At a meeting held on Dec. 14–15, 2016 (the “Meeting”), the Board approved an amended and restated fee schedule for the Investment Management Agreement between DMC and the Trust in connection with each of the Funds that became effective on April 1, 2017. In accordance with the terms of the amended and restated fee schedule for the Investment Management Agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund beginning April 1, 2017:

Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

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Notes to financial statements

Optimum Fund Trust

14. Subsequent Events (continued)

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

In addition, at the Meeting the Board also approved an amended and restated fee schedule for the administrative, shareholder servicing, dividend disbursing and transfer agency services provided to the Funds by DIFSC under the Amended and Restated Mutual Fund Services Agreement between the Trust and DIFSC. The amended and restated fee schedule for these services became effective on April 1, 2017.

For these administrative services, effective April 1, 2017, the Trust pays DIFSC a fee at an annual rate (plus out-of-pocket expenses) of 0.0525% of assets up to $7.5 billion of the Trust’s average daily net assets; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion; and 0.0325% of assets over $14 billion.

For these shareholder servicing, dividend disbursing and transfer agency services, effective April 1, 2017, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses.

Effective April 3, 2017, Delaware Investments® Family of Funds became Delaware FundsSM by Macquarie and Delaware Investments changed its name to Macquarie Investment Management (MIM). MIM is the marketing name for the companies comprising the asset management division of Macquarie Group Limited. Certain entities providing services to the Funds have also changed their names to reflect the use of the MIM name.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 26, 2017

167

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2017, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Optimum Fixed Income Fund	—	100.00%	100.00%	0.33%
Optimum International Fund	—	100.00%	100.00%	—
Optimum Large Cap Growth Fund	100.00%	—	100.00%	—
Optimum Large Cap Value Fund	89.52%	10.48%	100.00%	100.00%
Optimum Small-Mid Cap Value Fund	—	100.00%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
0.37%	100.00%	—	100.00%	—	100.00%

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $793,429. The gross foreign source income earned during the fiscal year 2017 by the Fund was $14,850,429.

168

Board Consideration of Amended Fee Schedule for Investment Management Agreement for Optimum Fund Trust at a Meeting Held Dec. 14–15, 2016

At a meeting held Dec. 14–15, 2016 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of Optimum Fund Trust (the “Trust”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a fee restructuring proposal that lowered current investment management fees charged to the Funds by Delaware Management Company (“DMC” or “Management”) and lowered the administration and transfer agency fees charged to the Funds by DMC’s affiliate. In particular, the Board approved an amended and restated fee schedule (the “Amended Fee Schedule”) for the Investment Management Agreement between DMC and the Trust on behalf of each of the six separate series within the Trust (each, a “Fund” or collectively, the “Funds”).

In reaching its decision with regard to the Amended Fee Schedule, the Board took into account information provided, and discussions held, in connection with the Investment Management Agreement renewal process undertaken by the Board that culminated in the renewal of DMC’s Investment Management Agreement at the Board’s September 2016 meeting (the “September Renewal”) and additional materials provided to the Board in regards to the Amended Fee Schedule proposal in connection with the Meeting.

In considering the Amended Fee Schedule, the Independent Trustees received assistance and advice from and met separately with independent counsel. In this regard, the Independent Trustees reviewed with independent counsel their legal duties and obligations in connection with the approval of the Amended Fee Schedule and discussed, in detail, the matters related to such approval. The materials prepared by Management specifically in connection with the approval of the Amended Fee Schedule were provided to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. Following discussions in this regard and for reasons underlying the Board’s decision in connection with the September Renewal, the Trustees were satisfied with the nature, extent and quality of the services provided by DMC to each of the Funds. In addition, the Board took into consideration Management’s representation that there would be no change in the nature, quality and quantity of the services DMC provides to the Funds.

Investment performance. As noted in connection with the September Renewal, the Board was either satisfied with the overall investment performance of a Fund or the Board believed that DMC had taken appropriate steps to improve the performance of a Fund. The Funds’ and DMC’s performance during the period between the September Renewal and the Meeting had not altered the Board’s assessment of DMC in regards to investment performance.

Comparative expenses. In considering the appropriateness of the investment management fees charged to the Funds, the Board also reviewed and considered the investment management fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by DMC. It was noted that at the September Renewal the Trustees considered various other products, portfolios and entities that are advised by DMC, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts of interest. Attention was also given to an analysis of each Fund’s Institutional Class share expenses, including investment management fees, as compared to a group of other multi-advised institutional funds deemed comparable by Lipper Inc. (an independent third-party analyst and subsidiary of Broadridge Inc.), provided in connection with the September Renewal. It was noted that the Board’s analysis in regards to these items had not materially changed from the September Renewal.

The Trustees noted that DMC was proposing fee concessions for the services provided for investment management. Materials were furnished to the Board ahead of the Meeting detailing these fee schedule changes and information on pro forma Fund expenses were also provided to the Board showing the expected impact of the Amended Fee Schedule on the Funds’ expense ratios. The Trustees also noted that DMC, since inception, had waived fees to the extent necessary to keep expenses of each Fund from exceeding a designated percentage of the applicable Fund’s average daily net assets, and that the Trustees had also previously discussed in detail the current cap on expenses in effect for each Fund through July 29, 2017. It was noted that DMC plans on continuing to utilize expense caps to strategically reduce a Fund’s total expenses after the Amended Fee Schedule goes into effect on April 1, 2017. While intending to continuously monitor the fee structure of each Fund, the Trustees found the revised expense structure of each Fund to be acceptable in view of the nature and structure of Fund operations and Management’s cap on expenses.

(continues)	169

Other Fund information

(Unaudited)

Optimum Fund Trust

Board Consideration of Amended Fee Schedule for Investment Management Agreement for Optimum Fund Trust at a Meeting Held Dec. 14–15, 2016 (continued)

DMC’s profitability; economies of scale. Based on the asset size of each Fund and the reimbursement and/or waiver of expenses by DMC, as well as the profitability information furnished to them by DMC, the Trustees did not believe that the level of profit being realized by DMC and its affiliates from services provided to any of the Funds was excessive. The profitability for DMC and its affiliates was provided both prior to the proposed fee restructuring and post-fee restructuring based on pro forma profitability reports. In connection with the September Renewal, the Board was also provided with information on potential fall-out benefits derived or to be derived by DMC and its affiliates in connection with their relationship to the Funds, such as the fees received for non-investment management services provided to the Funds by certain affiliates of DMC, soft dollar arrangements, and commissions paid to affiliated broker-dealers.

The Trustees recognized that as the Funds get larger at some point, economies of scale may result in DMC realizing a larger profit margin on management services provided to a Fund. The Trustees also noted that economies of scale are shared with a Fund and its shareholders through investment management fee breakpoints so that as a Fund grows in size, its effective investment management fee rate declines. After the implementation of the Amended Fee Schedule, the Board noted that each Fund’s fee schedule with DMC would have breakpoints and the last breakpoint for each Fund would be set at an asset level that is higher than each Fund’s current assets under management.

170

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Matt Audette[2] 2005 Market Street Philadelphia, PA 19103	Trustee	Dec.16, 2016 to present	Chief Financial Officer and Managing Director — LPL Financial LLC (2015-Present)	6	None

May 1974
			Chief Financial Officer — E*TRADE Financial Corporation (2011-2015)

Shawn K. Lytle[2,4] 2005 Market Street Philadelphia, PA 19103	Trustee, President and Chief Executive Officer	Trustee since Oct. 14, 2015; President and Chief	Mr. Lytle has served as President of Delaware Investments[3,4]	6	Trustee — Delaware Investments® Family of Funds
		Executive Officer	since June 2015		(62 funds)
February 1970		since June 18, 2015	and was the Regional Head		(September 2015-Present)
			of Americas for UBS Global
			Asset Management from 2010 through 2015.
INDEPENDENT TRUSTEES
Robert J. Christian	Chairman	Nov. 1, 2007	Private Investor	6	Trustee — FundVantage
2005 Market Street	and Trustee	to present	(2006-Present)		Trust (34 mutual funds)
Philadelphia, PA 19103					(2007-Present)

February 1949

Durant Adams Hunter	Trustee	July 17, 2003	Managing Partner — Ridgeway Partners	6	None
2005 Market Street		to present	(Executive recruiting)
Philadelphia, PA 19103			(2004-Present)

November 1948

Pamela J. Moret	Trustee	Oct. 1, 2013	Private Investor	6	Director – Blue Cross
2005 Market Street		to present	(2015–Present)		Blue Shield of Minnesota
Philadelphia, PA 19103					(2014-Present)
			Chief Executive Officer —
February 1956			brightpeak financial
			(2011-June 2015)

			Senior Vice President —
			Thrivent Financial for Lutherans
			(2002-2015)

Stephen Paul Mullin	Trustee	July 17, 2003	President —	6	Director – Nasdaq
2005 Market Street		to present	Econsult Solutions, Inc.		Futures, Inc.
Philadelphia, PA 19103			(Economic Consulting)		(2007-Present)
			(2013-Present)
February 1956
			Senior Vice President —
			Econsult Corp.
			(Economic consulting)
			(2000-2012)

(continues)	171

Board of trustees and officers addendum

Optimum Fund Trust

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (continued)
Robert A. Rudell 2005 Market Street Philadelphia, PA 19103	Trustee	July 17, 2003 to present	Private Investor (2002-Present)	6	Director and Independent Chairman — Heartland Funds
(3 mutual funds)
September 1948					(2005-Present)

Jon Edward	Trustee	July 17, 2003	President — H&S	6	None
Socolofsky		to present	Enterprises of Minocqua, LLC
2005 Market Street			(Commercial real estate developer)
Philadelphia, PA 19103			(2005-Present)

March 1946			Private Investor
(2002-Present)

Susan M. Stalnecker	Trustee	Dec. 14, 2016	Private Investor	6	Trustee — Duke University
2005 Market Street		to present	(2016-Present)		Health System, Audit
Philadelphia, PA 19103					Committee member
			Vice President — Productivity & Shared		(2010–Present)
January 1953			Services — E.I. du Pont de Nemours and
			Company (2012-2016)		Director — Leidos
(2016-Present)
Vice President and Treasurer —
E.I. du Pont de Nemours and
Company (2006-2012)
OFFICERS

David F. Connor	Senior Vice President,	Senior Vice President	David F. Connor has served in	6	None[4]
2005 Market Street	General Counsel,	since May 2013;	various capacities at
Philadelphia, PA 19103	and Secretary	General Counsel	different times at
		since May 2015;	Delaware Investments[3].
December 1963		Secretary since
Oct. 2005

Daniel V. Geatens	Vice President	Sept. 20, 2007	Daniel V. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA 19103			different times at
Delaware Investments[3].
October 1972

Richard Salus	Senior	Jan. 1, 2006	Richard Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA 19103	and		at different times at
	Chief Financial		Delaware Investments[3].
October 1963	Officer

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriters, and transfer agent.
[4]	Messrs, Lytle, Connor, Geatens, and Salus also serve in similar capacities for the Delaware Investments® Family of Funds, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

172

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Contact information

Matt Audette	David F. Connor	Investment manager
Chief Financial Officer and Managing Director — LPL Financial LLC	Senior Vice President, General Counsel, and Secretary Optimum Fund Trust Philadelphia, PA	Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, PA

Shawn K. Lytle

President — Delaware Investments

Philadelphia, PA

Robert J. Christian

Private Investor

Durant Adams Hunter

Managing Partner — Ridgeway Partners

Pamela J. Moret

Private Investor

Stephen Paul Mullin

President — Econsult Solutions, Inc.

Robert A. Rudell

Private Investor

Jon Edward Socolofsky

Private Investor

Susan M. Stalnecker

Private Investor

Daniel V. Geatens Vice President and Treasurer Optimum Fund Trust Philadelphia, PA Richard Salus Senior Vice President and Chief Financial Officer Optimum Fund Trust Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend disbursing, and transfer agent

Delaware Investments Fund

Services Company

2005 Market Street

Philadelphia, PA 19103-7094

For shareholders

800 914-0278

For securities dealers

and financial institutions

representatives only

800 362-7500

Website

optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge (i) upon request, by calling 800 914-0278; (ii) on the Funds’ website at optimummutualfunds.com/literature; and (iii) on the SEC’s website at sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

173

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Robert A. Rudell
Jon E. Socolofsky

Item 4. Principal Accountant Fees and Services

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Optimum Fund Trust (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware FundsSM by Macquarie investment company complex (which includes the Funds) implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds for certain time periods, the Funds’ filings with the SEC that contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Funds.

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $153,000 for the fiscal year ended March 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $148,500 for the fiscal year ended March 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Optimum Fund Trust.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $10,036,000 for the registrant’s fiscal years ended March 31, 2017 and March 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2017